SPARTAN(registered trademark)


(registered trademark)
ARIZONA
MUNICIPAL
FUNDS


ANNUAL REPORT
AUGUST 31, 1996
CONTENTS

CHECK PAGE NUMBERS !!!



PRESIDENT'S MESSAGE                           3     NED JOHNSON ON INVESTING
                                                    STRATEGIES

SPARTAN ARIZONA MUNICIPAL INCOME FUND

                                              4     PERFORMANCE

                                              7     FUND TALK: THE MANAGER'S OVERVI
                                                    EW

                                              10    INVESTMENT CHANGES

                                              11    INVESTMENTS

                                              15    FINANCIAL STATEMENTS

SPARTAN ARIZONA MUNICIPAL MONEY MARKET FUND

                                              19    PERFORMANCE

                                              21    FUND TALK: THE MANAGER'S OVERVI
                                                    EW

                                              23    INVESTMENT CHANGES

                                              24    INVESTMENTS

                                              27    FINANCIAL STATEMENTS

                                              31    NOTES TO THE FINANCIAL STATEMENTS

                                              34    REPORT OF INDEPENDENT ACCOUNTAN
                                                    TS

                                              35    DISTRIBUTIONS



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR
THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THIS REPORT IS NOT AUTHORIZED
FOR
DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR
ACCOMPANIED BY
AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST
OR SEND
MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.
PRESIDENT'S MESSAGE


DEAR SHAREHOLDER:
Although stocks have managed to post solid returns through the first eight months of 1996, signs of strength in the economy have led to inflation fears, causing some uncertainty in both the stock and bond markets so far this year. In 1995, both stock and bond markets posted strong results, while the year before, stocks posted below-average returns and bonds had one of the worst years in history.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
Keeping in mind that the effects of interest rate changes on your bond investments will only be "paper" gains or losses unless you sell your shares, staying in your bond fund may be appropriate if your investment horizon is at least a year or more. The longer your investing time frame, the more likely it is that you will retain your principal investment through both up and down markets. For example, a 10-year time frame, such as saving for a college education, enables you to weather these ups and downs in a long-term fund, which has higher potential returns. An intermediate-length fund could be appropriate if your investment horizon is two to four years, and a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government.
No matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
If you have any questions, please call us at 1-800-544-8888. We stand ready to provide the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
SPARTAN ARIZONA MUNICIPAL INCOME FUND

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in share price, reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells securities that have grown in value), and the effect of the $5 account closeout fee on an average size account. You can also look at the fund's income to measure performance. If Fidelity had not reimbursed certain fund expenses during the periods shown, the total returns, dividends, and yields would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED AUGUST 31, 1996                PAST 1   LIFE OF
                                             YEAR     FUND

Spartan Arizona Municipal Income             4.71%    17.01%

Lehman Brothers Arizona Enhanced             4.73%    n/a
Municipal Bond Index

Arizona Municipal Debt Funds Average         5.07%    n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, or since the fund started on
October 11, 1994. For example, if you invested $1,000 in a fund that had a
5% return over the past year, the value of your investment would be $1,050.
You can compare the fund's returns to the performance of the Lehman
Brothers Arizona Enhanced Municipal Bond Index, which is a total return performance benchmark for Arizona investment-grade municipal bonds with maturities of at least one year. To measure how the fund's performance stacked up against its peers, you can compare it to the Arizona municipal debt funds average which reflects the performance of 35 mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. over the past 12 months. Both benchmarks will include reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED AUGUST 31, 1996                PAST 1   LIFE OF
                                             YEAR     FUND

Spartan Arizona Municipal Income             4.71%    8.65%

Lehman Brothers Arizona Enhanced             4.73%    n/a
Municipal Bond Index

Arizona Municipal Debt Funds Average         5.07%    n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19960831 19960916 090330 S00000000000001
             Spartan AZ Muni                 Lehman Brothers Muni
             00434                           LB015
  1994/10/31       10000.00                        10000.00
  1994/11/30        9820.11                         9819.20
  1994/12/31       10064.35                        10035.32
  1995/01/31       10414.23                        10322.13
  1995/02/28       10773.06                        10622.30
  1995/03/31       10866.46                        10744.35
  1995/04/30       10885.64                        10757.03
  1995/05/31       11219.72                        11100.28
  1995/06/30       11111.21                        11003.71
  1995/07/31       11215.14                        11108.03
  1995/08/31       11372.18                        11248.88
  1995/09/30       11463.33                        11320.08
  1995/10/31       11631.80                        11484.67
  1995/11/30       11820.94                        11675.21
  1995/12/31       11925.02                        11787.40
  1996/01/31       12041.15                        11876.40
  1996/02/29       11942.15                        11796.23
  1996/03/31       11779.23                        11645.48
  1996/04/30       11735.76                        11612.52
  1996/05/31       11716.16                        11607.88
  1996/06/30       11827.94                        11734.29
  1996/07/31       11918.94                        11841.07
  1996/08/31       11908.53                        11838.23
IMATRL PRASUN   SHR__CHT 19960831 19960916 090336 R00000000000123

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Spartan Arizona Municipal Income Fund on October 31, 1994, shortly after the fund started. As the chart shows, by August 31, 1996, the value of the investment would have grown to $11,909 - a 19.09% increase on the initial investment. This assumes the fund was still owned on August 31, 1996 and therefore does not include the effect of the $5 account closeout fee. For comparison, look at how the Lehman Brothers Municipal Bond Index, which reflects the performance of the investment-grade municipal bond market, did over the same period. With dividends reinvested, the same
$10,000 would have grown to $11,838 - a 18.38% increase.

UNDERSTANDING
PERFORMANCE
How a fund did yesterday is no
guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return, and yield of
a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)
TOTAL RETURN COMPONENTS
      YEAR ENDED          OCTOBER 11, 1994
      AUGUST 31,          (COMMENCEMENT
                          OF OPERATIONS) TO

      1996                AUGUST 31, 1995

Dividend return    4.92% 5.34%

Capital appreciation
 return    -0.21%  6.39%

Total return    4.71% 11.73%
DIVIDEND returns and capital appreciation returns are both part of a bond fund's total return. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or gains are reinvested. Capital appreciation and total returns include the effect of the $5 account closeout fee on an average size account.
DIVIDENDS AND YIELD

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
PERIODS ENDED AUGUST 31, 1996            PAST          PAST 6         PAST 1
                                         MONTH         MONTHS         YEAR

Dividends per share                      4.08(cents)   24.77(cents)   51.41(cents)

Annualized dividend rate                 4.54%         4.68%          4.84%

30-day annualized yield                  4.57%         -              -

30-day annualized tax-equivalent yield   7.53%         -              -


DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.59 over the past month, $10.49 over the past six months and $10.62 over the past year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 39.33% combined effective 1996 federal and state income tax bracket, but does not reflect the payment of the federal alternative minimum tax, if applicable.
SPARTAN ARIZONA MUNICIPAL INCOME FUND

FUND TALK: THE MANAGER'S OVERVIEW


An interview with Jonathan Short, Portfolio Manager of Spartan Arizona Municipal Income Fund
Q. HOW DID THE FUND PERFORM, JON?
A. For the 12 months ended August 31, 1996, the fund had a total return of 4.71%. The Arizona municipal debt funds average, as tracked by Lipper Analytical Services, returned 5.07% for the past year. Additionally, the Lehman Brothers Arizona Enhanced Municipal Bond Index returned 4.73% for the past year.
Q. WE UNDERSTAND THERE WERE SOME RECENT INVESTMENT POLICY CHANGES.
A. That's correct. As of June 24, 1996, the fund reserves the right to invest up to 5% of its assets - down from one-third - in below-investment-grade securities. The fund does not intend to seek out lower-quality, below-investment-grade bonds. Instead, this change helps the fund maintain a degree of flexibility under unusual circumstances. Further, Fidelity now uses two additional agencies to determine the credit quality of the fund's bonds. Ratings from Duff & Phelps Rating Co. and Fitch Investors Service, L.P., are being employed, along with those from Moody's Investors Service and Standard & Poor's that Fidelity had used previously.
Q. HOW HAVE MUNICIPALS FARED OVER THE PAST SIX MONTHS?
A. Nearly all bonds suffered a pullback primarily due to heightened inflation fears. Several consecutive monthly employment reports indicated that a surprising number of new jobs were created, which generally led investors to fret that the economy was growing at a quicker-than-expected pace. The main worry was that a fast-growing economy would translate into higher inflation, which could prompt the Federal Reserve Board to raise interest rates. Higher interest rates, of course, eat away at the value of bond holdings. Despite this negative backdrop, municipals performed well compared to Treasuries over the past six months as investors' fears of radical tax reform - which caused munis to lag Treasuries during 1995 - dissipated. During the period, there was also a number of bonds maturing and being called, or paid off early, by their issuer, which strengthened demand for municipals when this money was reinvested in the muni market.
Q. DURING THE PERIOD, YOU INCREASED THE OVERALL CREDIT QUALITY OF THE FUND. WHAT PRECIPITATED THAT MOVE?
A. Credit spreads - which measure the difference in yields between bonds of various credit qualities - narrowed, or lessened. As spreads narrowed, I was able to sell some lower-rated bonds at attractive levels and replace them with higher-rated bonds, without sacrificing much additional yield. By upgrading the fund's holdings, it means that the fund carries less credit risk - the risk that a borrower will not repay an obligation as promised. Typically, I would buy the highest-rated insured bonds. But on occasion I found selected opportunities to add uninsured bonds.
Q. WHICH LOWER-RATED BONDS DID YOU SELL AND WHAT TYPES OF HIGHER-RATED BONDS DID YOU BUY?
A. I sold bonds issued by the Puerto Rico Electric Power Authority, rated Baa1 by Moody's. Shareholders may recall that as a territory of the United States, Puerto Rico can issue bonds free from local, state and federal income taxes. I added to the fund's existing holdings in bonds issued by the electric utility Salt River Project, which is rated AA by Moody's and Aa by Standard & Poor's. In my view, the Salt River Project is a strong credit and its debt service coverage - which is one indication of how able an issuer is to pay off its debt - is quite good. Although there are some deregulation efforts under way in Arizona, I believe that the Salt River Project's superior competitive position could enable the utility to remain financially strong.
Q. IN THE LAST SHAREHOLDER REPORT, YOU DISCUSSED HOW YOU HAD EMPHASIZED INTERMEDIATE-TERM BONDS. DID YOU CONTINUE TO DO THAT OVER THE PAST SIX MONTHS AS WELL?
A. Yes I did. The yield curve - a graphical representation of the yields bonds of various maturities pay - flattened during the past six months. When the yield curve flattened, longer-term bonds didn't reward investors with as much additional yield over intermediate-term bonds as they did when the curve was steeper. In my view, many longer-term bonds didn't offer enough yield for the added risk, and intermediate bonds were more attractive on a risk/return basis.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. In hindsight, I wish I bought more housing bonds. In rising interest-rate environments, housing bonds have historically outperformed other municipal securities.
Q. WHAT'S YOUR OUTLOOK?
A. With the presidential election coming up, there's the potential for tax reform becoming an issue again. Should this occur, municipals may not be able to continue their strong performance relative to Treasuries. But from a technical standpoint, I'm cautiously optimistic. If supply remains at current levels and demand holds firm, that would most likely be a positive for the municipal market. But no matter what the direction of the municipal market, I'll continue to concentrate on identifying securities that I think have the potential to outperform the market.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: high current tax-free
income for Arizona residents
START DATE: October 11, 1994
SIZE: as of August 31, 1996,
more than $20 million
MANAGER: Jonathan Short,
since October 1995; manager,
Spartan Florida Municipal
Income, since May 1996;
Fidelity Advisor California
Municipal Income, since
February 1996; Spartan
California Municipal Income,
Spartan California
Intermediate Municipal
Income, Fidelity California
Insured Municipal Income,
Fidelity California Municipal
Income, and Fidelity
Minnesota Municipal Income,
since 1995; joined Fidelity in
1990
(checkmark)
JONATHAN SHORT ON ARIZONA'S
ECONOMY:
"Arizona's economy has
continued to be quite strong
as evidenced by personal
income growth which was
approximately 7.5% over the
past year. While down from
the 10% personal income
growth rate in the prior 12
months, Arizona handily
outpaced the nation as a
whole. What's more, the
state is replacing its reliance on
natural resources and tourism
- which was the major part
of its economy in the '80s -
with a more diversified
economy that now includes
growing high tech,
manufacturing and
electronics industries.
"Specifically, the state's
semi-conductor industry has
become an important driver of
economic growth. If the
demand for computers slows
or the U.S. economy
weakens, Arizona's economy
should weaken. But even if
either of those events occur,
the state's economic
situation most likely will
continue to outpace the
national average."
SPARTAN ARIZONA MUNICIPAL INCOME FUND

INVESTMENT CHANGES


TOP FIVE SECTORS AS OF AUGUST 31, 1996
                       % OF FUND'S    % OF FUND'S INVESTMENT
                       INVESTMENTS    S
                                      IN THESE SECTORS
                                      6 MONTHS AGO

General Obligation     30.1           23.7

Special Tax            18.2           20.4

Escrowed/Prerefunded   11.8           9.7

Electric Revenue       11.6           18.0

Education              8.6            8.8

AVERAGE YEARS TO MATURITY AS OF AUGUST 31, 1996
               6 MONTHS AGO

Years   10.4   10.9

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF AUGUST 31, 1996
              6 MONTHS AGO

Years   6.9   7.1

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE. BEGINNING WITH THE REPORTING CYCLE OF JUNE,1996, THE MODEL USED TO CALCULATE DURATIONS MAY BE SLIGHTLY MODIFIED IN ORDER TO FURTHER REFINE THIS INFORMATION. THESE CHANGES IN METHODOLOGY MAY PRODUCE ADJUSTMENTS IN HISTORICAL DURATION FIGURES.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF AUGUST 31, 1996 AS OF  FEBRUARY 29, 1996
Aaa 58.5%
Aa, A 34.0%
Baa 3.0%
Ba, B 0.0%
Non-rated 0.0%
Short-term
investments 4.5%
Aaa 49.1%
Aa, A 33.7%
Baa 8.4%
Ba, B 0.0%
Non-rated 0.0%
Short-term
investments 8.8%
Row: 1, Col: 1, Value: 58.5
Row: 1, Col: 2, Value: 34.0
Row: 1, Col: 3, Value: 3.0
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 4.5
Row: 1, Col: 1, Value: 49.1
Row: 1, Col: 2, Value: 33.7
Row: 1, Col: 3, Value: 8.4
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 8.800000000000001
SHOWN AS A PERCENTAGE OF THE FUND'S INVESTMENTS. WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS.
SPARTAN ARIZONA MUNICIPAL INCOME FUND

INVESTMENTS AUGUST 31, 1996
Showing Percentage of Total Value of Investment in Securities


MUNICIPAL BONDS - 95.5%
 MOODY'S RATINGS PRINCIPAL VALUE
 UNAUDITED (C) AMOUNT (NOTE 1)
ARIZONA - 94.8%
Arizona Health Facs. Auth. Hosp. Sys. Rev.
Rfdg. (St. Lukes Health Sys.) 7.25% 11/1/14
(Pre-Refunded to 11/1/03 @ 102) (d)  Aaa $ 400,000 $ 452,000
Arizona Pwr. Auth. Pwr. Resources Rev. Rfdg.
(Hoover Uprating Proj.) 5.25% 10/1/17
(MBIA Insured)  Aaa  100,000  91,625
Arizona State Univ. Research Pk. Dev. Rev.
5% 7/1/21 (MBIA Insured)  Aaa  100,000  87,375
Arizona State Univ. Rev.:
 Rfdg. 6% 7/1/06  A1  1,000,000  1,057,500
 7% 7/1/15 (Pre-Refunded to
 7/1/02 @ 101) (d)  Aaa  500,000  560,000
Arizona Trans. Board Excise Tax Rev.
(Maricopa Reg'l. Area Road):
  Rfdg.:
   6% 7/1/03 (AMBAC Insured)  Aaa  700,000  742,000
   6.50% 7/1/04 (AMBAC Insured)  Aaa  100,000  109,250
 Series A:
  0% 7/1/02 (FGIC Insured)  Aaa  300,000  223,500
  5.75% 7/1/04 (AMBAC Insured)  Aaa  440,000  459,250
  5.75% 7/1/05 (AMBAC Insured)  Aaa  400,000  416,500
  7% 7/1/05 (MBIA Insured)
 (Pre-Refunded to 7/1/99 @ 102) (d)  Aaa  1,000,000  1,088,750
Arizona Trans. Board Hwy. Rev. Rfdg.
Series A, 6% 7/1/00  Aa  250,000  261,875
Central Wtr. Conservation Dist. Contract Rev.:
 Rfdg. (Central Arizona Proj.)
 Series A, 5.50% 11/1/10  A1  375,000  374,531
 (Spl. Term) 6% 11/1/00  A1  250,000  262,812
Chandler Gen. Oblig.:
 6.375% 7/1/03 (MBIA Insured)  Aaa  175,000  190,094
 6.50% 7/1/10 (MBIA Insured)  Aaa  200,000  217,750
 6.50% 7/1/11 (MBIA Insured)  Aaa  225,000  243,562
Chandler Wtr. & Swr. Rev. Rfdg.
5.90% 7/1/00 (FGIC Insured)  Aaa  200,000  208,250
Cochise Union School Dist.# 68 (Sierra Vista )
Series B, 9% 7/1/02 (FGIC Insured) (e)  Aaa  200,000  243,000
Glendale Ind. Dev. Auth. Edl. Facs. Rev. Rfdg.
(American Graduate School Int'l.)
6.55% 7/1/06 (Connie Lee Insured)  Aaa  150,000  166,500
Maricopa County Cfts. of Prtn.
5.625% 6/1/00  Baa  450,000  454,500
Maricopa County Gen. Oblig. Rev. Rfdg.
6.25% 7/1/00 (FGIC Insured)  Aaa  240,000  253,800
Maricopa County School Dist. #1 Rfdg.
(Phoenix Elementary) Second Series,
0% 7/1/05 (MBIA Insured)  Aaa  500,000  315,000
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 UNAUDITED (C) AMOUNT (NOTE 1)
ARIZONA - CONTINUED
Maricopa County School Dist. #3 Rfdg.
(Temple Elementary) 0% 7/1/08
(AMBAC Insured)  Aaa $ 500,000 $ 258,750
Maricopa County School Dist. #6
(Washington Elementary) Series A,
5.375% 7/1/13 (AMBAC Insured)  Aaa  300,000  290,625
Maricopa County Unified School Dist. #69
(Paradise Valley Proj. of 1994) Series B,
5.25% 7/1/15 (MBIA Insured)  Aaa  300,000  282,375
Maricopa County Unified School Dist. #80
(Chandler) 6.60% 7/1/06 (FGIC Insured)  Aaa  400,000  440,500
Maricopa County Unified School Dist. #97
(Deer Valley) Series A, 6% 7/1/05
(MBIA Insured)  Aaa  200,000  211,500
Mesa Gen. Oblig. 5.70% 7/1/03
(FGIC Insured)  Aaa  250,000  260,937
Mohave County Ind. Dev. Auth. Ind. Dev. Rev.
(North Star Steel Co. Proj.) Series B,
5.50% 12/1/20  AA-  250,000  232,500
Peoria Gen. Oblig. (1990 & 1994 Proj.) Series A:
 5% 7/1/14 (AMBAC Insured)  Aaa  365,000  330,325
 5% 7/1/15 (AMBAC Insured)  Aaa  390,000  347,587
Phoenix Arizona St. & Hwy. User Rev. Rfdg.
(Jr. Lien) 6.25% 7/1/11 (MBIA Insured)  Aaa  250,000  265,000
Phoenix Arpt. Rev. Rfdg. Series D, 6.40% 7/1/12
(MBIA Insured)  Aaa  810,000  849,488
Phoenix Civic Impt. Corp. Wtr. Sys. Rev. (Jr. Lien)
5.45% 7/1/19  Aa  500,000  465,625
Phoenix Gen. Oblig. Rfdg. Series A:
 7.50% 7/1/08  Aa1  100,000  118,875
 5% 7/1/19  Aa1  250,000  222,812
Pima County Swr. Rev. Rfdg. Series A,
5% 7/1/15 (FGIC Insured)  Aaa  400,000  363,000
Pima County Unified School Dist. #1 Rfdg. (Tucson)
7.50% 7/1/10 (FGIC Insured)  Aaa  250,000  297,188
Pinal County Ind. Dev. Auth. Solid Waste Disp. Rev.
(Browning Ferris Inds. Inc. Proj.) 5% 2/1/06  A2  250,000  239,063
Salt River Proj. Agric. Impt. & Pwr. Dist. Elec.
Sys. Rev. Rfdg:
  Series A, 5.75% 1/1/07  Aa  300,000  312,000
  Series B, 6.50% 1/1/04  Aa  400,000  435,500
  Series B, 5.25% 1/1/19 (MBIA Insured)  Aaa  100,000  91,750
  Series C, 5% 1/1/13  Aa  150,000  137,438
  Series C, 6.25% 1/1/19  Aa  500,000  513,750
Scottsdale Gen. Oblig. Rfdg.:
 Series C, 6.375% 7/1/01  Aa1  250,000  268,125
 5.50% 7/1/09  Aa1  100,000  100,250
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 UNAUDITED (C) AMOUNT (NOTE 1)
ARIZONA - CONTINUED
Scottsdale Street & Hwy. User Rev. Rfdg.
5.50% 7/1/07  A1 $ 800,000 $ 815,000
Tempe Unified High School
Dist. #213 Rfdg. & Impt.:
  7% 7/1/03 (FGIC Insured)  Aaa  400,000  446,500
  7% 7/1/08 (FGIC Insured)  Aaa  310,000  356,113
Tucson Gen. Oblig. Rfdg. 6.75% 7/1/03
(FGIC Insured)  Aaa  200,000  223,250
Tucson Ltd. Tax Rfdg. 7.50% 7/1/01  Aa  300,000  334,875
Tucson Street & Hwy. User Rev. Series A,
6% 7/1/10 (MBIA Insured)  Aaa  400,000  421,000
Univ. of Arizona Rev. Rfdg. (Univ. Rev. Sys.)
6.375% 6/1/05  A1  400,000  430,000
Yuma County Hosp. Dist. #001
6.35% 11/15/07  A  265,000  286,863
   19,127,988
PUERTO RICO - 0.5%
Puerto Rico Commonwealth Hwy. & Trans. Auth.
Hwy. Rev. 5.50% 7/1/17  Baa1  100,000  94,625
GUAM - 0.2%
Guam Pwr. Auth. Series A, 6.30% 10/1/12  BBB  50,000  50,250
TOTAL MUNICIPAL BONDS
(Cost $19,235,282)   19,272,863
MUNICIPAL NOTES (A) - 4.5%
ARIZONA - 4.5%
Coconino County Poll. Cont. Corp. Rev.
(Arizona Pub. Svc. Co. Navajo Proj.)
Series A, 4.00%, LOC Bank of America
Nat'l. Trust & Savings, VRDN (b)  P-1  700,000  700,000
Pinal County Ind. Dev. Poll. Cont. Rev.
(Magna Copper Co. Proj.) 3.75%,
LOC Nat'l. Westminster Bank, VRDN  P-1  200,000  200,000
TOTAL MUNICIPAL NOTES
(Cost $900,000)   900,000
TOTAL INVESTMENTS - 100%
(Cost $20,135,282)  $ 20,172,863
FUTURES CONTRACTS
    EXPIRATION UNDERLYING FACE UNREALIZED
   DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
2  Muni Bond Contracts   Sep. 1996 $230,581  $ (3,268)
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 1.1%
SECURITY TYPE ABBREVIATIONS
VRDN - Variable Rate Demand Notes
LEGEND
1. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
2. Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
3. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
4. Security collateralized by an amount sufficient to pay interest and principal.
5. Security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $243,000. OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 90.6% AAA, AA, A 89.4%
Baa 2.7% BBB  2.5%
Ba 0.0% BB  0.0%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The percentage not rated by either S&P or Moody's amounted to 0.0% .
The distribution of municipal securities by revenue source, as a percentage of total value of invest- ment in securities, is as follows:
General Obligation  30.1%
Special Tax  18.2
Escrowed/pre-Refunded  11.8
Electric Revenue  11.6
Education  8.6
Water & Sewer  8.3
Transportation   5.8
Others (individually less than 5%)   5.6
TOTAL  100.0%
INCOME TAX INFORMATION
At August 31, 1996, the aggregate cost of investment securities for income tax purposes was $20,135,282. Net unrealized appreciation aggregated $37,581, of which $262,160 related to appreciated investment securities and $224,579 related to depreciated investment securities.
The fund hereby designates approximately $11,683 as a capital gain dividend for the purpose of the dividend paid deduction.
At August 31, 1996, the fund was required to defer $12,125 of losses on futures contracts and options.
SPARTAN ARIZONA MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 AUGUST 31, 1996

ASSETS

Investment in securities, at value (cost $20,135,282) -              $ 20,172,863
See accompanying schedule

Cash                                                                  27,229

Interest receivable                                                   215,684

 TOTAL ASSETS                                                         20,415,776

LIABILITIES

Payable for fund shares redeemed                           $ 4,000

Distributions payable                                       13,108

Accrued management fee                                      9,588

Payable for daily variation on futures contracts            875

 TOTAL LIABILITIES                                                    27,571

NET ASSETS                                                           $ 20,388,205

Net Assets consist of:

Paid in capital                                                      $ 20,259,293

Undistributed net interest income                                     2,053

Accumulated undistributed net realized gain (loss)                    92,546
on investments

Net unrealized appreciation (depreciation) on                         34,313
investments

NET ASSETS, for 1,948,997 shares outstanding                         $ 20,388,205

NET ASSET VALUE, offering price and redemption price                  $10.46
per share ($20,388,205 (divided by) 1,948,997 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED AUGUST 31, 1996

INTEREST INCOME                                                         $ 938,349

EXPENSES

Management fee                                             $ 100,646

 Non-interested  trustees' compensation                     72

 Total expenses before reductions                           100,718

 Expense reductions                                         (45,460)     55,258

NET INTEREST INCOME                                                      883,091

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                      252,719

 Futures contracts                                          (34,114)     218,605

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                      (409,311)

 Futures contracts                                          (5,960)      (415,271)

NET GAIN (LOSS)                                                          (196,666)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                         $ 686,425
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED     OCTOBER 11, 1994
                                                         AUGUST 31,     (COMMENCEMENT
                                                         1996           OF OPERATIONS) TO
                                                                        AUGUST 31, 1995

INCREASE (DECREASE) IN NET ASSETS

Operations                                               $ 883,091      $ 377,244
Net interest income

 Net realized gain (loss)                                 218,605        114,520

 Change in net unrealized appreciation (depreciation)     (415,271)      449,584

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          686,425        941,348
FROM OPERATIONS

Distributions to shareholders                             (883,091)      (377,244)
From net interest income

 From net realized gain                                   (227,134)      -

 TOTAL DISTRIBUTIONS                                      (1,110,225)    (377,244)

Share transactions                                        11,241,244     17,301,630
Net proceeds from sales of shares

 Reinvestment of distributions                            947,480        317,012

 Cost of shares redeemed                                  (4,827,267)    (4,737,604)

 Redemption fees                                          2,933          2,473

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          7,364,390      12,883,511
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 6,940,590      13,447,615

NET ASSETS

 Beginning of period                                      13,447,615     -

 End of period                                           $ 20,388,205   $ 13,447,615

OTHER INFORMATION
Shares

 Sold                                                     1,053,176      1,696,864

 Issued in reinvestment of distributions                  89,057         30,535

 Redeemed                                                 (457,132)      (463,503)

 Net increase (decrease)                                  685,101        1,263,896


FINANCIAL HIGHLIGHTS
      YEAR ENDED   OCTOBER 11, 1994
      AUGUST 31,   (COMMENCEMENT
                   OF OPERATIONS) TO

      1996         AUGUST 31, 1995

SELECTED PER-SHARE DATA

Net asset value, beginning of period                  $ 10.640   $ 10.000

Income from Investment Operations                      .514       .504
Net interest income

 Net realized and unrealized gain (loss)               (.022)     .637

 Total from investment operations                      .492       1.141

Less Distributions                                     (.514)     (.504)
From net interest income

 From net realized gain                                (.160)     -

 Total distributions                                   (.674)     (.504)

Redemption fees added to paid in capital               .002       .003

Net asset value, end of period                        $ 10.460   $ 10.640

TOTAL RETURN B                                         4.72%      11.74%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)               $ 20,388   $ 13,448

Ratio of expenses to average net assets                .30% C     .06% A,
                                                                  C

Ratio of net interest income to average net assets     4.82%      5.54% A

Portfolio turnover rate                                32%        56% A

A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. TOTAL RETURNS WOULD HAVE
BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN. C FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
SPARTAN ARIZONA MUNICIPAL MONEY MARKET FUND

PERFORMANCE: THE BOTTOM LINE


To measure a money market fund's performance, you can look at either total return or yield. Total return reflects the change in share price over a given period, reinvestment of its dividends (or income), and the effect of the fund's $5 account closeout fee on an average size account. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses during the periods shown, the total returns and yields would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED AUGUST 31, 1996                         PAST 1   LIFE OF
                                                      YEAR     FUND

Spartan Arizona Municipal Money Market                3.52%    7.07%

All Tax-Free Money Market Funds Average               3.09%    5.98%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, or since the fund started on October 11, 1994. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the all tax-free money market funds average, which reflects the performance of 412 all tax-free money market funds with similar objectives tracked by IBC Financial Data, Inc. during the period covered by this report. (The periods covered by the IBC Financial Data, Inc. numbers are the closest available match to those covered by the fund.)
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED AUGUST 31, 1996                         PAST 1   LIFE OF
                                                      YEAR     FUND

Spartan Arizona Municipal Money Market                3.52%    3.68%

All Tax-Free Money Market Funds Average               3.09%    3.21%

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
YIELDS

                                                  8/28/95   11/27/95   2/26/96   6/3/96   9/2/96



Spartan Arizona Municipal                         3.71%     3.81%      3.28%     3.42%    3.27%
Money Market



If Fidelity had not reimburse                     3.31%     3.51%      2.98%     3.27%    3.12%
d
certain fund expenses



All Tax-Free                                      3.21%     3.30%      2.87%     3.04%    2.96%
Money Market Funds
Average



Spartan Arizona Municipal                         6.14%     6.28%      5.41%     5.64%    5.39%
Money Market - Tax-equivale
nt



If Fidelity had not reimburse                     5.48%     5.79%      4.91%     5.39%    5.14%
d
certain fund expenses



Row: 1, Col: 1, Value: 3.71
Row: 1, Col: 2, Value: 3.21
Row: 2, Col: 1, Value: 3.81
Row: 2, Col: 2, Value: 3.3
Row: 3, Col: 1, Value: 3.28
Row: 3, Col: 2, Value: 2.87
Row: 4, Col: 1, Value: 3.42
Row: 4, Col: 2, Value: 3.04
Row: 5, Col: 1, Value: 3.27
Row: 5, Col: 2, Value: 2.96
Spartan Arizona
Municipal Money
Market
All Tax-Free
Money Market
Funds Average
5% -
4% -
3% -
2% -
1% -
0%
YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals. You can compare these yields to the all tax-free money market funds average. Or you can look at the fund's tax-equivalent yield, which is based on a combined effective 1996 federal and state income tax rate of 39.33%. Figures for the all tax-free money market funds average are from IBC Financial Data, Inc. A portion of the fund's income may be subject to the alternative minimum tax. A MONEY MARKET FUND'S TOTAL RETURNS AND YIELDS WILL VARY, AND REFLECT PAST RESULTS RATHER THAN PREDICT FUTURE PERFORMANCE.

COMPARING
PERFORMANCE
Yields on tax-free investments
are usually lower than yields
on taxable investments.
However, a straight
comparison between the two
may be misleading because it
ignores the way taxes reduce
taxable returns. Tax-equivalent
yield - the yield you'd have to
earn on a similar taxable
investment to match the
tax-free yield - makes the
comparison more meaningful.
Keep in mind that the U.S.
government neither insures nor
guarantees a money market
fund. In fact, there is no
assurance that a money fund
will maintain a $1 share price.
(checkmark)
SPARTAN ARIZONA MUNICIPAL MONEY MARKET FUND

FUND TALK: THE MANAGER'S OVERVIEW


NOTE TO SHAREHOLDERS: Deborah Watson became Portfolio Manager of Spartan Arizona Municipal Money Market on August 1, 1996
Q. DEB, THERE HAVE BEEN SOME SHARP FLUCTUATIONS IN MARKET SENTIMENT OVER THE PAST 12 MONTHS. CAN YOU SUMMARIZE THEM FOR US?
A. Sure. The investment climate has undergone a dramatic shift during the course of the fund's fiscal year. In July 1995, just before the period began, the Federal Reserve took steps to stimulate economic growth by lowering the rate banks charge each other for overnight loans - known as the federal funds rate - one-quarter percentage point. That set the mood for the fall. With the economy growing at a moderate rate and inflationary pressures mild, most market participants anticipated further rate cuts. Those expectations were confirmed in December, when the Fed lowered the federal funds rate another one-quarter percentage point and again in January 1996, bringing the federal funds rate down to 5.25%. As late as mid-February, most market participants believed we had not yet reached the end of the Fed's rate-cutting cycle.
Q. WHAT PROMPTED THE TURNAROUND?
A. A series of factors, really. The first was Fed Chairman Alan Greenspan's congressional testimony in mid-February, which left the impression that the economy was already responding favorably to lower interest rates. That suspicion was confirmed with the release of the February employment report, which came in several times higher than most analysts' expectations. From March onward, it became increasingly apparent that the economy was in no need of further stimulus from lower interest rates.
Q. HOW DID YOU MANAGE THE FUND IN LIGHT OF CHANGING CONDITIONS?
A. When the period began, the fund had a fairly aggressive average maturity of around 60 days. Often when interest rates are falling - as they were then - it makes sense to lock in current rates by extending the fund's average maturity. By the end of the calendar year, the fund's average maturity was even longer - almost 75 days. Then as the economy began showing signs of strength, putting upward pressure on rates, Scott Orr, the fund's former manager, sought greater flexibility by lowering the fund's average maturity. He did so by selling longer-term fixed-rate securities and replacing them with variable rate demand notes, or VRDNs. VRDNs pay interest at a rate that resets in line with prevailing rates at short-term intervals. The fund's average maturity fell to 38 days at the end of April and has remained in that general range ever since. It was 43 days at the end of August.
Q. HOW DID THE FUND PERFORM?
A. Better than its average competitor. The fund's seven-day yield on August 31, 1996 was 3.26%, compared to 3.72% a year earlier. The latest yield was the equivalent of a taxable yield of 5.37% for Arizona investors in the combined 39.33% state and federal tax bracket. The fund's total return for the year was 3.52%. That beat the average total return of 3.09% during the same period for the all tax-free money market funds average, according to IBC Financial Data, Inc.
Q. WHAT'S YOUR OUTLOOK?
A. When I took over the fund at the beginning of August, most market participants were preparing for an imminent rate increase. Since then, economic indicators have been mixed. I still think a rate increase is possible. However, if it occurs, I don't believe it will be more than one-half percentage point over the next six months. As seasonal fluctuations in supply create buying opportunities among longer-term securities, I may from time to time extend the fund's average maturity. Overall, however, the markets remain volatile, suggesting the need for a cautious approach going forward. That probably means I'll aim for an average maturity of 35 to 45 days.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: high current tax-free
income for Arizona residents
while maintaining a stable
$1 share price
START DATE: October 11, 1994
SIZE: as of August 31, 1996,
more than $82 million
MANAGER: Deb Watson,
since August 1996; manager,
Fidelity Connecticut
Municipal Money Market,
Spartan Connecticut
Municipal Money Market,
Fidelity Michigan Municipal
Money Market, since August
1996; Spartan Pennsylvania
Municipal Money Market,
since 1989; Fidelity
Municipal Money Market,
Capital Reserves: Municipal
Money Market, 1985-August
1996; Spartan California
Municipal Money Market,
1989-1996; Fidelity
California Municipal Money
Market, 1988-August 1996;
joined Fidelity in 1982
(checkmark)
SPARTAN ARIZONA MUNICIPAL MONEY MARKET FUND

INVESTMENT CHANGES


MATURITY DIVERSIFICATION
DAYS        % OF FUND ASSETS   % OF FUND ASSETS   % OF FUND ASSETS
            8/31/96            2/29/96            8/31/95

0 - 30      69                 62                 64

31 - 90     20                 10                 19

91 - 180    4                  21                 5

181 - 397   7                  7                  12

WEIGHTED AVERAGE MATURITY
                         8/31/96   2/29/96   8/31/95

Spartan Arizona
Municipal Money Market   43 days   61 days   60 days

All Tax-Free Money
Market Funds Average *   55 days   46 days   53 days

ASSET ALLOCATION
AS OF AUGUST 31, 1996 AS OF FEBRUARY 29, 1996

Row: 1, Col: 1, Value: 65.0
Row: 1, Col: 2, Value: 23.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 12.0
Row: 1, Col: 1, Value: 54.0
Row: 1, Col: 2, Value: 17.0
Row: 1, Col: 3, Value: 1.0
Row: 1, Col: 4, Value: 8.0
Row: 1, Col: 5, Value: 20.0
Variable rate
demand notes
(VRDNs) 65%
Commercial
paper 23%
Tender bonds 0%
Municipal
notes 0%
Other 12%
Variable rate
demand notes
(VRDNs) 54%
Commercial
paper 17%
Tender bonds 1%
Municipal
notes 8%
Other 20%
* SOURCE: IBC'S MONEY FUND REPORT(registered trademark)
SPARTAN ARIZONA MUNICIPAL MONEY MARKET FUND

INVESTMENTS AUGUST 31, 1996
Showing Percentage of Total Value of Investment in Securities


MUNICIPAL SECURITIES (A) - 100%
  PRINCIPAL VALUE
  AMOUNT  (NOTE 1)
ARIZONA - 97.6%
Arizona Ed. Loan Mktg. Corp. Series 1991 A, 3.55%,
LOC Dresdner Bank, VRDN (b)  $ 200,000 $ 200,000
Arizona Health Facs. Auth. Rev. VRDN:
 (Samcor 1986 Loan Pool-Samaritan Health Care):
 3.50% (FGIC Insured) (BPA Chemical Bank)   900,000  900,000
  3.55%, LOC Bank One, Arizona   1,500,000  1,500,000
 (Voluntary Hosp. Federation Pooled Loan Prog.):
 Series 1985 A, 3.50% (FGIC Insured)
  (Liquidity Facility Citibank)   225,000  225,000
  Series 1985 B, 3.50% (FGIC Insured)
  (Liquidity Facility Citibank)   200,000  200,000
Arizona Trans. Auth. Rev. Bonds (Maricopa County Reg'l.
Area Road Fund) Series 1995A-95B, 4% 7/1/97
(AMBAC Insured)   1,000,000  1,001,168
Arizona Water Conservation Dist. Bonds:
 Series B, 5.80% 11/1/96   500,000  501,735
 6.90% 11/1/96   1,000,000  1,005,253
Chandler Ind. Dev. Auth. Multi-Family Hsg. Rev.
(Southpark Apts.) 3.50%, LOC Citibank, VRDN   625,000  625,000
Coconino County Poll. Cont. Corp. Poll. Cont. Rev.
(Arizona Pub. Svc. Co. Navajo Proj.) Series 1994 A, 4%,
LOC Bank of America, VRDN (b)   4,150,000  4,150,000
Coconino Poll. Cont. Rev. (Tucson Elec. Pwr. Co. Proj.) Series A,
3.60%, LOC Canadian Imperial Bank of Commerce,
VRDN (b)   4,000,000  4,000,000
Gila County Ind. Dev. Auth. Rev. (Cobre Valley Hosp.)
Series 1995, 3.50%, LOC Bank One, VRDN   700,000  700,000
Glendale Ind. Dev. Auth. Rev. (Superior Bedding Co. Proj.)
Series 1994, 3.60%,
LOC Harris Bank & Trust Co., VRDN (b)   1,100,000  1,100,000
Glendale School Dist. #205 Participating VRDN,
Series 1996 F, 3.75% (FGIC Insured)
(Liquidity Facility Norwest Bank) (c)   2,600,000  2,600,000
Maricopa County Ind. Dev. Auth. Multi-Family Hsg.
Auth. Rev. VRDN (b):
  (Privado Park Apt. Proj.) Series 1994 A, 3.60%,
  LOC Bank One   1,300,000  1,300,000
  (Shadow Creek Apt. Proj.)  Series 1994 C, 3.60%,
  LOC Bank One Arizona   500,000  500,000
Maricopa County Poll. Cont. Rev. Bonds
(Southern California Edison Co.):
  Series 1985 E, 3.65%, tender 10/29/96   900,000  900,000
  Series 1985 F:
   3.70%, tender 10/23/96   1,300,000  1,300,000
   3.65%, tender 12/2/96   1,000,000  1,000,000
Maricopa County School Impt. Bonds
(Washington Elementary School Dist. #6) Series 1996 A,
7% 7/1/97 (AMBAC Insured)   2,000,000  2,049,238
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT  (NOTE 1)
ARIZONA - CONTINUED
Mohave County Ind. Dev. Auth. Ind. Dev. Rev. Bonds
(Citizens Utils.) Series 1993 E (b):
  3.65%, tender 10/7/96  $ 1,100,000 $ 1,100,000
  3.65%, tender 11/8/96   2,500,000  2,500,000
  3.75%, tender 11/13/96   1,000,000  1,000,000
Peoria Dev. Auth. Participating VRDN, Series 1996 B,
3.75% (Liquidity Facility Norwest Bank) (c)   2,750,000  2,750,000
Phoenix Civic Impt. Corp. Arpt. Rev. Series 1995, 3.55%,
LOC Landesbank Hessen-Thuringen, VRDN (b)   3,900,000  3,900,000
Phoenix Gen. Oblig. Series 1995-2, 3.75%,
LOC Morgan Guaranty Trust Co., VRDN   900,000  900,000
Phoenix Ind. Dev. Auth. Ind. Dev. Rev. (Hypercom Proj.)
Series 1996, 3.65% LOC Bank One, Arizona, VRDN (b)   1,000,000  1,000,000
Phoenix Ind. Dev. Board Auth. Multi-Family Hsg. Rev., VRDN:
 (Bell Square Apt. Proj.) Series 1995, 3.70%,
 LOC General Electric Capital Corp.   2,000,000  2,000,000
 (Lynwood Apt. Proj.) Series 1994, 3.50%, LOC FHLB   1,900,000  1,900,000
 (Paradise Lakes Apt. Proj.) Series 1995, 3.70%,
 LOC General Electric Capital Corp   500,000  500,000
 (Venrana Palms Apt.) Series 1994, 3.55%,
 LOC First Interstate Bank (b)   5,210,000  5,210,000
Pima County Ind. Dev. Auth., VRDN:
 Multi-Family Hsg. Rev. (La Cholla Apt. Proj.)
 Series 1996, 3.50%, LOC Texas Commerce Bank   2,000,000  2,000,000
 Multi-Family Hsg. Rev. (Quail Ridge Apt.-B) 3.60%,
 LOC Bank One (b)   1,400,000  1,400,000
 (Tucson Elec. Pwr. Co. Proj.) Series 1990 A, 3.60%,
 LOC Bankers Trust Co. (b)   1,700,000  1,700,000
Pima County School Dist. #1 Participating VRDN,
Series 1996 D, 3.75% (FGIC Insured) (Liquidity Facility
Norwest Bank NA, Minnesota) (c)   2,000,000  2,000,000
Pinal County Ind. Dev. Auth. Hosp. Rev.
(Casa Grande Medical Ctr. Proj.) Series 1995, 3.55%,
LOC Chemical Bank, VRDN   4,000,000  4,000,000
Pinal County Ind. Dev. Auth. Ind. Dev. Rev.
(Sunbelt Refining Co. LP Proj.) Series 1988, 3.65%,
LOC Bankers Trust Co., VRDN (b)   3,400,000  3,400,000
Pinal County Ind. Dev. Poll. Cont. Rev.
(Magna Copper Co. Proj.) Series 1984, 3.75%,
LOC Nat'l. Westminster Bank PLC, VRDN   2,000,000  2,000,000
Pinal County School Impt. Bonds (Casa Grande Union
High School Dist. #82 Proj.) Series 1996 B, 6.50% 7/1/97
(AMBAC Insured)   1,125,000  1,148,754
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT  (NOTE 1)
ARIZONA - CONTINUED
Salt River Proj. Agricultural Impt. & Pwr. Dist.:
 Bonds:
  6.75% 1/1/97  $ 500,000 $ 504,925
  7.50% 1/1/97    2,000,000  2,064,750
  CP:
  3.60% 9/17/96   2,000,000  2,000,000
  3.70% 10/15/96   2,000,000  2,000,000
  3.65% 10/22/96   1,300,000  1,300,000
  3.60% 10/24/96   2,000,000  2,000,000
Tempe Gen. Oblig. Bonds 8.20% 7/1/97   235,000  242,952
Yavapi County Ind. Dev. Auth. Ind. Dev. Rev. Bonds
(Citizens Utils.) Series 1993 (b):
  3.65%, tender 9/16/96   1,500,000  1,500,000
  3.65%, tender 11/14/96   1,100,000  1,100,000
Yuma Ind. Dev. Auth. Ind. Rev., VRDN (b):
 (Ardco Inc. Proj.) 3.60%,
 LOC Harris Trust & Savings Bank   800,000  800,000
 (Buchbinder Proj.) Series 1995, 3.60%,
 LOC Harris Trust & Savings Bank   1,225,000  1,225,000
Yuma Muni. Prop. Corp. Subordinate Lien Bonds
Series 1996, 4.25% 7/1/97 (AMBAC Insured)   1,160,000  1,163,120
   82,066,895
PUERTO RICO - 2.4%
Puerto Rico Gov't. Dev. Bank 3.60% 10/4/96, CP   2,000,000  2,000,000
TOTAL INVESTMENTS - 100%  $ 84,066,895
Total Cost for Income Tax Purposes  $ 84,067,076
SECURITY TYPE ABBREVIATIONS
CP - Commercial Paper
VRDN - Variable Rate Demand Notes
LEGEND
1. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
2. Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
3. Provides evidence of ownership in one or more underlying municipal bonds.
INCOME TAX INFORMATION
At August 31, 1996, the fund had a capital loss carryforward of approximately $10,700 which will expire on August 31, 2004.
SPARTAN ARIZONA MUNICIPAL MONEY MARKET FUND

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 AUGUST 31, 1996

ASSETS

Investment in securities, at value -                                   $ 84,066,895
See accompanying schedule

Interest receivable                                                     408,961

 TOTAL ASSETS                                                           84,475,856

LIABILITIES

Payable to custodian bank                                 $ 10,793

Payable for investments purchased                          1,164,627

Share transactions in process                              527,939

Distributions payable                                      7,336

Accrued management fee                                     24,033

 TOTAL LIABILITIES                                                      1,734,728

NET ASSETS                                                             $ 82,741,128

Net Assets consist of:

Paid in capital                                                        $ 82,751,864

Accumulated net realized gain (loss) on investments                     (10,736)

NET ASSETS, for 82,751,864 shares outstanding                          $ 82,741,128

NET ASSET VALUE, offering price and redemption price                    $1.00
per share ($82,741,128 (divided by) 82,751,864 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED AUGUST 31, 1996

INTEREST INCOME                                                      $ 2,451,656

EXPENSES

Management fee                                          $ 334,209

Non-interested trustees' compensation                    256

 Total expenses before reductions                        334,465

 Expense reductions                                      (186,158)    148,307

NET INTEREST INCOME                                                   2,303,349

REALIZED AND UNREALIZED GAIN (LOSS)                                   (10,724)
Net realized gain (loss) on investment securities

Increase (decrease) in net unrealized gain from                       (215)
accretion
of market discount

NET GAIN (LOSS)                                                       (10,939)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $ 2,292,410


STATEMENT OF CHANGES IN NET ASSETS

                                                           YEAR ENDED      OCTOBER 11, 1994
                                                           AUGUST 31,      (COMMENCEMENT
                                                           1996            OF OPERATIONS) TO
                                                                           AUGUST 31, 1995

INCREASE (DECREASE) IN NET ASSETS

Operations                                                 $ 2,303,349     $ 984,652
Net interest income

 Net realized gain (loss)                                   (10,724)        (12)

 Increase (decrease) in net unrealized gain from            (215)           215
accretion of market discount

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING            2,292,410       984,855
FROM OPERATIONS

Distributions to shareholders from net interest income      (2,303,349)     (984,652)

Share transactions at net asset value of $1.00 per share    118,384,316     104,017,553
Proceeds from sales of shares

 Reinvestment of distributions from net interest income     2,241,032       967,585

 Cost of shares redeemed                                    (90,439,136)    (52,419,486)

 NET INCREASE (DECREASE) IN NET ASSETS AND SHARES           30,186,212      52,565,652
RESULTING FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                   30,175,273      52,565,855

NET ASSETS

 Beginning of period                                        52,565,855      -

 End of period                                             $ 82,741,128    $ 52,565,855


FINANCIAL HIGHLIGHTS
      YEAR ENDED   OCTOBER 11, 1994
      AUGUST 31,   (COMMENCEMENT)
                   OF OPERATIONS TO

      1996         AUGUST 31, 1995

SELECTED PER-SHARE DATA

Net asset value, beginning of period                  $ 1.000    $ 1.000

Income from Investment Operations                      .035       .034
Net interest income

Less Distributions                                     (.035)     (.034)
From net interest income

Net asset value, end of period                        $ 1.000    $ 1.000

TOTAL RETURN B                                         3.52%      3.43%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)               $ 82,741   $ 52,566

Ratio of expenses to average net assets                .22% C     .06% A,  C

Ratio of net interest income to average net assets     3.44%      3.91% A

A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
NOTES TO FINANCIAL STATEMENTS
For the period ended August 31, 1996


1. SIGNIFICANT ACCOUNTING POLICIES.
Spartan Arizona Municipal Income Fund (the income fund) is a fund of Fidelity Union Street Trust. Spartan Arizona Municipal Money Market Fund (the money market fund) is a fund of Fidelity Union Street Trust II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Union Street Trust and Fidelity Union Street Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware business trust, respectively. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the income fund and the money market fund:
SECURITY VALUATION.
INCOME FUND. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Short-term securities maturing within sixty days of their purchase date are valued either at amortized cost or original cost plus accrued interest, both of which approximate current value. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.
MONEY MARKET FUND. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned. For the money market fund, accretion of market discount represents unrealized gain until realized at the time of a security disposition or maturity.
EXPENSES. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS -
CONTINUED
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures and options transactions, market discount and losses deferred due to futures and options and excise tax regulations.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net interest income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
REDEMPTION FEES. Shares held in the income fund less than 180 days are subject to a redemption fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FUTURES CONTRACTS AND OPTIONS. The income fund may use futures and options contracts to manage its exposure to the bond markets and to fluctuations in interest rates. Buying futures, writing puts, and buying calls tend to increase the fund's exposure to the underlying instrument. Selling futures, buying puts, and writing calls tend to decrease the fund's exposure to the underlying instrument, or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end, is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.
3. PURCHASES AND SALES OF INVESTMENTS.
INCOME FUND. Purchases and sales of securities, other than short-term securities, aggregated $12,374,867 and $5,526,109, respectively.
The market value of futures contracts opened and closed during the period amounted to $4,433,119 and $4,533,559, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As each fund's investment adviser, Fidelity Management & Research Company (FMR) pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of .55% and .50% of average net assets for the income and money market funds, respectively.
FMR also bears the cost of providing shareholder services to each fund. To offset the cost of providing these services, FMR or its affiliates collect certain transaction fees from the funds' shareholders which amounted to $285 and $761 for the period for the income and money market funds, respectively.
SUB-ADVISER FEE. As the money market fund's investment sub-adviser, FMR Texas Inc., a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse the funds' operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above a specified percentage of average net assets.
(I) INCOME FUND. For the period, this expense limitation ranged from an annual rate of .10% to .40% of average net assets and the reimbursement reduced expenses by $44,726. Effective June 1, 1996, the fund's expense limitation was eliminated.
(II) MONEY MARKET FUND. For the period, this expense limitation ranged from an annual rate of .10% to .35% of average net assets and the reimbursement reduced expenses by $184,361.
In addition, FMR has entered into arrangements on behalf of each fund with each fund's custodian and transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of each fund's expenses. During the period, the income and money market funds' expenses were reduced by $734 and $1,797, respectively, under these arrangements. REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Union Street Trust and Fidelity Union Street Trust II and the Shareholders of Spartan Arizona Municipal Income Fund and Spartan Arizona Municipal Money Market Fund:
We have audited the accompanying statements of assets and liabilities of Fidelity Union Street Trust: Spartan Arizona Municipal Income Fund (income fund) and Fidelity Union Street Trust II: Spartan Arizona Municipal Money Market Fund (money market fund), including the schedules of portfolio investments as of August 31, 1996, the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended, and for the period October 11, 1994 (commencement of operations) to August 31, 1995. These financial statements and financial highlights are the responsibility of the funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Union Street Trust: Spartan Arizona Municipal Income Fund and Fidelity Union Street Trust II: Spartan Arizona Municipal Money Market Fund as of August 31, 1996, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for the year then ended, and for the period October 11, 1994 (commencement of operations) to August 31, 1995, in conformity with generally accepted accounting principles.
/s/COOPERS & LYBRAND L.L.P.
Boston, MA
October 4, 1996
DISTRIBUTIONS


The Board of Trustees of Spartan Arizona Municipal Income Fund voted to pay on October 7, 1996 to shareholders of record at the opening of business on October 4, 1996 a distribution of $.05 derived from capital gains realized from sales of portfolio securities.
TO CALL FIDELITY


FOR FUND INFORMATION AND QUOTES
The Fidelity Telephone Connection offers you special automated telephone services for quotes and balances. The services are easy to use, confidential and quick. All you need is a Touch Tone telephone.
YOUR PERSONAL IDENTIFICATION NUMBER
(PIN)
The first time you call one of our automated telephone services, we'll ask you to set up your Personal Identification
Number (PIN). The PIN assures that
only you have automated telephone
access to your account information.
Please have your Customer Number
(T-account #) handy when you call -
you'll need it to establish your PIN. If you would ever like to change your PIN, just choose the "Change your Personal
Identification Number" option when
you call. If you forget your PIN, please call a Fidelity representative at 1-800-
544-6666 for assistance.




(PHONE_GRAPHIC)(PHONE_GRAPHIC)MUTUAL FUND QUOTES*
1-800-544-8544
Just make a selection from this record-ed menu:
PRESS
 For quotes on funds you own.
1.
 For an individual fund quote.
2.
 For the ten most frequently
requested Fidelity fund quotes.
3.
 For quotes on Fidelity Select
Portfolios(registered trademark).
4.
 To change your Personal
Identification Number (PIN).
5.
 To speak with a Fidelity
representative.
6.
(PHONE_GRAPHIC)(PHONE_GRAPHIC)MUTUAL FUND ACCOUNT
BALANCES 1-800-544-7544
Just make a selection from this record-
ed menu:
PRESS
 For balances on funds you own.
1.
 For your most recent fund activity
(purchases, redemptions, and
dividends).
2.
 To change your Personal
Identification Number (PIN).
3.
 To speak with a Fidelity
representative.
4.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL
VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT
YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO
ASSURANCE THAT
MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN
A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.
TOTAL
RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS
AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
100 Crosby Parkway - KP2C
Covington, KY 41015-4399
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 193
Boston, MA 02210-0193
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19100 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
811 Wilshire Boulevard
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
950 Northgate Drive
San Rafael, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
4001 Tamiami Trail, North
Naples, FL
1907 West State Road 434
Orlando, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
2000 66th Street, North
St. Petersburg, FL
GEORGIA
3525 Piedmont Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
215 East Erie Street
Chicago, IL
One North Franklin
Chicago, IL
540 Lake Cook Road
Deerfield, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
LOUISIANA
201 St. Charles Avenue
New Orleans, LA
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
21 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
505 Millburn Avenue
Short Hills, NJ
NEW YORK
1050 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the
 Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
10 Bank Street
White Plains, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
1903 East Ninth Street
Cleveland, OH
OREGON
121 S.W. Morrison Street
Portland, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
5100 Poplar Avenue
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
7001 Preston Road
Dallas, TX
1155 Dairy Ashford
Houston, TX
2701 Drexel Drive
Houston, TX
1010 Lamar Street
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
UTAH
215 South State Street
Salt Lake City, UT
VERMONT
199 Main Street
Burlington, VT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1775 K Street,  N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI

INVESTMENT ADVISER
(registered trademark)
Fidelity Management & Research Company
Boston, MA
SUB-ADVISER
FMR Texas Inc.
Irving, TX
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
Fred L. Henning, Jr., Vice President - INCOME FUND
Sarah H. Zenoble, Vice President - MONEY MARKET FUND
Deborah F. Watson, Vice President - MONEY MARKET FUND
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
Thomas D. Maher, Assistant
Vice President - MONEY MARKET FUND
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer - MONEY MARKET FUND
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
William O. McCoy
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
UMB Bank, n.a.
Kansas City, MO
  and
Fidelity Service Co.
Boston, MA
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Account Balances  1-800-544-7544
Exchanges/Redemptions  1-800-544-7777
Mutual Fund Quotes   1-800-544-8544
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774  (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
* INDEPENDENT TRUSTEES
 AUTOMATED LINES FOR QUICKEST SERVICE

FIDELITY


(registered trademark)
EXPORT
FUND
ANNUAL REPORT
AUGUST 31, 1996
CONTENTS


PRESIDENT'S MESSAGE      3    Ned Johnson on investing
                              strategies.

PERFORMANCE              4    How the fund has done over time.

FUND TALK                6    The manager's review of fund
                              performance, strategy and outlook.

INVESTMENT CHANGES       9    A summary of the major shifts in the
                              fund's investments over the past six
                              months.

INVESTMENTS              10   A complete list of the fund's
                              investments with their market
                              values.

FINANCIAL STATEMENTS     20   Statements of assets and liabilities,
                              operations, and changes in net
                              assets,
                              as well as financial highlights.

NOTES                    24   Notes to the financial statements.

REPORT OF INDEPENDENT    28   The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS            29


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.
PRESIDENT'S MESSAGE




DEAR SHAREHOLDER:
Although stocks have managed to post solid returns through the first eight months of 1996, signs of strength in the economy have led to inflation fears, causing some uncertainty in both the stock and bond markets so far this year. In 1995, both stock and bond markets posted strong results, while the year before, stocks posted below-average returns and bonds had one of the worst years in history.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
If you can leave your money invested over the long term, you can avoid the results of the volatility that generally accompanies the stock market in the short term. You also can help to manage some of the risks of investing through diversification. A stock fund is already diversified because it invests in many issues. You can diversify even further by placing some of your money in several different types of stock funds or in other investment categories, such as bonds.
If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government. Finally, no matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
If you have any questions, please call us at 1-800-544-8888. We stand ready to provide the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED AUGUST 31, 1996               PAST 1   LIFE OF
                                            YEAR     FUND

Export Fund                                 11.15%   58.22%

Export Fund (incl. 3% sales charge)         7.82%    53.47%

S&P 500(registered trademark)               18.73%   48.09%

Growth Funds Average                        12.70%   n/a

CUMULATIVE TOTAL RETURNS reflect the fund's actual performance over a set period - in this case, one year, or since the fund started on October 4, 1994. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of 662 mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. over the past 12 months. Both benchmarks include reinvested dividends and capital gains, if any, but do not reflect any sales charges, brokerage commissions, or other costs of investing.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED AUGUST 31, 1996         PAST 1   LIFE OF
                                      YEAR     FUND

Export Fund                           11.15%   27.12%

Export Fund (incl. 3% sales charge)   7.82%    25.11%

S&P 500                               18.73%   22.80%

Growth Funds Average                  12.70%   n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19960831 19960909 154812 S00000000000001
             Export Fund                 SP Standard & Poor 500
             00332                       SP001
  1994/10/04       9700.00                    10000.00
  1994/10/31      10252.90                    10244.46
  1994/11/30       9932.80                     9871.36
  1994/12/31       9942.83                    10017.75
  1995/01/31       9729.22                    10277.51
  1995/02/28      10185.58                    10678.03
  1995/03/31      10418.61                    10993.14
  1995/04/30      10942.94                    11316.88
  1995/05/31      11389.59                    11769.22
  1995/06/30      12583.90                    12042.62
  1995/07/31      13516.04                    12441.95
  1995/08/31      13807.33                    12473.18
  1995/09/30      14302.53                    12999.55
  1995/10/31      13083.96                    12953.14
  1995/11/30      13371.84                    13521.78
  1995/12/31      13146.10                    13782.21
  1996/01/31      12753.38                    14251.36
  1996/02/29      13104.76                    14383.47
  1996/03/31      12846.39                    14521.98
  1996/04/30      14717.02                    14736.04
  1996/05/31      15843.54                    15116.08
  1996/06/30      14799.70                    15173.67
  1996/07/31      13993.57                    14503.30
  1996/08/30      15347.46                    14809.17
IMATRL PRASUN   SHR__CHT 19960831 19960909 154814 R00000000000026

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Export Fund on October 4, 1994, when the fund started and a 3% sales charge was paid. As the chart shows, by August 31, 1996, the value of the investment would have grown to $15,347 - a 53.47% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends reinvested, the same $10,000 investment in the S&P 500 would have grown to $14,809 - a 48.09% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
growth in the long run and
volatility in the short run. In
turn, the share price and
return of a fund that invests in
stocks will vary. That means if
you sell your shares during a
market downturn, you might
lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
The U.S. stock market rebounded
from a brief mid-summer
downturn, continuing to post
positive gains for the year ended
August 31, 1996. Although
confusion over the direction of
interest rates made for a volatile
market in the summer months, the
Standard & Poor's 500 Index
finished the 12 months with a return
of 18.73% - above its long-term
historical annual average of
about 12%. The stock market spent
much of the past year breaking
price and trading volume records
as strong corporate earnings
reports, large cash inflows into
mutual funds and widespread
optimism propelled equity share
prices higher. In addition, the period
was peppered with several
high-profile merger
announcements, especially in the
media, telecommunications and
technology sectors.
Smaller-company stocks posted
strong gains during the first few
months of 1996, and high-tech
firms involved in the networking
and software fields benefited from
strong earnings. Semiconductor
stocks, however, suffered during the
latter half of the period as a result
of overcapacity. In March,
better-than-expected employment
figures spooked the bond market,
pushing long-term interest rates
over 7%. Because smaller
companies tend to be more
adversely affected by the higher
borrowing costs brought on by
higher rates, their stock prices
trended downward in the spring.
Although larger-company stocks
took the lead from
small-company stocks in the
spring, the broad market posted
more consistent gains in late
summer.
An interview with Arieh Coll, Portfolio Manager of Fidelity Export Fund
Q. HOW DID THE FUND PERFORM, ARIEH?
A. For the year ended August 31, 1996, the fund had a total return of 11.15%. The S&P 500 Index returned 18.73% for this period, and the growth funds average return - according to Lipper Analytical Services - was 12.70%. The fund underperformed during the first half of the fiscal year, returning -6.96% compared to 16.43% for the S&P 500. Since then, it has done well, returning 19.47%, compared with a return of 1.98% for the S&P
500. I urge shareholders to focus on the long term since the fund can easily underperform over shorter periods of time.
Q. DID YOU MAKE ANY CHANGES TO YOUR STRATEGY DURING THE PERIOD?
A. In the past six months, I concentrated more of the fund's assets in a limited number of holdings. I studied the average return of the fund's top stocks over the life of the fund versus the return of the fund itself. The top holdings turned out to be my best ideas in that they significantly outperformed the fund as a whole. Therefore, in the first half of the fund's fiscal year when many of these stocks dropped in price, I bought more. When their prices recovered dramatically in the second half, the fund appreciated rapidly.
Q. WHY WILL YOU BUY MORE OF A STOCK WHEN ITS PRICE IS FALLING?
A. I'm a firm believer that, over time, a company's stock price follows its earnings. If, in my opinion, a company is building the value of its business and executing a sound business strategy, sooner or later its stock price will reflect that. I focus on finding undervalued companies. What I can't control is when an investment might appreciate. Sometimes a stock's price may decline even though the company is healthy. At such times, I love to swoop in and buy more stock at lower prices.
Q. WHAT SIZE COMPANY DID YOU EMPHASIZE DURING THE PERIOD?
A. I emphasized smaller companies outside the S&P 500 because they were cheaper and had better growth prospects. Slow growth among S&P 500 companies is likely to continue as profit margins of companies in the index have peaked.
Q. IN WHICH INDUSTRIES HAVE YOU FOUND THESE SMALLER COMPANIES?
A. I have uncovered a number of very attractive investments associated with the gaming industry. Cities and states throughout the world need to raise additional revenue, but politicians are afraid to raise taxes. Legalized gaming lets them bring in more tax revenue without angering their voters. Two such companies that may benefit from this trend are Sodak Gaming, which exports slot machines to South America, and Scientific Games, which prints instant lottery tickets being sold in England. A second big export industry is commercial aerospace. Boeing predicts that they will double their production of aircraft in the next two years. Therefore, the fund has invested in a number of suppliers to Boeing.
Q. DURING THE PERIOD, C-COR ELECTRONICS - A CABLE EQUIPMENT MAKER - LOST VALUE. DOES THIS INDICATE A NEGATIVE TREND IN THE CABLE EQUIPMENT BUSINESS?
A. No. As I stated in earlier reports, I'm optimistic about the cable equipment business. There are five billion people outside the United States, but only about 90 million homes have cable TV. Unfortunately, domestic orders for cable equipment slowed sharply at C-COR. I began reducing the fund's position in C-COR, but not before its stock lost value and the fund had to absorb a loss.
Q. IN YOUR OPINION, WHAT SHOULD INVESTORS EXPECT FROM EQUITIES GOING
FORWARD?
A. The stock market has appreciated 44.19% in the past two years and is no longer undervalued. A significant correction of 10% or greater is more likely. Nevertheless, such a decline will probably create an opportune time for me to invest in solid companies whose stock prices have been unfairly battered.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: to increase the value
of the fund's shares by
investing mainly in the stocks
of North American
companies that are expected
to benefit from exporting
goods and services
START DATE: October 4, 1994
SIZE: as of August 31, 1996,
more than $267 million
MANAGER: Arieh Coll, since
October 1994; manager,
Fidelity Select Brokerage and
Investment Management
Portfolio, 1993-1995;
Fidelity Select Software and
Computer Services Portfolio,
1991-1994; Fidelity Select
Technology Portfolio,
1992-1993; joined Fidelity in
1989
(checkmark)
ARIEH COLL ON HIS INVESTING
PHILOSOPHY:
"I have several personal rules
of investing that I try to
remember each time I buy
and sell a stock. They include:
(solid bullet) DON'T LOSE MONEY. It's as important, if not more important, to limit losses as it is to secure gains. Substantial losses often prove difficult to make up.
(solid bullet)  INVEST WITHIN MY CIRCLE OF
COMPETENCE. If I don't feel
completely comfortable with
an investment, I stay away.
(solid bullet) STAY FOCUSED. I try to avoid distractions that interfere with my research. The reality is that the more time one spends doing basic research, the more great companies one will likely uncover.
(solid bullet)  BE PATIENT. It may seem
obvious to me that a
company's stock is
undervalued, but sometimes it
takes a while for the stock
market to agree and push up
the price.
(solid bullet) INVEST WITH CONVICTION. If I really like a company, I try to buy a lot of its stock. Great investment ideas don't pop up every day.
INVESTMENT CHANGES


TOP TEN STOCKS AS OF AUGUST 31, 1996
                                  % OF FUND'S    % OF FUND'S
                                  INVESTMENTS    INVESTMENTS
                                                 IN THESE STOCKS
                                                 6 MONTHS AGO

Anchor Gaming                     6.0            0.0

Electronics for Imaging, Inc.     5.8            0.5

Sodak Gaming, Inc.                4.5            4.8

Foamex International, Inc.        4.2            0.0

Oregon Metallurgical Corp.        3.2            2.1

Penn National Gaming, Inc.        3.1            1.1

Zebra Technologies Corp. Class    3.0            0.0
A

Telemundo Group, Inc. Class A     2.6            1.6

Scientific Games Holdings Corp.   2.6            0.0

BJ Services Co.                   2.2            0.3

TOP FIVE MARKET SECTORS AS OF AUGUST 31, 1996
                   % OF FUND'S    % OF FUND'S
                   INVESTMENTS    INVESTMENTS
                                  IN THESE MARKET SECTORS
                                  6 MONTHS AGO

Technology         24.3           30.7

Media & Leisure    19.2           8.9

Basic Industries   11.8           10.6

Energy             8.9            1.6

Services           6.3            1.8

ASSET ALLOCATION
AS OF AUGUST 31, 1996 * AS OF FEBRUARY 29, 1996 **
Row: 1, Col: 1, Value: 6.0
Row: 1, Col: 2, Value: 1.9
Row: 1, Col: 3, Value: 50.0
Row: 1, Col: 4, Value: 43.0
Row: 1, Col: 1, Value: 2.7
Row: 1, Col: 2, Value: 1.6
Row: 1, Col: 3, Value: 45.3
Row: 1, Col: 4, Value: 50.0
Stocks 93.8%
Bonds 0.1%
Short-term
Investments 6.1%
NON-NORTH AMERICAN
INVESTMENTS 6.5%

Stocks 98.2%
Bonds 0.1%
Short-term
Investments 1.7%
NON-NORTH AMERICAN
INVESTMENTS 7.6%
*
**
NOTE: OF THE FUND'S 93.5% STAKE IN NORTH AMERICAN INVESTMENTS, 1.5% WAS INVESTED IN CANADA AND 1.0% IN MEXICO ON AUGUST 31, 1996. ON FEBRUARY 29, 1996, 92.4% OF THE FUND'S ASSETS WAS INVESTED IN NORTH AMERICA, WHICH INCLUDED A 7.5% STAKE IN CANADA AND 1.0% IN MEXICO.
INVESTMENTS AUGUST 31, 1996

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 93.8%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 3.5%
AEROSPACE & DEFENSE - 3.3%
Alliant Techsystems, Inc. (a)  5,400 $ 278,775
Aviall, Inc.  30,000  255,000
BE Aerospace, Inc. (a)  303,200  5,002,800
C A E Industries Ltd.   88,800  691,189
Rohr Industries, Inc. (a)  42,400  885,100
UNC, Inc. (a)  212,500  1,726,563
  8,839,427
SHIP BUILDING & REPAIR - 0.2%
Avondale Industries, Inc. (a)  38,900  612,675
TOTAL AEROSPACE & DEFENSE   9,452,102
BASIC INDUSTRIES - 11.8%
CHEMICALS & PLASTICS - 5.2%
Applied Extrusion Technologies, Inc. (a)  400  3,800
Foamex International, Inc. (a)  716,000  11,142,750
IMC Global, Inc.  64,700  2,782,100
Scotts Co. Class A  1,000  18,750
  13,947,400
IRON & STEEL - 2.5%
Hexcel Corp. (a)  241,700  4,259,963
Tubos De Acero De Mexico ADR (a)  220,000  2,420,000
  6,679,963
METALS & MINING - 4.1%
IMCO Recycling, Inc.  24,500  388,938
Oregon Metallurgical Corp. (a)  289,100  8,600,725
Titanium Metals Corp. (a)  61,800  1,475,475
Tremont Corp. (a)  9,500  302,813
  10,767,951
TOTAL BASIC INDUSTRIES   31,395,314
CONSTRUCTION & REAL ESTATE - 0.2%
BUILDING MATERIALS - 0.0%
Grupo Cementos Chihuahua Class B  5,000  6,401
CONSTRUCTION - 0.0%
American Homestar Corp. (a)  250  5,875
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
CONSTRUCTION & REAL ESTATE - CONTINUED
ENGINEERING - 0.1%
Stolt Comex Seaway SA (a)  16,000 $ 190,000
REAL ESTATE - 0.0%
Mego Financial Corp. (a)  23,300  131,063
REAL ESTATE INVESTMENT TRUSTS - 0.1%
Starwood Lodging Trust combined certificate (SBI)  7,000  266,000
TOTAL CONSTRUCTION & REAL ESTATE   599,339
DURABLES - 1.3%
AUTOS, TIRES, & ACCESSORIES - 0.2%
Cummins Engine Co., Inc.   12,300  462,788
TRW, Inc.   100  9,250
  472,038
CONSUMER DURABLES - 0.9%
Aristocrat Leisure Ltd.   1,003,000  2,518,939
TEXTILES & APPAREL - 0.2%
Timberland Co. Class A (a)  23,600  430,700
TOTAL DURABLES   3,421,677
ENERGY - 8.9%
ENERGY SERVICES - 5.9%
BJ Services Co. (a)  152,327  5,731,303
BJ Services Co. (warrants) (a)  10,000  153,750
Baker Hughes, Inc.   30,000  907,500
Cliffs Drilling Co. (a)  60,000  1,710,000
Energy Ventures, Inc. (a)  45,200  1,485,950
Halliburton Co.   19,800  1,041,975
Pool Energy Services Co. (a)  20,000  232,500
Schlumberger Ltd.   10,000  843,750
Seacor Holdings, Inc. (a)  15,100  687,050
UTI Energy Corp.   5,000  74,375
Weatherford Enterra, Inc. (a)  78,700  2,262,625
Western Atlas, Inc. (a)  8,800  534,600
  15,665,378
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
ENERGY - CONTINUED
OIL & GAS - 3.0%
American Exploration Co. (a)  74,400 $ 930,000
Belco Oil & Gas Corp. (a)  48,400  1,331,000
Chesapeake Energy Corp. (a)  10,400  559,000
Comstock Resources, Inc. (a)  39,700  416,850
Denbury Resources, Inc. (a)  1,300  8,266
Flores & Rucks, Inc. (a)  68,700  2,258,513
Forcenergy Gas Exploration, Inc. (a)  19,100  413,038
Newfield Exploration Co. (a)  2,400  107,100
Noble Affiliates, Inc.   23,000  922,875
Pacalta Resources Ltd. (a)  1,000  5,299
Swift Energy Co. (a)  43,000  1,069,625
  8,021,566
TOTAL ENERGY   23,686,944
FINANCE - 2.8%
BANKS - 0.0%
Bank of New York Co., Inc.   400  11,150
CLOSED END INVESTMENT COMPANY - 0.6%
India Fund (a)  47,400  373,275
Malaysia Fund, Inc.   8,000  147,000
Morgan Stanley India Investment Fund, Inc. (a)  34,000  310,250
R.O.C. Taiwan Fund (SBI)  9,800  107,800
Taiwan Fund, Inc.   29,600  695,600
  1,633,925
CREDIT & OTHER FINANCE - 2.2%
American Express Co.   45,700  1,999,375
Green Tree Financial Corp.   10,000  347,500
Southern Pacific Funding Corp. (a)  94,400  2,430,800
United Companies Financial Corp.   30,000  1,140,000
  5,917,675
SAVINGS & LOANS - 0.0%
Security First Network Bank (a)  100  2,725
SECURITIES INDUSTRY - 0.0%
Trimark Financial Corp.   400  8,873
TOTAL FINANCE   7,574,348
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
HEALTH - 3.2%
DRUGS & PHARMACEUTICALS - 0.7%
Calypte Biomedical Corp. (a)(c)  195,000 $ 1,950,000
Copley Pharmaceutical, Inc. (a)  100  1,100
Warner-Lambert Co.   200  11,900
  1,963,000
MEDICAL EQUIPMENT & SUPPLIES - 0.5%
Nellcor, Inc. (a)  19,500  502,125
St. Jude Medical, Inc. (a)  20,400  731,850
  1,233,975
MEDICAL FACILITIES MANAGEMENT - 2.0%
NovaCare, Inc. (a)  140,000  1,260,000
Oxford Health Plans, Inc. (a)  55,000  2,516,250
Tenet Healthcare Corp. (a)  500  10,500
U.S. Diagnostic Labs, Inc. (a)  160,000  1,560,000
  5,346,750
TOTAL HEALTH   8,543,725
INDUSTRIAL MACHINERY & EQUIPMENT - 1.6%
ELECTRICAL EQUIPMENT - 1.5%
California Amplifier, Inc. (a)  166,500  2,081,250
Charter Power Systems, Inc.   40,000  930,000
Pinnacle Systems (a)  65,000  975,000
  3,986,250
INDUSTRIAL MACHINERY & EQUIPMENT - 0.0%
Exide Corp.   400  10,650
POLLUTION CONTROL - 0.1%
Ogden Corp.   10,000  196,250
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   4,193,150
MEDIA & LEISURE - 19.2%
BROADCASTING - 5.1%
Ackerley Communications, Inc.  18,600  518,475
Central European Media Class C (a)  104,000  2,925,000
Grupo Radio Centro SA de CV sponsored ADR  13,700  107,888
Heartland Wireless Communications, Inc. (a)  36,100  762,613
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
MEDIA & LEISURE - CONTINUED
BROADCASTING - CONTINUED
Infinity Broadcasting Corp. Class A  46,000 $ 1,259,250
PanAmSat Corp. (a)  35,900  996,225
Telemundo Group, Inc. Class A (a)  256,100  6,914,700
  13,484,151
ENTERTAINMENT - 2.6%
Harveys Casino Resorts  11,800  203,550
Scientific Games Holdings Corp. (a)  274,900  6,872,500
  7,076,050
LODGING & GAMING - 11.3%
Anchor Gaming (a)  292,300  15,966,888
Aztar Corp. (a)  78,800  866,800
ITT Corp. (a)  7,800  415,350
International Game Technology Corp.   30,000  611,250
Mirage Resorts, Inc. (a)  14,800  344,100
Penn National Gaming, Inc. (a)(c)  351,500  8,172,375
Rio Hotel & Casino, Inc. (a)  104,600  1,817,425
Sun International Hotels Ltd. Ord. (a)  16,500  781,688
Trump Hotels & Casino Resorts, Inc. (a)  1,700  41,013
WMS Industries, Inc. (a)  41,900  968,938
  29,985,827
PUBLISHING - 0.2%
Hollinger International, Inc. Class A  40,100  436,088
TOTAL MEDIA & LEISURE   50,982,116
NONDURABLES - 0.4%
BEVERAGES - 0.1%
Pete's Brewing Co. (a)  25,200  226,800
HOUSEHOLD PRODUCTS - 0.3%
Church & Dwight Co., Inc.   1,000  21,125
Premark International, Inc.   50,000  912,500
  933,625
TOTAL NONDURABLES   1,160,425
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
PRECIOUS METALS - 2.4%
Getchell Gold Corp. (a)  16,317 $ 713,869
Newmont Mining Corp.   10,000  528,750
Stillwater Mining Co. (a)(b)  100,000  2,050,000
TVI Pacific, Inc. (a)  2,545,500  3,106,877
  6,399,496
RETAIL & WHOLESALE - 6.1%
APPAREL STORES - 0.7%
Baby Superstore, Inc.   12,500  212,500
Charming Shoppes, Inc. (a)  139,400  932,238
Melville Corp.   10,100  426,725
TJX Companies, Inc.   6,400  204,800
  1,776,263
GENERAL MERCHANDISE STORES - 0.1%
MacFrugals Bargains Closeouts, Inc. (a)  1,000  21,125
Michaels Stores, Inc. (a)  100  1,400
Woolworth Corp. (a)  16,200  344,250
  366,775
RETAIL & WHOLESALE, MISCELLANEOUS - 5.3%
CML Group, Inc.   16,700  68,888
Lowe's Companies, Inc.   1,000  36,125
Office Depot, Inc. (a)  50,000  793,750
Sodak Gaming, Inc. (a)  230,000  11,960,000
Sunglass Hut International, Inc. (a)  13,700  215,775
Tuesday Morning Corp. (a)  77,500  1,036,563
  14,111,101
TOTAL RETAIL & WHOLESALE   16,254,139
SERVICES - 6.3%
ADVERTISING - 0.6%
American List Corp.   31,600  888,750
Lamar Advertising Co. Class A (a)  1,000  28,000
Outdoor Systems, Inc. (a)  4,650  196,463
Universal Outdoor Holdings, Inc. (a)  12,000  366,000
  1,479,213
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
SERVICES - CONTINUED
EDUCATIONAL SERVICES - 0.0%
Strayer Education, Inc. (a)  1,000 $ 15,625
LEASING & RENTAL - 0.4%
Mitcham Industries, Inc. (a)  182,500  1,140,625
SERVICES - 5.3%
Coach USA, Inc. (a)  500  11,875
Craig (Jenny), Inc. (a)  400  4,600
Franklin Quest Co. (a)  300  5,475
Lazare Kaplan International, Inc. (a)  215,700  3,559,050
Medaphis Corp. (a)  100,000  1,262,500
Pre-Paid Legal Services, Inc. (a)  49,300  733,338
Precision Response Corp. (a)  3,000  90,000
Telespectrum Worldwide, Inc. (a)  29,300  516,413
Zebra Technologies Corp. Class A (a)  372,600  7,871,175
  14,054,426
TOTAL SERVICES   16,689,889
TECHNOLOGY - 24.2%
COMMUNICATIONS EQUIPMENT - 4.4%
Ascend Communications, Inc. (a)  50,000  2,618,750
Cisco Systems, Inc. (a)  46,000  2,426,500
IPC Information Systems, Inc. (a)  64,900  1,087,075
Level One Communications, Inc. (a)  11,600  249,400
Tellabs, Inc. (a)  20,800  1,318,200
Teledata Communications Ltd.   314,000  4,082,000
  11,781,925
COMPUTER SERVICES & SOFTWARE - 12.9%
America Online, Inc. (a)  3,700  111,925
American Business Information, Inc. (a)  85,000  1,200,625
Broadway & Seymour, Inc. (a)  21,000  254,625
Brock International, Inc. (a)  217,500  1,305,000
CCC Information Services Group, Inc.   3,000  55,500
CompUSA, Inc. (a)  22,000  882,750
E Trade Group, Inc.   8,000  84,000
Electronics for Imaging, Inc. (a)  245,300  15,515,225
Information Resources, Inc. (a)  10,000  126,250
Lycos, Inc. (a)  16,700  112,725
Metromail Corp. (a)  7,800  136,500
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TECHNOLOGY - CONTINUED
COMPUTER SERVICES & SOFTWARE - CONTINUED
Modatech Systems, Inc. (a)  309,800 $ 77,450
Platinum Software Corp. (a)  200,000  1,975,000
Quality Systems, Inc. (a)  60,000  772,500
Saville Systems Ireland PLC sponsored ADR (a)  400  11,350
Scopus Technology, Inc.   60,000  1,095,000
Sema Group PLC  131,300  1,514,480
Softkey International, Inc. (a)  130,200  2,262,225
Software Spectrum, Inc. (a)  150,300  4,133,250
SunGard Data Systems, Inc. (a)  300  12,825
Systems Software Associates, Inc.   70,000  735,000
Vantive Corp. (a)  43,900  1,931,600
  34,305,805
COMPUTERS & OFFICE EQUIPMENT - 1.9%
Adaptec, Inc. (a)  29,800  1,486,275
Bay Networks, Inc. (a)  60,000  1,650,000
International Imaging Materials, Inc. (a)  1,100  24,750
Lexmark International Group, Inc.   100,000  1,787,500
Scitex Ltd. Ord.   500  6,750
  4,955,275
ELECTRONIC INSTRUMENTS - 0.0%
Gelman Sciences, Inc. (a)  2,900  84,100
ELECTRONICS - 5.0%
Actel Corp. (a)  24,900  398,400
Burr-Brown Corp. (a)  25,000  481,250
Cascade Communications Corp. (a)  18,000  1,226,250
Flextronics International (a)  75,000  1,425,000
Intel Corp. (warrants) (a)  122,700  5,138,063
Linear Technology Corp.   80,000  2,720,000
S-3, Inc. (a)  40,000  590,000
Sierra Semiconductor Corp.   105,300  1,224,113
  13,203,076
TOTAL TECHNOLOGY   64,330,181
TRANSPORTATION - 1.0%
AIR TRANSPORTATION - 0.2%
AMR Corp.   7,000  574,000
RAILROADS - 0.1%
Bombardier, Inc. Class B  10,000  141,056
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TRANSPORTATION - CONTINUED
TRUCKING & FREIGHT - 0.7%
Hunt (J.B.) Transport Services, Inc.   104,200 $ 1,888,625
TOTAL TRANSPORTATION   2,603,681
UTILITIES - 0.9%
CELLULAR - 0.1%
Mobile Telecommunications Technologies, Inc. (a) 10,000 138,750 TELEPHONE SERVICES - 0.8%
Telebras sponsored ADR  30,000  2,231,250
TOTAL UTILITIES   2,370,000
TOTAL COMMON STOCKS
(Cost $220,800,935)   249,656,526
CONVERTIBLE BONDS - 0.1%
 MOODY'S PRINCIPAL
 RATINGS  AMOUNT
TECHNOLOGY - 0.1%
COMPUTER SERVICES & SOFTWARE - 0.1%
Softkey International, Inc. 5 1/2%,
11/1/00 (b) (Cost $297,250)  - $ 400,000  324,000
REPURCHASE AGREEMENTS - 6.1%
 MATURITY
 AMOUNT
Investments in repurchase agreements
(U.S. Treasury obligations), in a joint
trading account at 5.25%, dated
8/30/96 due 9/3/96  $ 16,162,423  16,153,000
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $237,251,185)  $ 266,133,526
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,374,000 or 0.9% of net assets.
3. Affiliated company (see Note 7 of Notes to Financial Statements). INCOME TAX INFORMATION
At August 31, 1996, the aggregate cost of investment securities for income tax purposes was $239,507,768. Net unrealized appre- ciation aggregated $26,625,758, of which $37,005,531 related to appreciated invest- ment securities and $10,379,773 related to depreciated investment securities. The fund hereby designates approximately $8,731,000 as a capital gain dividend for the purpose of the dividend paid deduction.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 AUGUST 31, 1996

ASSETS

Investment in securities, at value (including repurchase                  $ 266,133,526
agreements of $16,153,000) (cost $237,251,185) -
See accompanying schedule

Cash                                                                       335

Receivable for investments sold                                            6,281,976

Receivable for fund shares sold                                            11,471,537

Dividends receivable                                                       18,839

Interest receivable                                                        7,272

 TOTAL ASSETS                                                              283,913,485

LIABILITIES

Payable for investments purchased                           $ 9,192,684

Payable for fund shares redeemed                             7,414,468

Accrued management fee                                       123,991

Other payables and accrued expenses                          123,648

 TOTAL LIABILITIES                                                         16,854,791

NET ASSETS                                                                $ 267,058,694

Net Assets consist of:

Paid in capital                                                           $ 223,324,109

Accumulated undistributed net realized gain (loss) on                      14,852,244
investments and foreign currency transactions

Net unrealized appreciation (depreciation) on                              28,882,341
investments

NET ASSETS, for 17,985,001 shares outstanding                             $ 267,058,694

NET ASSET VALUE and redemption price per share                             $14.85
($267,058,694 (divided by) 17,985,001 shares)

Maximum offering price per share (100/97.00 of $14.85)                     $15.31


STATEMENT OF OPERATIONS

 YEAR ENDED AUGUST 31, 1996

INVESTMENT INCOME                                                          $ 1,322,897
Dividends

Interest                                                                    816,070

 TOTAL INCOME                                                               2,138,967

EXPENSES

Management fee                                             $ 2,106,620

Transfer agent fees                                         1,005,861

Accounting fees and expenses                                207,556

Non-interested trustees' compensation                       1,504

Custodian fees and expenses                                 65,729

Registration fees                                           83,093

Audit                                                       28,916

Legal                                                       2,190

Interest                                                    41,634

Miscellaneous                                               1,781

 Total expenses before reductions                           3,544,884

 Expense reductions                                         (77,571)        3,467,313

NET INVESTMENT INCOME (LOSS)                                                (1,328,346)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities (including realized loss of          32,996,816
$2,742,714 on sales of investments in affiliated
issuers)

 Foreign currency transactions                              12,476          33,009,292

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                      (28,431,291)

 Assets and liabilities in foreign currencies               (428)           (28,431,719)

NET GAIN (LOSS)                                                             4,577,573

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                            $ 3,249,227
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED       OCTOBER 4, 1994
                                                         AUGUST 31,       (COMMENCEMENT
                                                         1996             OF OPERATIONS) TO
                                                                          AUGUST 31, 1995

INCREASE (DECREASE) IN NET ASSETS

Operations                                               $ (1,328,346)    $ (410,125)
Net investment income (loss)

 Net realized gain (loss)                                 33,009,292       13,240,066

 Change in net unrealized appreciation (depreciation)     (28,431,719)     57,314,060

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          3,249,227        70,144,001
FROM OPERATIONS

Distributions to shareholders from net realized gains     (27,054,780)     (61,452)

Share transactions                                        634,169,649      727,157,181
Net proceeds from sales of shares

 Reinvestment of distributions                            26,820,637       60,632

 Cost of shares redeemed                                  (873,552,833)    (293,873,568)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          (212,562,547)    433,344,245
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 (236,368,100)    503,426,794

NET ASSETS

 Beginning of period                                      503,426,794      -

 End of period                                           $ 267,058,694    $ 503,426,794

OTHER INFORMATION
Shares

 Sold                                                     44,667,554       59,469,006

 Issued in reinvestment of distributions                  2,020,210        6,125

 Redeemed                                                 (64,106,331)     (24,071,563)

 Net increase (decrease)                                  (17,418,567)     35,403,568


FINANCIAL HIGHLIGHTS
      YEAR ENDED    OCTOBER 4, 1994
      AUGUST 31,    (COMMENCEMEN
                    T OF OPERATIONS)
                    TO

      1996          AUGUST 31, 1995


SELECTED PER-SHARE DATA

Net asset value, beginning of period                           $ 14.22     $ 10.00

Income from Investment Operations

 Net investment income (loss)                                   (.05) D     (.03) D

 Net realized and unrealized gain (loss)                        1.52 G      4.26

 Total from investment operations                               1.47        4.23



Less Distributions

 From net realized gain                                         (.84)       (.01)

Net asset value, end of period                                 $ 14.85     $ 14.22

TOTAL RETURN B, C                                               11.15%      42.34%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                        $ 267,059   $ 503,427

Ratio of expenses to average net assets                         1.03%       1.22% A

Ratio of expenses to average net assets after expense           1.00% E     1.22% A
reductions

Ratio of net investment income (loss) to average net assets     (.39)%      (.27)% A

Portfolio turnover rate                                         313%        245% A

Average commission rate F                                      $ .0326


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO
FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
F FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
G THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET GAIN ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF FUND SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
NOTES TO FINANCIAL STATEMENTS
For the period ended August 31, 1996




1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Export Fund (the fund) is a fund of Fidelity Union Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities maturing within sixty days of their purchase date are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION.
The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC), net operating losses and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Accumulated undistributed net realized gain
(loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FORWARD FOREIGN CURRENCY CONTRACTS. The fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the fund's investments against currency fluctuations. Also, a contract to buy or sell can offset a previous contract. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.
The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service. Purchases and sales of forward foreign currency contracts having the same settlement date and broker are offset and any realized gain (loss) is recognized on the date of offset; otherwise, gain (loss) is recognized on settlement date.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase for U.S. Treasury or Federal Agency obligations.
2. OPERATING POLICIES -
CONTINUED
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $1,045,972,686 and $1,284,430,403, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .30%. For the period, the management fee was equivalent to an annual rate of .61% of average net assets.
SALES LOAD. For the period October 4, 1994 (commencement of operations) through December 31, 1995, Fidelity Distributors Corporation (FDC), an affiliate of FMR and the general distributor of the fund, voluntarily waived the sales charge (3.00% of the offering price) on the sales of shares. For the period January 1, 1996 through August 31, 1996 FDC received sales charges of $347,706 on sales of shares of the fund.
TRANSFER AGENT FEES. Fidelity Service Co. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .29% of average net assets.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES -
CONTINUED
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $462,119 for the period.
5. BANK BORROWINGS.
The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The maximum loan and the average daily loan balances during the period for which loans were outstanding amounted to $11,070,000 and $4,858,462, respectively. The weighted average interest rate was 5.9%.
6. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $70,785 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $3,184 and $3,602, respectively, under these arrangements.
7. TRANSACTIONS WITH
AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
 PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Brock International, Inc.  $ 129,375 $ 758,157 $ - $ -
Calypte Biomedical Corp.   -  51,250  -  1,950,000
NView Corp.   -  95,833  -  -
Penn National Gaming, Inc.   2,266,751  1,653,750  -  8,172,375
Printronix, Inc.   143,918  6,790,232  -  -
TSX Corp.   1,780,063  6,519,061  -  -
TOTALS  $ 4,320,107 $ 15,868,283 $ -  $10,122,375
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Union Street Trust and the Shareholders of Fidelity Export Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Union Street Trust: Fidelity Export Fund, including the schedule of portfolio investments, as of August 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets and financial highlights for the year then ended and for the period October 4, 1994 (commencement of operations) to August 31, 1995. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Union Street Trust: Fidelity Export Fund as of August 31, 1996, the results of its operations for the year then ended, the changes in its net assets and financial highlights for the year then ended and for the period October 4, 1994 (commencement of operations) to August 31, 1995, in conformity with generally accepted accounting principles.
/s/COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
October 4, 1996
DISTRIBUTIONS


The Board of Trustees of Fidelity Export Fund voted to pay on October 7, 1996, to shareholders of record at the opening of business on October 4, 1996, a distribution of $.37 per share derived from capital gains realized from sales of portfolio securities.
A total of 4% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
The fund will notify shareholders in January 1997 of the applicable percentage for use in preparing 1996 income tax returns.
TO CALL FIDELITY


FOR FUND INFORMATION AND QUOTES
The Fidelity Telephone Connection offers you special automated telephone services for quotes and balances. The services are easy to use, confidential and quick. All you need is a Touch Tone telephone.
YOUR PERSONAL IDENTIFICATION NUMBER
(PIN)
The first time you call one of our automated telephone services, we'll ask you to set up your Personal Identification
Number (PIN). The PIN assures that
only you have automated telephone
access to your account information.
Please have your Customer Number
(T-account #) handy when you call -
you'll need it to establish your PIN. If you would ever like to change your PIN, just choose the "Change your Personal
Identification Number" option when
you call. If you forget your PIN, please call a Fidelity representative at 1-800-
544-6666 for assistance.




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MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN
INVESTMENT IN
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TOTAL
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AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.
TO WRITE FIDELITY


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(such as changing name, address, bank, etc.)
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OVERNIGHT EXPRESS
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INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
William J. Hayes, Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
Robert H. Morrison, Manager,
 Security Transactions
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
William O. McCoy
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Co.
Boston, MA
CUSTODIAN
The Chase Manhattan Bank
Brooklyn, NY
FIDELITY'S GROWTH FUNDS
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THE FIDELITY TELEPHONE CONNECTION
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 AUTOMATED LINES FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)SPARTAN(registered trademark)

GINNIE MAE
FUND
ANNUAL REPORT
AUGUST 31, 1996
CONTENTS


PRESIDENT'S MESSAGE      3    Ned Johnson on investing
                              strategies.

PERFORMANCE              4    How the fund has done over time.

FUND TALK                7    The manager's review of fund
                              performance, strategy and outlook.

INVESTMENT CHANGES       10   A summary of major shifts in the
                              fund's investments over the past six
                              months.

INVESTMENTS              11   A complete list of the fund's
                              investments with their market
                              values.

FINANCIAL STATEMENTS     13   Statements of assets and liabilities,
                              operations, and changes in net
                              assets,
                              as well as financial highlights.

NOTES                    17   Notes to the financial statements.

REPORT OF INDEPENDENT    20   The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS            21


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.
PRESIDENT'S MESSAGE


DEAR SHAREHOLDER:
Although stocks have managed to post solid returns through the first eight months of 1996, signs of strength in the economy have led to inflation fears, causing some uncertainty in both the stock and bond markets so far this year. In 1995, both stock and bond markets posted strong results, while the year before, stocks posted below-average returns and bonds had one of the worst years in history.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
Keeping in mind that the effects of interest rate changes on your bond investments will only be "paper" gains or losses unless you sell your shares, staying in your bond fund may be appropriate if your investment horizon is at least a year or more. The longer your investing time frame, the more likely it is that you will retain your principal investment through both up and down markets. For example, a 10-year time frame, such as saving for a college education, enables you to weather these ups and downs in a long-term fund, which has higher potential returns. An intermediate-length fund could be appropriate if your investment horizon is two to four years, and a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government.
No matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
If you have any questions, please call us at 1-800-544-8888. We stand ready to provide the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in share price, reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells bonds that have grown in value), and the effect of the $5 account closeout fee on an average sized account. You can also look at the fund's income to measure performance. If Fidelity had not reimbursed certain fund expenses during the periods shown, the total returns and dividends would have been lower. CUMULATIVE TOTAL RETURNS
PERIODS ENDED AUGUST 31, 1996          PAST 1   PAST 5   LIFE OF
                                       YEAR     YEARS    FUND

Spartan Ginnie Mae                     4.66%    38.59%   49.03%

Salomon Brothers GNMA Index            5.28%    42.59%   n/a

GNMA Funds Average                     3.79%    37.11%   n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years, or since the fund started on December 27, 1990. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Salomon Brothers GNMA Index - a market-capitalization weighted index of 15- and 30- year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA). To measure how the fund's performance stacked up against its peers, you can compare it to the GNMA funds average, which reflects the performance of 52 mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. over the past 12 months. Both benchmarks include reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED AUGUST 31, 1996    PAST 1   PAST 5   LIFE OF
                                 YEAR     YEARS    FUND

Spartan Ginnie Mae               4.66%    6.75%    7.27%

Salomon Brothers GNMA Index      5.28%    7.35%    n/a

GNMA Funds Average               3.79%    6.51%    n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19960831 19960916 090330 S00000000000001
             Spartan Ginnie Mae              Salomon Brothers GNMA
             00461                           SB019
  1990/12/31       10000.00                       10000.00
  1991/01/31       10104.29                       10140.82
  1991/02/28       10164.54                       10200.75
  1991/03/31       10239.66                       10279.76
  1991/04/30       10302.26                       10387.52
  1991/05/31       10368.05                       10469.48
  1991/06/30       10380.51                       10492.06
  1991/07/31       10535.21                       10669.96
  1991/08/31       10732.56                       10863.45
  1991/09/30       10902.32                       11066.08
  1991/10/31       11063.72                       11232.70
  1991/11/30       11128.99                       11305.80
  1991/12/31       11378.62                       11588.78
  1992/01/31       11291.21                       11459.25
  1992/02/29       11443.21                       11564.86
  1992/03/31       11373.35                       11524.28
  1992/04/30       11467.54                       11623.71
  1992/05/31       11671.03                       11827.95
  1992/06/30       11808.37                       11990.00
  1992/07/31       11791.74                       12080.84
  1992/08/31       11898.52                       12248.26
  1992/09/30       11982.17                       12345.81
  1992/10/31       11900.60                       12260.62
  1992/11/30       11955.78                       12327.27
  1992/12/31       12118.71                       12469.43
  1993/01/31       12269.40                       12643.30
  1993/02/28       12385.98                       12754.29
  1993/03/31       12468.37                       12837.60
  1993/04/30       12522.22                       12903.17
  1993/05/31       12592.37                       12974.93
  1993/06/30       12720.19                       13106.34
  1993/07/31       12787.91                       13159.28
  1993/08/31       12803.63                       13185.08
  1993/09/30       12802.46                       13193.95
  1993/10/31       12850.63                       13223.78
  1993/11/30       12777.48                       13204.97
  1993/12/31       12881.92                       13305.21
  1994/01/31       13025.29                       13419.96
  1994/02/28       12915.69                       13355.73
  1994/03/31       12612.69                       13017.39
  1994/04/30       12498.55                       12939.72
  1994/05/31       12515.63                       12982.45
  1994/06/30       12488.13                       12956.12
  1994/07/31       12740.52                       13195.56
  1994/08/31       12772.21                       13209.27
  1994/09/30       12606.72                       13051.52
  1994/10/31       12600.46                       13037.54
  1994/11/30       12555.14                       12991.59
  1994/12/31       12687.28                       13129.45
  1995/01/31       12956.44                       13409.48
  1995/02/28       13294.80                       13767.17
  1995/03/31       13343.77                       13823.60
  1995/04/30       13529.95                       14014.94
  1995/05/31       13956.47                       14450.57
  1995/06/30       14035.85                       14544.36
  1995/07/31       14075.42                       14583.05
  1995/08/31       14212.67                       14713.39
  1995/09/30       14349.40                       14854.48
  1995/10/31       14471.77                       14981.05
  1995/11/30       14622.51                       15157.35
  1995/12/31       14801.04                       15350.03
  1996/01/31       14909.36                       15467.20
  1996/02/29       14785.22                       15359.97
  1996/03/31       14747.77                       15325.31
  1996/04/30       14706.99                       15254.90
  1996/05/31       14649.50                       15229.64
  1996/06/30       14818.39                       15420.44
  1996/07/31       14870.63                       15482.52
  1996/08/31       14876.07                       15489.77
IMATRL PRASUN   SHR__CHT 19960831 19960916 090336 R00000000000123

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Spartan Ginnie Mae Fund on December 31, 1990, shortly after the fund started. As the chart shows, by August 31, 1996, the value of the investment would have grown to $14,876 - a 48.76% increase on the initial investment. This assumes the fund was still owned on August 31, 1996 and therefore does not include the effect of the $5 account closeout fee on an average sized account. For comparison, look at how the Salomon Brothers GNMA Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $15,490 - a 54.90% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return, and yield
of a fund that invests in
bonds will vary. That means if
you sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)
TOTAL RETURN COMPONENTS
            YEARS ENDED AUGUST 31,

            1996                     1995   1994   1993   1992

Dividend return                     6.58%    7.85%    5.24%    6.51%   8.30%

Capital appreciation return         -1.92%    3.42%   -5.50%   1.08%    2.55%

Total return                        4.66%    11.27%   -0.26%   7.59%   10.85%

DIVIDEND returns and capital appreciation returns are both part of a bond fund's total return. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or gains are reinvested. Capital appreciation and total returns include the effect of the $5 account closeout fee on an average sized account.
DIVIDENDS AND YIELD
PERIODS ENDED AUGUST 31, 1996    PAST          PAST 6         PAST 1
                                 MONTH         MONTHS         YEAR

Dividends per share              5.36(cents)   31.96(cents)   64.82(cents)

Annualized dividend rate         6.37%         6.43%          6.50%

30-day annualized yield          6.99%         -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.90 over the past month, $9.86 over the past six months and $9.97 over the past year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Bonds traded in a narrow range in
the summer months - reflecting
confusion over the direction of
interest rates - contrasting
sharply with early 1996 when bond
markets were rattled by
stronger-than-expected
economic statistics. For the 12
months ended August 31, 1996,
the Lehman Brothers Aggregate
Bond Index returned 4.11%. Even
though in January the Federal
Reserve Board lowered its target for
the federal funds rate - the rate
banks charge each other on
overnight loans - from 5.50% to
5.25%, the move largely was
taken into account by the bond
market. Surprisingly robust
employment reports in March
reversed market sentiment,
causing the yield on the 30-year
Treasury bond to rise to over 7%
- a level not seen in over a year.
By June, however, soothing
comments from Federal Reserve
Board Chairman Alan Greenspan
helped ease the market's fears of
Fed interest-rate increases, and
the 30-year yield dropped back
below 7%. Although
investment-grade
mortgage-backed securities
participated in the overall
downturn in bond prices, they
have performed well in 1996
relative to other investment-grade
securities, as prepayment fears
eased in the face of a rising
mortgage-rate environment. To
illustrate, the Salomon Brothers
Mortgage Index returned 5.04%
during the period.
An interview with Kevin Grant, Portfolio Manager of Spartan Ginnie Mae Fund
Q. HOW HAS THE FUND PERFORMED, KEVIN?
A. For the 12 months ended August 31, 1996, the fund had a total return of 4.66%. That beat the 3.79% return of the GNMA funds average tracked by Lipper Analytical Services over the same period. The Salomon Brothers GNMA Index returned 5.28% over the 12 months.
Q. WHAT HELPED THE FUND PERFORM BETTER THAN THE LIPPER AVERAGE?
A. I believe many competitors had positioned their portfolios to be more sensitive to interest rate changes than I had. When interest rates rose - and bond prices fell - in the first part of 1996, their funds were more adversely affected. I believe other managers had structured their funds fairly aggressively because market sentiment reflected a belief that the Federal Reserve Board was going to continue the trend of interest-rate reductions it had pursued through much of last year. Beginning in February, however, statistics came out indicating the economy was much stronger than expected. Market sentiment shifted rapidly, turning to an expectation that the Fed would increase short-term rates. As a result, interest rates went up, and those funds that were positioned aggressively to benefit from interest rate declines suffered. For my part, I have been consistent in keeping the fund's duration - or interest-rate sensitivity - neutral. That is, I don't structure the fund in anticipation of interest rate moves. Instead, I seek to match the interest-rate risk profile of the Ginnie Mae market by keeping the fund's duration in line with that of the Salomon Brothers GNMA Index.
Q. HAVE YOU TARGETED ANY PARTICULAR SECURITIES OVER THE PAST SIX MONTHS?
A. I have, and one particular area was 15-year Ginnie Maes selling at deep discounts. Fifteen-year discount mortgages have very little prepayment risk, and have about the same price risk as 30-year current-coupon mortgage-backed securities that have higher prepayment risk. Although I may be sacrificing some yield by choosing the 15-year over the 30-year mortgages, I found the 30-year issues to be overvalued. When the interest-rate environment changes, 15-year discounts should be poised for better price performance than 30-year mortgages.
Q. KEVIN, WE UNDERSTAND THAT THE FUND WILL UNDERGO SOME POLICY CHANGES . .
 .
A. That's right. The fund will limit its investments to mortgage securities issued by the Government National Mortgage Association (Ginnie Mae), other U.S. government securities and U.S. government-related securities such as futures contracts, repurchase agreements for U.S. government securities and custodial receipts. Previously, the fund could invest up to 35% in non-U.S. government securities; however, the fund will not be affected by this change because only Ginnie Maes and other U.S. government and related securities have been included in the portfolio for some time now.
Q. WHAT'S YOUR OUTLOOK?
A. The past few months have been characterized by relatively low volatility in the bond markets in general, and that could be a window on what we'll see over the next six months. New mortgages currently are being offered at around 8%, but the average coupon in the mortgage market is about 7.5%. As a result, there is very little prepayment risk, and mortgages are selling at a discount. There doesn't appear to be any excessive speculation in the market, and no sectors appear to be abnormally cheap or expensive. An increase in volatility could create opportunities for value-oriented investment strategies, but it could be that we've entered a long stretch characterized by less volatility.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: to increase the value
of the fund's shares by
investing mainly in the stocks
of North American
companies that are expected
to benefit from exporting
goods and services
START DATE: October 4, 1994
SIZE: as of August 31, 1996,
more than $267 million
MANAGER: Arieh Coll, since
October 1994; manager,
Fidelity Select Brokerage and
Investment Management
Portfolio, 1993-1995;
Fidelity Select Software and
Computer Services Portfolio,
1991-1994; Fidelity Select
Technology Portfolio,
1992-1993; joined Fidelity in
1989
(checkmark)
ARIEH COLL ON HIS INVESTING
PHILOSOPHY:
"I have several personal rules
of investing that I try to
remember each time I buy
and sell a stock. They include:
(solid bullet) DON'T LOSE MONEY. It's as important, if not more important, to limit losses as it is to secure gains. Substantial losses often prove difficult to make up.
(solid bullet)  INVEST WITHIN MY CIRCLE OF
COMPETENCE. If I don't feel
completely comfortable with
an investment, I stay away.
(solid bullet) STAY FOCUSED. I try to avoid distractions that interfere with my research. The reality is that the more time one spends doing basic research, the more great companies one will likely uncover.
(solid bullet)  BE PATIENT. It may seem
obvious to me that a
company's stock is
undervalued, but sometimes it
takes a while for the stock
market to agree and push up
the price.
(solid bullet) INVEST WITH CONVICTION. If I really like a company, I try to buy a lot of its stock. Great investment ideas don't pop up every day.
INVESTMENT CHANGES


COUPON DISTRIBUTION AS OF AUGUST 31, 1996
               % OF FUND'S    % OF FUND'S INVESTMENTS
               INVESTMENTS    6 MONTHS AGO

 5 -  5.99%     0.0            0.5

 6 -  6.99%     26.8           20.9

 7 -  7.99%     25.9           23.7

 8 -  8.99%     24.6           29.9

 9 -  9.99%     9.6            10.8

10 - 10.99%     3.5            3.0

11% and over    2.1            2.4

COUPON DISTRIBUTION SHOWS THE RANGE OF STATED INTEREST RATES ON THE FUND'S INVESTMENTS, EXCLUDING REPURCHASE AGREEMENTS.
AVERAGE YEARS TO MATURITY AS OF AUGUST 31, 1996
               6 MONTHS AGO

Years    6.9    4.9

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF AUGUST 31, 1996
               6 MONTHS AGO

Years    4.6    3.4

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE. EFFECTIVE JUNE, 1996, THE MODEL USED TO CALCULATE DURATIONS MAY HAVE BEEN SLIGHTLY MODIFIED IN ORDER TO FURTHER REFINE THIS INFORMATION. THESE CHANGES IN METHODOLOGY MAY PRODUCE ADJUSTMENTS IN HISTORICAL DURATION FIGURES.
ASSET ALLOCATION
AS OF AUGUST 31, 1996 AS OF FEBRUARY 29, 1996
Row: 1, Col: 1, Value: 7.5
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 46.0
Row: 1, Col: 5, Value: 46.5
Mortgage-backed
securities ** 91.2%
Short-term
investments 8.8%
GNMA SECURITIES - 73.2%
Mortgage-backed
securities * 92.5%
Short-term
investments 7.5%
GNMA SECURITIES - 78.9%
Row: 1, Col: 1, Value: 8.800000000000001
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 45.2
Row: 1, Col: 5, Value: 46.0
*
**
INVESTMENTS AUGUST 31, 1996

Showing Percentage of Total Value of Investment in Securities


U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES - 92.5%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
FEDERAL HOME LOAN MORTGAGE CORP. - 6.1%
6 1/2%, 12/1/23 to 1/1/24 $ 9,176,158 $ 8,542,457
8 1/2%, 10/1/18 to 2/1/19   25,642  26,400
9%, 7/1/08 to 7/1/21   4,735,199  4,934,280
9 3/4%, 12/1/08 to 4/1/13   439,457  466,509
10%, 1/1/09 to 11/1/20   5,914,069  6,400,388
10 1/4%, 8/1/10 to 11/1/16  997,659  1,077,456
10 1/2%, 1/1/16 to 12/1/20   3,642,291  3,988,949
11 1/4%, 9/1/13  166,745  184,430
12%, 5/1/10 to 2/1/17  587,111  666,750
12 1/2%, 11/1/12 to 5/1/15  1,157,087  1,332,581
13%, 11/1/12 to 5/1/14  282,103  329,307
13 1/2%, 1/1/13 to 12/1/14  123,457  146,200
  28,095,707
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 7.5%
6 1/2%, 1/1/24 to 2/1/26  34,414,262  31,839,706
11%, 8/1/10  585,099  648,471
12 1/4%, 6/1/15  8,511  9,640
12 1/2%, 11/1/13 to 5/1/21  1,355,428  1,556,496
13 1/4%, 9/1/11  480,416  561,933
  34,616,246
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 78.9%
6%, 9/15/08 to 4/15/26  62,049,379  58,660,091
6 1/2%, 11/15/23 to 5/15/26  25,982,544  23,927,511
7%, 1/15/08 to 8/15/26  67,716,420  64,639,480
7 1/2%, 1/15/23 to 11/15/25   55,446,488  54,344,975
8%, 1/15/02 to 6/15/26  71,925,395  72,405,943
8 1/2%, 1/15/17 to 5/15/26  39,250,485  40,568,958
9%, 12/15/04 to 6/15/26  16,388,276  17,128,980
9 1/2%, 3/15/01 to 1/15/23  19,965,624  21,493,602
10 1/2%, 9/15/00 to 10/15/18  4,099,114  4,524,637
11%, 3/15/10 to 2/15/25  937,112  1,046,417
11 1/2%, 7/15/11 to 12/15/15  1,469,783  1,664,217
12%, 12/15/12 to 1/15/15  758,390  874,239
12 1/2%, 9/15/14  49,945  58,406
13%, 9/15/13 to 1/15/15  504,686  596,317
  361,933,773
TOTAL U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES
(Cost $423,625,904)  424,645,726
REPURCHASE AGREEMENTS - 7.5%
 MATURITY VALUE
 AMOUNT (NOTE 1)
Investments in repurchase agreements
(U.S. Treasury obligations) in a joint
trading account at 5.25%, dated
8/30/96 due 9/3/96  $ 34,364,034 $34,344,000
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $457,969,904)  $ 458,989,726
INCOME TAX INFORMATION
At August 31, 1996, the aggregate cost of investment securities for income tax purposes was $465,841,566. Net unrealized depreciation aggregated $6,851,840, of which $2,815,273 related to appreciated investment securities and $9,667,113 related to depreciated investment securities.
At August 31, 1996, the fund had a capital loss carryforward of approximately $16,611,000 of which $15,877,000 and $734,000 will expire on August 31, 2003 and 2004, respectively.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 AUGUST 31, 1996

ASSETS

Investment in securities, at value (including repurchase                  $ 458,989,726
agreements of $34,344,000) (cost $457,969,904) -
See accompanying schedule

Receivable for investments sold                                            7,635,883

Interest receivable                                                        2,706,526

 TOTAL ASSETS                                                              469,332,135

LIABILITIES

Payable to custodian bank                                   $ 22,088

Payable for investments purchased                            33,733,974

Payable for fund shares redeemed                             267,077

Distributions payable                                        517,860

Accrued management fee                                       241,385

 TOTAL LIABILITIES                                                         34,782,384

NET ASSETS                                                                $ 434,549,751

Net Assets consist of:

Paid in capital                                                           $ 459,681,196

Distributions in excess of net investment income                           (1,669,986)

Accumulated undistributed net realized gain (loss)                         (24,481,281)
on investments

Net unrealized appreciation (depreciation) on                              1,019,822
investments

NET ASSETS, for 44,443,977 shares outstanding                             $ 434,549,751

NET ASSET VALUE, offering price and redemption price                       $9.78
per share ($434,549,751 (divided by) 44,443,977 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED AUGUST 31, 1996

INVESTMENT INCOME                                                        $ 32,265,284
Interest

EXPENSES

Management fee                                             $ 2,834,108

Non-interested trustees' compensation                       1,811

 Total expenses before reductions                           2,835,919

 Expense reductions                                         (112,648)     2,723,271

NET INVESTMENT INCOME                                                     29,542,013

REALIZED AND UNREALIZED GAIN (LOSS)                                       2,511,311
Net realized gain (loss) on investment securities

Change in net unrealized appreciation (depreciation) on                   (12,599,928)
investment securities

NET GAIN (LOSS)                                                           (10,088,617)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                          $ 19,453,396
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                            YEAR ENDED       YEAR ENDED
                                                            AUGUST 31,       AUGUST 31,
                                                            1996             1995

INCREASE (DECREASE) IN NET ASSETS

Operations                                                  $ 29,542,013     $ 27,978,635
Net investment income

 Net realized gain (loss)                                    2,511,311        (3,361,454)

 Change in net unrealized appreciation (depreciation)        (12,599,928)     15,797,087

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING             19,453,396       40,414,268
FROM OPERATIONS

Distributions to shareholders from net investment income     (28,367,652)     (28,060,611)

Share transactions                                           118,277,319      101,131,175
Net proceeds from sales of shares

 Reinvestment of distributions                               21,612,101       20,761,254

 Cost of shares redeemed                                     (116,062,214)    (115,626,833)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING             23,827,206       6,265,596
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                    14,912,950       18,619,253

NET ASSETS

 Beginning of period                                         419,636,801      401,017,548

 End of period (including distributions in excess of net    $ 434,549,751    $ 419,636,801
investment income of $1,669,986 and $1,194,761,
respectively)

OTHER INFORMATION
Shares

 Sold                                                        11,835,639       10,429,984

 Issued in reinvestment of distributions                     2,168,538        2,153,968

 Redeemed                                                    (11,645,992)     (12,104,724)

 Net increase (decrease)                                     2,358,185        479,228


FINANCIAL HIGHLIGHTS

                                    YEARS ENDED AUGUST 31,

                                    1996                     1995        1994 C      1993        1992

SELECTED PER-SHARE DATA

Net asset value, beginning          $ 9.970                  $ 9.640     $ 10.270    $ 10.400    $ 10.160
of period

Income from Investment               .639                     .690        .332        .800        .832
Operations
Net investment income

 Net realized and unrealized         (.181)                   .347        (.359)      (.050)      .236
 gain (loss)

 Total from investment               .458                     1.037       (.027)      .750        1.068
 operations

Less Distributions

 From net investment income          (.648)                   (.707)      (.533)      (.640)      (.808)

 From net realized gain              -                        -           -           (.240)      (.020)

 In excess of net realized gain      -                        -           (.070)      -           -

 Total distributions                 (.648)                   (.707)      (.603)      (.880)      (.828)

Net asset value, end of period      $ 9.780                  $ 9.970     $ 9.640     $ 10.270    $ 10.400

TOTAL RETURN A, B                    4.67%                    11.28%      (.25)       7.61%       10.86%
                                                                         %

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period           $ 434,550                $ 419,637   $ 401,018   $ 683,904   $ 837,588
(000 omitted)

Ratio of expenses to average         .63%                     .65%        .65%        .41%        .17%
net assets                          D                                                D           D

Ratio of expenses to average net     .62%                     .65%        .65%        .41%        .17%
assets after expense                E
reductions

Ratio of net investment income       6.77%                    7.30%       7.36%       7.63%       8.09%
to average net assets

Portfolio turnover rate              115%                     229%        285%        241%        168%


H THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
I TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE.
J EFFECTIVE SEPTEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
K FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
L FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
NOTES TO FINANCIAL STATEMENTS
For the period ended August 31, 1996




1. SIGNIFICANT ACCOUNTING POLICIES.
Spartan Ginnie Mae Fund (the fund) is a fund of Fidelity Union Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Short-term securities maturing within sixty days of their purchase date are valued either at amortized cost or original cost plus accrued interest, both of which approximate current value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Interest income is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
DELAYED DELIVERY TRANSACTIONS. The fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of long-term U.S. government and government agency obligations aggregated $513,808,531 and $494,413,769 respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of
 .65% of the fund's average net assets.
FMR also bears the cost of providing shareholder services to the fund. To offset the cost of providing these services, FMR or its affiliates collect certain transaction fees from the fund's shareholders which amounted to $8,819 for the period.
5. EXPENSE REDUCTIONS.
FMR agreed to reimburse a portion of the fund's expenses. For the period, the reimbursement reduced expenses by $87,987.
In addition, FMR has entered into arrangements on behalf of the fund with the fund's custodian and transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses. During the period, the fund's expenses were reduced by $24,661 under these arrangements.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Union Street Trust and the Shareholders of Spartan Ginnie Mae Fund:
We have audited the accompanying statements of assets and liabilities of Fidelity Union Street Trust: Spartan Ginnie Mae Fund, including the schedule of portfolio investments, as of August 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Union Street Trust: Spartan Ginnie Mae Fund as of August 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
/s/COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
October 4, 1996
DISTRIBUTIONS


A total of .03% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
The fund will notify shareholders in January 1997 of the applicable percentage for use in preparing 1996 income tax returns.
TO CALL FIDELITY


FOR FUND INFORMATION AND QUOTES
The Fidelity Telephone Connection offers you special automated telephone services for quotes and balances. The services are easy to use, confidential and quick. All you need is a Touch Tone telephone.
YOUR PERSONAL IDENTIFICATION NUMBER
(PIN)
The first time you call one of our automated telephone services, we'll ask you to set up your Personal Identification
Number (PIN). The PIN assures that
only you have automated telephone
access to your account information.
Please have your Customer Number
(T-account #) handy when you call -
you'll need it to establish your PIN. If you would ever like to change your PIN, just choose the "Change your Personal
Identification Number" option when
you call. If you forget your PIN, please call a Fidelity representative at 1-800-
544-6666 for assistance.




(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC
(PHONE_GRAPHIC)MUTUAL FUND QUOTES*
1-800-544-8544
Just make a selection from this record-ed menu:
PRESS
 For quotes on funds you own.
1.
 For an individual fund quote.
2.
 For the ten most frequently
requested Fidelity fund quotes.
3.
 For quotes on Fidelity Select
Portfolios(registered trademark).
4.
 To change your Personal
Identification Number (PIN).
5.
 To speak with a Fidelity
representative.
6.
(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC
(PHONE_GRAPHIC)MUTUAL FUND ACCOUNT
BALANCES 1-800-544-7544
Just make a selection from this record-
ed menu:
PRESS
 For balances on funds you own.
1.
 For your most recent fund activity
(purchases, redemptions, and
dividends).
2.
 To change your Personal
Identification Number (PIN).
3.
 To speak with a Fidelity
representative.
4.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL
VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT
YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO
ASSURANCE THAT
MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN
A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.
TOTAL
RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS
AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
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(LETTER_GRAPHIC)(LETTER_GRAPHIC)FOR RETIREMENT
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P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
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Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
Fred L. Henning Jr., Vice President
Kevin Grant, Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
William O. McCoy
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Co.
Boston, MA
CUSTODIAN
The Bank of New York
New York, NY
* INDEPENDENT TRUSTEES
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AGGRESSIVE MUNICIPAL
FUND
ANNUAL REPORT
AUGUST 31, 1996
CONTENTS


PRESIDENT'S MESSAGE      3    Ned Johnson on investing
                              strategies.

PERFORMANCE              4    How the fund has done over time.

FUND TALK                7    The manager's review of fund
                              performance, strategy and outlook.

INVESTMENT CHANGES       10   A summary of major shifts in the
                              fund's investments over the past six
                              months.

INVESTMENTS              11   A complete list of the fund's
                              investments with their market
                              values.

FINANCIAL STATEMENTS     21   Statements of assets and liabilities,
                              operations, and changes in net
                              assets,
                              as well as financial highlights.

NOTES                    25   Notes to the financial statements.

REPORT OF INDEPENDENT    28   The auditors' opinion.
ACCOUNTANTS


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.
PRESIDENT'S MESSAGE


DEAR SHAREHOLDER:
Although stocks have managed to post solid returns through the first eight months of 1996, signs of strength in the economy have led to inflation fears, causing some uncertainty in both the stock and bond markets so far this year. In 1995, both stock and bond markets posted strong results, while the year before, stocks posted below-average returns and bonds had one of the worst years in history.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
Keeping in mind that the effects of interest rate changes on your bond investments will only be "paper" gains or losses unless you sell your shares, staying in your bond fund may be appropriate if your investment horizon is at least a year or more. The longer your investing time frame, the more likely it is that you will retain your principal investment through both up and down markets. For example, a 10-year time frame, such as saving for a college education, enables you to weather these ups and downs in a long-term fund, which has higher potential returns. An intermediate-length fund could be appropriate if your investment horizon is two to four years, and a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government.
No matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
If you have any questions, please call us at 1-800-544-8888. We stand ready to provide the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in share price, reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells bonds that have grown in value), and the effect of the $5 account closeout fee on an average sized account. You can also look at the fund's income to measure performance. If Fidelity had not reimbursed certain fund expenses during the periods shown, the total returns and dividends would have been lower. CUMULATIVE TOTAL RETURNS
PERIODS ENDED AUGUST 31, 1996                   PAST 1   LIFE OF
                                                YEAR     FUND

Spartan Aggressive Municipal                    5.47%    21.03%

Lehman Brothers Municipal Bond Index            5.24%    n/a

High Yield Municipal Debt Funds Average         5.43%    n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on April 29, 1993. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Municipal Bond Index, which is a total return performance benchmark for investment-grade municipal bonds with maturities of at least one year. To measure how the fund's performance stacked up against its peers, you can compare it to the high yield municipal debt funds average which reflects the performance of 43 mutual funds with similar objectives tracked by Lipper Analytical Services, Inc., over the past 12 months. Both benchmarks include reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED AUGUST 31, 1996             PAST 1   LIFE OF
                                          YEAR     FUND

Spartan Aggressive Municipal              5.47%    5.87%

Lehman Brothers Municipal Bond Index      5.24%    n/a

High Yield Municipal Debt Funds Average   5.43%    n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19960831 19960916 090330 S00000000000001
             Spartan Aggressive Muni          Lehman Brothers Muni
             00442                            LB015
  1993/04/30       10000.00                        10000.00
  1993/05/31       10111.64                        10056.20
  1993/06/30       10292.54                        10224.04
  1993/07/31       10315.66                        10237.43
  1993/08/31       10551.38                        10450.57
  1993/09/30       10724.42                        10569.61
  1993/10/31       10748.11                        10590.01
  1993/11/30       10656.39                        10496.71
  1993/12/31       10896.03                        10718.29
  1994/01/31       11021.66                        10840.70
  1994/02/28       10776.70                        10559.92
  1994/03/31       10253.20                        10129.92
  1994/04/30       10327.49                        10215.82
  1994/05/31       10413.95                        10304.40
  1994/06/30       10368.71                        10241.44
  1994/07/31       10562.24                        10429.16
  1994/08/31       10616.12                        10465.25
  1994/09/30       10464.18                        10311.62
  1994/10/31       10258.74                        10128.48
  1994/11/30        9996.55                         9945.36
  1994/12/31       10230.34                        10164.26
  1995/01/31       10543.13                        10454.75
  1995/02/28       10850.76                        10758.77
  1995/03/31       10986.30                        10882.39
  1995/04/30       11008.24                        10895.23
  1995/05/31       11360.11                        11242.90
  1995/06/30       11267.35                        11145.09
  1995/07/31       11313.54                        11250.74
  1995/08/31       11461.77                        11393.40
  1995/09/30       11562.09                        11465.52
  1995/10/31       11734.99                        11632.23
  1995/11/30       11940.58                        11825.21
  1995/12/31       12044.42                        11938.85
  1996/01/31       12125.88                        12028.99
  1996/02/29       12083.74                        11947.79
  1996/03/31       11867.24                        11795.10
  1996/04/30       11839.46                        11761.72
  1996/05/31       11824.66                        11757.02
  1996/06/30       11952.82                        11885.05
  1996/07/31       12070.24                        11993.20
  1996/08/31       12089.93                        11990.33
IMATRL PRASUN   SHR__CHT 19960831 19960916 090336 R00000000000123

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Spartan Aggressive Municipal Fund on April 30, 1993, shortly after the fund started. As the chart shows, by August 31, 1996, the value of the investment would have grown to $12,090 - a 20.90% increase on the initial investment. This assumes the fund was still owned on August 31, 1996 and therefore does not include the effect of the $5 account closeout fee on an average sized account. For comparison, look at how the Lehman Brothers Municipal Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $11,990 - a 19.90% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return, and yield
of a fund that invests in
bonds will vary. That means if
you sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)
TOTAL RETURN COMPONENTS
                                           APRIL 29, 1993
                                           (COMMENCEMEN
      YEARS ENDED AUGUST 31,               T OF OPERATIONS)
       1996 1995 1994                      TO AUGUST 31,
                                           1993

Dividend return               5.78%    6.54%   5.84%    2.14%

Capital appreciation return   -0.31%   1.42%   -5.24%   3.49%

Total return                  5.47%    7.96%   0.60%    5.63%

DIVIDEND returns and capital appreciation returns are both part of a bond fund's total return. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or gains are reinvested. Capital appreciation and total returns include the effect of the $5 account closeout fee on an average sized account.
DIVIDENDS AND YIELD
PERIODS ENDED AUGUST 31, 1996       PAST          PAST 6         PAST 1
                                    MONTH         MONTHS         YEAR

Dividends per share                 4.62(cents)   28.17(cents)   56.64(cents)

Annualized dividend rate            5.44%         5.64%          5.66%

30-day annualized yield             5.53%         -              -

30-day annualized tax-equivalent    8.64%         -              -
yield

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.00 over the past month, $9.90 over the past six months and $10.01 over the past year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 36% tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Increased demand for municipal
bonds in the face of continued
low supply allowed municipal
bonds to outperform taxable debt
securities during the 12 months
ended August 31, 1996. While
the bond market in general has
been on a slow slide throughout
much of 1996, municipals have
held their ground better than
most. For the past 12 months, the
Lehman Brothers Municipal Bond
Index - a broad measure of the
municipal bond market - had a
total return of 5.24%. In
comparison, the Lehman
Brothers Aggregate Bond Index
- a proxy for investment-grade
taxable bonds - had a total
return of 4.11%. Factors that
helped munis outperform
included a lack of supply of new
issues, strong demand for
municipal bonds from insurance
companies and the diminishing
likelihood of significant tax reform
in the near future. Like most
domestic bonds, munis were hurt
by stronger-than-expected signs
of strength in the economy earlier
in 1996. Nevertheless, the market
conditions that supported the
muni market prevailed to the
point that munis ended the period
trading at expensive levels
relative to their taxable
counterparts.
An interview with Tanya Roy, Portfolio Manager of Spartan Aggressive Municipal Fund
Q. HOW DID THE FUND PERFORM, TANYA?
A. The fund had a total return of 5.47% for the 12-month period ended August 31, 1996. By comparison, the high-yield municipal debt fund's average returned 5.43% for the same time period, according to Lipper Analytical Services. In addition, the Lehman Brothers Municipal Bond Index returned 5.24% for the past year.
Q. HOW WOULD YOU DESCRIBE THE INVESTING ENVIRONMENT DURING THE PAST SIX
MONTHS?
A. During the period, yields on municipals rose, on average, about 40 to 45 basis points. If you look at the performance of municipals versus Treasuries for the same time period - which is a popular comparison - municipals outperformed Treasuries by a healthy margin. There are a couple of reasons for this. One is that, from a technical standpoint, there was a relatively moderate supply of municipal bonds coming to market and healthy demand from insurance companies and retail investors to absorb the new supply. Another is the absence of concern about tax reform, which had hindered the performance of municipals for a good part of 1995.
Q. WHY DID HIGH-YIELD MUNICIPALS OUTPERFORM INVESTMENT-GRADE MUNICIPALS DURING THE PERIOD?
A. New issuance was fairly light, not only for the municipal market as a whole, but also specifically in the high-yield sector, forcing available high-yield bonds to be bid up. In addition, a number of sectors that are well represented in the high-yield universe, such as health care, have performed well due to improving financial and operational results.
Q. WHERE DID YOU FIND INVESTMENT OPPORTUNITIES DURING THE PAST SIX MONTHS?
A. In the health care industry, hospitals have been good performers, with spreads remaining tight and the supply very low compared to what it has been in the past. There's been a lot of consolidation in the hospital sector, and there continues to be a fair amount of debate in the market about the prognosis for the health care sector. Interestingly, the volatility in the market has created opportunity for the fund. For example, in one situation the fund benefited when the bonds of a hospital it owned were tendered - or bought back by the issuer - at a favorable price. Health care remained one of the largest sector holdings in the fund at the end of the period.
Q. WHICH INVESTMENTS PROVED DISAPPOINTING?
A. The fund's performance was hurt by its interest in the Ford Heights, Illinois, incinerator project. In March, the governor of Illinois signed a bill that repealed a tax subsidy supporting three incinerator projects in the state, including Ford Heights. Ford Heights later entered bankruptcy proceedings. Though the fund no longer holds the bonds, the position did hurt the fund's performance.
Q. TANYA, WE UNDERSTAND THERE HAS BEEN A CHANGE TO THE FUND'S INVESTMENT POLICIES . . .
A. That's right. As of June 24, 1996, the fund changed some of its debt quality policies. The fund is no longer required to invest 65% of its holdings in securities equivalent in quality to those rated A or below. This change allows me more flexibility to invest in higher-quality securities if I believe the return potential of lower-quality securities is not commensurate with the risk. The fund was introduced in 1993, but the Tax Act of 1986 significantly reduced the supply of lower-quality municipal bonds by preventing or reducing the ability of certain issuers or sectors of the market to issue tax-exempt bonds. For a while, a substantial supply of these kinds of bonds was available in the secondary market, but now that is no longer the case. While the fund will still invest in lower-quality securities, it is no longer required to do so to such a large extent.
Q. WHAT'S YOUR OUTLOOK FOR THE NEXT SIX MONTHS?
A. The performance of the municipal market should continue to be influenced by light supply. That said, it is difficult to see municipals outperforming Treasuries much more than they already have so far this year. Although high-yield issuance has been lighter than I would like, I expect to continue to invest in attractive high-yield opportunities for shareholders. THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: to increase the value
of the fund's shares by
investing mainly in the stocks
of North American
companies that are expected
to benefit from exporting
goods and services
START DATE: October 4, 1994
SIZE: as of August 31, 1996,
more than $267 million
MANAGER: Arieh Coll, since
October 1994; manager,
Fidelity Select Brokerage and
Investment Management
Portfolio, 1993-1995;
Fidelity Select Software and
Computer Services Portfolio,
1991-1994; Fidelity Select
Technology Portfolio,
1992-1993; joined Fidelity in
1989
(checkmark)
ARIEH COLL ON HIS INVESTING
PHILOSOPHY:
"I have several personal rules
of investing that I try to
remember each time I buy
and sell a stock. They include:
(solid bullet) DON'T LOSE MONEY. It's as important, if not more important, to limit losses as it is to secure gains. Substantial losses often prove difficult to make up.
(solid bullet)  INVEST WITHIN MY CIRCLE OF
COMPETENCE. If I don't feel
completely comfortable with
an investment, I stay away.
(solid bullet) STAY FOCUSED. I try to avoid distractions that interfere with my research. The reality is that the more time one spends doing basic research, the more great companies one will likely uncover.
(solid bullet)  BE PATIENT. It may seem
obvious to me that a
company's stock is
undervalued, but sometimes it
takes a while for the stock
market to agree and push up
the price.
(solid bullet) INVEST WITH CONVICTION. If I really like a company, I try to buy a lot of its stock. Great investment ideas don't pop up every day.
INVESTMENT CHANGES


TOP FIVE STATES AS OF AUGUST 31, 1996
               % OF FUND'S   % OF FUND'S
               INVESTMENTS   INVESTMENTS
                             IN THESE STATES
                             6 MONTHS AGO

New York       10.9          8.7

California     9.9           12.7

Michigan       6.9           9.2

Pennsylvania   6.7           6.2

Texas          4.6           3.1

TOP FIVE SECTORS AS OF AUGUST 31, 1996
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       IN THESE SECTORS
                                       6 MONTHS AGO

Industrial Development   23.0          17.8

Electric Revenue         21.1          15.9

General Obligation       18.1          16.6

Health Care              14.3          15.8

Special Tax              6.7           7.7

AVERAGE YEARS TO MATURITY AS OF AUGUST 31, 1996
               6 MONTHS AGO

Years   15.0   14.7

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL THE PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF AUGUST 31, 1996
               6 MONTHS AGO

Years    7.1    7.2

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE. EFFECTIVE JUNE, 1996, THE MODEL USED TO CALCULATE DURATIONS MAY HAVE BEEN SLIGHTLY MODIFIED IN ORDER TO FURTHER REFINE THIS INFORMATION. THESE CHANGES IN METHODOLOGY MAY PRODUCE ADJUSTMENTS IN HISTORICAL DURATION FIGURES. QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF AUGUST 31, 1996 AS OF FEBRUARY 29, 1996
11
Aaa 28.5%
Aa, A 18.6%
Baa 21.2%
Ba or B 10.2%
Non-rated 15.7%
Short-term
investments 5.8%
Aaa 26.8%
Aa, A 20.3%
Baa 18.5%
Ba or B 10.3%
Non-rated 18.3%
Short-term
investments 5.8%
Row: 1, Col: 1, Value: 5.8
Row: 1, Col: 2, Value: 15.7
Row: 1, Col: 3, Value: 10.2
Row: 1, Col: 4, Value: 21.2
Row: 1, Col: 5, Value: 18.6
Row: 1, Col: 6, Value: 28.5
Row: 1, Col: 1, Value: 5.8
Row: 1, Col: 2, Value: 18.3
Row: 1, Col: 3, Value: 10.3
Row: 1, Col: 4, Value: 18.5
Row: 1, Col: 5, Value: 20.3
Row: 1, Col: 6, Value: 26.8
SHOWN AS A PERCENTAGE OF THE FUND'S INVESTMENTS. WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. UNRATED DEBT SECURITIES THAT ARE EQUIVALENT TO BA AND BELOW ACCOUNTED FOR 15.7% AND 16.5% OF THE FUND'S INVESTMENTS ON AUGUST 31, 1996 AND FEBRUARY 29, 1996, RESPECTIVELY. INVESTMENTS AUGUST 31, 1996

Showing Percentage of Total Value of Investment in Securities


MUNICIPAL BONDS - 94.2%
 MOODY'S PRINCIPAL
 RATINGS  AMOUNT
ALABAMA - 0.6%
Mobile Wtr. & Swr. Commissioners Wtr. & Swr.
Rev. Rfdg. 6.50% 1/1/09  A $ 500,000 $ 533,750
ARIZONA - 1.7%
Arizona Trans. Board Excise Tax Rev. (Maricopa
County Regional Area Road-B Proj.)
6% 7/1/03 (AMBAC Insured)  Aaa  500,000  530,000
Navajo County Ind. Dev. Auth. (Stone Container
Corp. Proj.) 7.40% 4/1/26 (c)  -  1,000,000  1,015,000
  1,545,000
CALIFORNIA - 9.9%
California Pub. Works Board Lease Rev.
(Various California State Univ. Projs.)
Series B, 5.55% 6/6/10  A1  1,000,000  978,750
La Quinta Redev. Agcy. Tax Allocation Rfdg.
(Redev. Proj. Area #1) 7.30% 9/1/12
(MBIA Insured)  Aaa  470,000  551,663
Madera County Ctfs. of Prtn. (Valley Children's
Hosp.) 6.25% 3/15/05 (MBIA Insured)  Aaa  1,000,000  1,071,250
Riverside County Ctfs. of Prtn. (Air Force Village
West, Inc.) Series A, 8.125% 6/15/12  -  500,000  523,750
Sacramento Cogeneration Auth. Cogeneration
Proj. Rev. (Procter & Gamble Proj.)
6.50% 7/1/14  BBB-  500,000  508,125
Sacramento Pwr. Auth. Cogeneration Proj. Rev.
6.50% 7/1/07  BBB-  1,000,000  1,040,000
Santa Clara County Fin. Auth. Lease Rev.
(VMC Replacement Proj.) Series A,
7.75% 11/15/08 (AMBAC Insured)  Aaa  1,000,000  1,208,750
Santa Margarita/Dana Point Auth. Rev.
(Impt. Dists. 1-2-2A & 8) Series A,
7.25% 8/1/10 (MBIA Insured)  Aaa  1,045,000  1,216,119
South Orange County Pub. Fin. Auth. Spl.
Tax Rev. (Foothill Area) Series C,
8% 8/15/08 (FGIC Insured)  Aaa  500,000  613,750
Tri-City Hosp. Dist. Rev. Rfdg. Series B,
5.375% 2/15/07 (MBIA Insured) (d)  Aaa  1,000,000  986,250
Upland Ctfs. of Prtn. (San Antonio Commty.
Hosp.) 5.25% 1/1/08  A  500,000  471,875
  9,170,282
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL
 RATINGS  AMOUNT
COLORADO - 1.8%
Colorado Health Facs. Auth. Rev. Rfdg.
(Rocky Mountain Adventist):
 6.625% 2/1/13  Baa $ 500,000 $ 505,000
  6.625% 2/1/22  Baa  500,000  501,875
Colorado Springs Arpt. Rev. (Cap. Appreciation)
Series C, 0% 1/1/06  BBB+  250,000  140,000
Denver City & County Arpt. Rev. Series A (c):
6.60% 11/15/97   Baa  250,000  255,625
 6.90% 11/15/98   Baa  250,000  260,625
  1,663,125
CONNECTICUT - 3.0%
Connecticut Health & Ed. Facs. Auth. Rev.:
Rfdg. (Quinnipiac College) Series D,
 6% 7/1/13  BBB-  1,000,000  942,500
 (New Britain Mem. Hosp.) Series A,
 7.75% 7/1/22  BBB-  800,000  839,000
Connecticut Hsg. Fin. Auth. (Hsg. Mtg.
Fin. Prog.) Subseries B-1, 6.50% 5/15/18  Aa  200,000  203,750
Eastern Connecticut Resources Recovery Auth.
Solid Waste Rev. (Wheelabrator Lisbon Proj.)
Series A (c):
 5.50% 1/1/14   A-  500,000  455,000
  5.50% 1/1/20   A-  400,000  354,500
  2,794,750
DISTRICT OF COLUMBIA - 3.2%
District of Columbia Gen. Oblig. Rfdg.:
Series A:
 5.625% 6/1/02  Ba  200,000  198,000
  5.75% 6/1/03  Ba  180,000  178,425
 Series A-3, 5.60% 6/1/07   Ba  300,000  283,500
District of Columbia Redev. Land Agcy.
(Washington Sports Arena):
 4.85% 11/1/97  Baa  1,000,000  997,500
  5.625% 11/1/10  Baa  1,350,000  1,294,313
  2,951,738
FLORIDA - 2.2%
Broward County Resource Recovery Rev.
(SES Broward Co. LP South Proj.)
7.95% 12/1/08  A  1,000,000  1,096,250
Dade County Seaport Rfdg. 6.50% 10/1/08
(MBIA Insured)  Aaa  850,000  940,313
  2,036,563
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL
 RATINGS  AMOUNT
GEORGIA - 4.2%
Cobb County School Dist. Unltd. Tax:
5% 2/1/97  Aa1 $ 250,000 $ 251,450
 6% 2/1/02  Aa1  1,220,000  1,293,200
Georgia Muni. Elec. Pwr. Auth. Pwr. Rev. Rfdg.
Series Z, 5.50% 1/1/12  A  2,000,000  1,940,000
Savannah Econ. Dev. Auth. Ind. Dev. Rev.
(Stone Container Corp. Proj.)
7.40% 4/1/26 (c)  -  400,000  405,500
  3,890,150
ILLINOIS - 1.9%
Chicago O'Hare Int'l. Arpt. Rev. Rfdg. (2nd Lien)
(Gen. Arpt. Proj.) Series A, 6.375% 1/1/15
(MBIA Insured)  Aaa  200,000  206,750
Metropolitan Pier & Expo Auth. Dedicated
Tax Rev. (Cap. Appreciation)
(McCormick Place Expansion Proj.)
Series A, 0% 6/15/09 (FGIC Insured)  Aaa  1,000,000  473,750
Metropolitan Pier & Expo Auth. Rev. Rfdg.
(Cap. Appreciation) (McCormick Place
Expansion Proj.) Series A,
0% 6/15/08 (MBIA Insured)  Aaa  1,155,000  586,163
Round Lake Beach Tax Increment Rev. Rfdg.
7.50% 12/1/13  -  500,000  508,750
  1,775,413
INDIANA - 3.4%
Fishers Econ. Dev. Rev. 1st Mtg. (United Student
Funds, Inc.) 8.375% 9/1/14  -  1,500,000  1,556,250
Greensburg Ind. Econ. Dev. Rev. Rfdg.
(Kroger Co. Proj.) 7.25% 6/1/11  Ba1  1,000,000  1,043,750
Indiana Bond Bank Rev. (State Revolving Fund
Prog.) Series A, 7% 2/1/05  A  500,000  543,750
  3,143,750
KENTUCKY - 3.4%
Kenton County Arpt. Board Arpt. Spl. Facs. Rev.
(Delta Airlines Proj.) Series A,
7.125% 2/1/21 (c)  Baa3  2,000,000  2,077,500
Winchester Ind. Bldg. Rev. Rfdg. (Kroger Co.)
7.75% 7/1/12  Ba1  1,000,000  1,060,000
  3,137,500
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL
 RATINGS  AMOUNT
LOUISIANA - 1.3%
Hodge Util. Rev. (Stone Container Corp.)
9% 3/1/10 (c)  - $ 200,000 $ 215,750
Port New Orleans Ind. Dev. Rev. Rfdg.
(Continental Grain Co. Proj.) 7.50% 7/1/13  BB-  1,000,000  1,030,000
  1,245,750
MARYLAND - 1.3%
Baltimore County Poll. Cont. Rev. Rfdg.
(Bethlehem Steel Proj.) Series B, 7.50% 6/1/15  -  500,000  516,875
Maryland Energy Fing. Administration Ltd.
Oblig. Solid Waste Disp. Facs. Recycling
Rev. (Hagerstown Fiber Ltd. Partners 94)
9% 10/15/16  -  300,000  247,875
Maryland Health & Higher Edl. Facs.
Auth. Rev. Rfdg. (Howard County Gen. Hosp.)
5.50% 7/1/25  Baa1  500,000  430,625
  1,195,375
MASSACHUSETTS - 3.8%
Massachusetts Health & Edl. Facs. Auth.
1st Mtg. Rev. (Fairview Extended Care)
Series A, 10.25% 1/1/21  -  1,000,000  1,128,750
Massachusetts Ind. Fin. Agcy. Rev:
(Evergreen Ctr., Inc.) 9.25% 11/1/11  -  435,000  465,994
 (Massachusetts Biomedical Research)
 Series A-1, 7.10% 8/1/99  A1  400,000  417,000
 (Reeds Landing Proj.) 8.625% 10/1/23  -  500,000  530,625
Massachusetts Muni. Wholesale Elec. Co. Pwr.
Supply Sys. Rev.:
 Series A, 5.45% 7/1/18 (AMBAC Insured)  Aaa  500,000  459,375
  Series D, 6% 7/1/06  A  500,000  510,000
  3,511,744
MICHIGAN - 6.9%
Detroit Convention Facs. Rev. Rfdg. (Cobo Hall
Expansion Proj.) 5.25% 9/30/12  A  1,000,000  912,500
Flint Michigan Hosp. Bldg. Auth. Rev. Series A,
6% 7/1/06  Baa  500,000  476,875
Greater Detroit Resources Recovery Auth. Rev.
6.25% 12/13/06 (AMBAC Insured)  Aaa  1,000,000  1,068,750
Michigan Hosp. Fin. Auth. Rev. Rfdg.
(Pontiac Osteopathic Hosp.) 6% 2/1/24  Baa1  500,000  458,125
Michigan Pub. Pwr. Agcy. Rev. Rfdg.
(Belle River Proj.) Series B, 5% 1/1/19  A1  1,000,000  858,750
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL
 RATINGS  AMOUNT
MICHIGAN - CONTINUED
Michigan Strategic Fund Ltd. Oblig. Rev.
 (Great Lakes Pulp & Fiber Proj.)
10.25% 12/1/16 (c)  - $ 1,000,000 $ 766,250
Royal Oak Hosp. Fin. Auth. Rev. Rfdg.
(William Beaumont Hosp.) 6.25% 1/1/09  Aa  400,000  422,500
Tawas City Hosp. Fin. Auth. Hosp. Rev.
(Tawas St. Joseph Hosp. Proj.) Series A,
8.50% 3/15/12  -  400,000  412,000
Williamston Commty. School Dist. 6.25% 5/1/09
(MBIA Insured)  Aaa  1,000,000  1,060,000
  6,435,750
MINNESOTA - 0.6%
Western Minnesota Muni. Pwr. Agcy. Pwr. Supply
Rev. Rfdg. Series A, 6.25% 1/1/06
(AMBAC Insured) (d)  Aaa  500,000  536,250
MISSISSIPPI - 1.0%
Claiborne County Poll. Cont. Rev. (Sys. Energy
Resource, Inc.) 6.20% 2/1/26  Ba1  1,000,000  946,250
MISSOURI - 0.6%
Kansas City Ind. Dev. Auth. Rev. (Kingswood
United Methodist Manor Proj.) Series 1993,
9% 11/15/13  -  500,000  537,500
NEBRASKA - 0.6%
Nebraska Pub. Pwr. Dist. Rev. Rfdg. (Elec. Sys.)
Series A, 6% 1/1/06  A1  500,000  518,750
NEVADA - 1.6%
Clark County Ind. Dev. Rev. (Southwest Gas Corp.)
Series A, 6.50% 12/1/33 (c)  Baa3  1,000,000  962,500
Las Vegas Downtown Redev. Agcy. Tax Increment
Rev. (Sub. Lien Fremont St. Proj.) Series A,
6.10% 6/15/14  BBB+  500,000  477,500
  1,440,000
NEW JERSEY - 3.1%
Camden County Impt. Auth. Lease Rev.
(Holt Hauling & Warehousing) (c):
 9.625% 1/1/11   -  600,000  592,500
  9.875% 1/1/21   -  700,000  690,375
New Jersey Econ. Dev. Auth. Econ. Dev. Rev. Rfdg.
(Holt Hauling & Warehouse)
8.60% 12/15/17 (c)  -  500,000  509,375
New Jersey Trans. Trust Fund Auth. Rfdg.
(Trans. Sys.) Series A, 6.50% 6/15/05
(AMBAC Insured)  Aaa  1,000,000  1,097,500
  2,889,750
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL
 RATINGS  AMOUNT
NEW MEXICO - 2.9%
Albuquerque Arpt. Rev. Rfdg. 6.50% 7/1/08
(AMBAC Insured) (c)(d)  Aaa $ 250,000 $ 260,000
Farmington Poll. Cont. Rev. (Pub. Svc. Co.
of New Mexico San Juan Proj.):
 Series A:
  6% 3/1/08  Ba2  1,790,000  1,738,538
   6.50% 9/1/09  Ba2  250,000  250,088
  Series X, 5.90% 4/1/07  Ba2  500,000  484,375
  2,733,001
NEW YORK - 10.9%
Metropolitan Trans. Auth. Svc. Contract Transit
Facs. Rfdg.:
 Series 5, 6.90% 7/1/05  Baa1  1,000,000  1,065,000
  Series 7, 5.40% 7/1/06  Baa1  1,000,000  970,000
Nassau County Gen. Impt. Series T,
5.20% 9/1/04  Aaa  1,000,000  1,008,750
New York City Gen. Oblig.:
Series B, 5.60% 8/15/06  Baa1  350,000  336,438
 Series D, 6.50% 2/15/05  Baa1  500,000  515,000
 5.70% 8/15/02  Baa1  500,000  504,375
New York State Dorm. Auth. Rev. Rfdg.
(State Univ. Edl. Facs.) Series A,
5.50% 5/15/05  Baa1  750,000  741,563
New York State Energy Research & Dev. Auth.
Elec. Facs. Rev. (Long Island Lighting) Series A (c):
 7.15% 12/1/20   Ba3  800,000  800,000
  6.90% 8/1/22   Ba3  595,000  583,100
New York State Local Gov't. Assistance Corp.:
Rfdg. Series C, 5.50% 4/1/17  A  850,000  810,688
 Series B, 7.50% 4/1/20
 (Pre-Refunded to 4/1/01@102) (e)  Aaa  1,000,000  1,128,750
New York State Tollway Auth. Hwy. & Bridge
Trust Fund Series B, 5.125% 4/1/15
(MBIA Insured)  Aaa  1,000,000  923,750
New York State Tollway Auth. Svc. Contract Rev.
(Local Hwy. & Bridge) 5.90% 4/1/07  Baa1  250,000  252,500
New York State Urban Dev. Corp. Rev.
5.25% 1/1/07  Baa1  500,000  475,625
  10,115,539
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL
 RATINGS  AMOUNT
NEW YORK & NEW JERSEY - 0.6%
New York & New Jersey Port Auth. Spl. Oblig. Rev.
(Continental Airlines Corp.; Eastern Airlines,
Inc.; U.S. Air, Inc. - LaGuardia Proj.)
9.125% 12/1/15 (c)  B2 $ 500,000 $ 557,500
NORTH CAROLINA - 2.6%
North Carolina Eastern Muni. Pwr. Agcy.
Pwr. Sys. Rev. Rfdg. Series C:
 5.25% 1/1/04  A  1,000,000  973,750
  7% 1/1/07  A  1,000,000  1,086,250
North Carolina Muni. Pwr. Agcy. Rev. Rfdg.
(No 1 Catawba Elec.) 6.25% 1/1/17
(AMBAC Insured)  Aaa  300,000  307,500
  2,367,500
OHIO - 1.0%
Ohio Wtr. Dev. Auth. Poll. Cont. Facs. Rev.
(Wtr. Cont. Loan Fund) Wtr. Quality Series,
5.50% 6/1/15 (MBIA Insured)  Aaa  1,000,000  960,000
OREGON - 0.6%
Portland Swr. Sys. Rev. Series A, 6.25% 6/1/15  A1  500,000  516,875
PENNSYLVANIA - 6.7%
Delaware County Auth. 1st. Mtg. Rev.
(Riddle Village Proj.) 7% 6/1/00  -  600,000  608,250
Montgomery County Higher Ed. & Health Auth.
Hosp. Rev. (United Hosp. Proj.):
 Series A, 8.375% 11/1/03  Ba1  135,000  152,044
  Series B, 7.50% 11/1/15  Ba1  165,000  179,025
Pennsylvania Convention Ctr. Auth. Rev. Rfdg.
Series A, 6.70% 9/1/14 (MBIA Insured)  Aaa  1,500,000  1,631,250
Philadelphia Auth. for Ind. Dev. Rev. Rfdg.
(Philadelphia Arpt.) 7.75% 12/1/17 (c)  -  805,000  841,225
Philadelphia Hosps. & Higher Ed. Facs. Auth.
Hosp. Rev. Rfdg. 5.95% 7/1/03  Baa1  500,000  500,625
Somerset County Hosp. Auth. Rev. (Health Care
1st Mtg.- GF Somerset Care, Inc.)
8.40% 6/1/09  -  515,000  544,613
Southern Pennsylvania Trans. Auth. Spl. Rev.
6.50% 3/1/05 (FGIC Insured)  Aaa  1,000,000  1,093,750
Warren County Ind. Dev. Auth. Specialized
Dev. Rev. Rfdg. (Beverly Enterprises, Inc.)
 8.75% 11/1/06  -  125,000  135,313
  9%, 11/1/12  -  500,000  546,875
  6,232,970
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL
 RATINGS  AMOUNT
TENNESSEE - 1.7%
Memphis-Shelby County Arpt. Auth. Arpt. Rev.
Rfdg. Series B, 6.50% 2/15/09
(MBIA Insured) (c)  Aaa $ 500,000 $ 531,250
Metropolitan Gov't. Nashville & Davidson County
Wtr. & Swr. Rev. Rfdg. 6% 1/1/07
(MBIA Insured)  Aaa  1,000,000  1,058,750
  1,590,000
TEXAS - 4.3%
Alliance Arpt. Inc. Auth. Spl. Facs. Rev.
(American Airlines, Inc. Proj.)
7.50% 12/1/29 (c)  Baa2  2,000,000  2,110,000
El Paso Property Fin. Auth. Single Family Mtg. Rev.
Series A, 8.70% 12/1/18
(GNMA Coll.) (c)  Aaa  715,000  765,050
Harris County Cultural Ed. Facs. Fin. Corp.
Rev. Rfdg. (Space Ctr. Houston Proj.):
 Series A, 9.25% 8/15/23  -  85,000  80,963
  Series B, 0% 8/15/23 (b)  -  215,000  54,288
Lower Neches Valley Auth. Ind. Dev. Corp. Swr.
Facs. Rev. (Mobil Oil Refining Corp. Proj.)
6.40% 3/1/30 (c)  Aa2  1,000,000  1,011,250
  4,021,551
UTAH - 1.0%
Intermountain Pwr. Agcy. Pwr. Supply Rev. Rfdg.
Series B, 5.75% 7/1/16 (MBIA Insured) (d)  Aaa  1,000,000  941,250
VIRGINIA - 1.2%
Loudoun County Ind. Dev. Auth. Residential
Care Facs. Rev. (Falcons Landing Proj.)
Series A, 8.75% 11/1/24  -  1,055,000  1,068,180
WASHINGTON - 4.4%
Washington Pub. Pwr. Supply Sys.
(Nuclear Proj. #2) Rev.:
 Rfdg. Series A, 0% 7/1/11 (MBIA Insured)  Aaa  1,350,000  558,563
  5.55% 7/1/10 (FGIC Insured)  Aaa  2,700,000  2,602,125
  5.40% 7/1/12   Aa  1,000,000  920,000
  4,080,688
WYOMING - 0.2%
Sweetwater County Poll. Cont. Rev. Rfdg.
(Idaho Pwr. Co. Proj.) Series A,
6.05% 7/15/26  A3  200,000  196,250
TOTAL MUNICIPAL BONDS
(Cost $87,549,269)    87,280,444
MUNICIPAL NOTES (B) - 5.8%
 MOODY'S PRINCIPAL
 RATINGS  AMOUNT
ALABAMA - 1.3%
Phenix City Ind. Dev. Board Environmental
Impt. Rev. (Mead Coated Board Proj.)
Series 1993-A, 3.75%, LOC Toronto
Dominion Bank, VRDN (c)  A-1+ $ 1,200,000 $ 1,200,000
ARIZONA - 0.4%
Coconino County Poll. Cont. Corp. Poll. Cont.
Rev. (Arizona Pub. Svc. Co. Navajo Proj.)
Series 1994-A, 4%, LOC Bank of America
Nat'l. Trust & Savings, VRDN (c)  P-1  400,000  400,000
KENTUCKY - 0.6%
Daviess County Solid Waste Disp. Facs. Rev.
(Scott Paper Co.) Series 1993-B, 3.85%,
VRDN (c)  P-1  500,000  500,000
LOUISIANA - 1.3%
Calcasieu Parish, Inc. Ind. Dev. Board
Environmental Rev. Rfdg. (Citgo Petroleum Corp.)
4%, LOC Banque Nationale de Paris,
VRDN (c)  VMIG 1  1,200,000  1,200,000
SOUTH CAROLINA - 0.4%
South Carolina Jobs Econ. Dev. Auth. Econ.
Dev. Rev. (Wellman, Inc. Proj.) Series 1991,
4.10%, LOC Wachovia Bank, VRDN (c)  -  400,000  400,000
TEXAS - 0.3%
Brazos River Hbr. Navigation Dist. of Brazoria
(Dow Chemical Co. Proj.) Series 1996,
4%, VRDN (c)  P-1  300,000  300,000
VIRGINIA - 1.5%
King George County Ind. Dev. Auth. Exempt Facs.
Rev. (Birchwood Power Partners) Series 1996-A
4%, LOC Credit Suisse, VRDN (c)  A-1+  1,000,000  1,000,000
Southampton County Ind. Dev. Auth. Facs. Rev.
(Hadson Pwr. #11-Southampton Proj.)
Series 1990-A, 3.70%,
LOC Credit Suisse, VRDN (c)  -  400,000  400,000
  1,400,000
TOTAL MUNICIPAL NOTES
(Cost $5,400,000)   5,400,000
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $92,949,269)  $ 92,680,444
SECURITY TYPE ABBREVIATIONS
VRDN - Variable Rate Demand Notes
LEGEND
1. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
2. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
3. Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
4. Security purchased on a delayed delivery basis (see Note 2 of Notes to Financial Statements).
5. Security collateralized by an amount sufficient to pay interest and principal.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 44.2% AAA, AA, A 43.5%
Baa 16.9% BBB  17.5%
Ba 8.5% BB  9.8%
B 0.6% B  3.2%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The percentage not rated by both S&P and Moody's amounted to 15.7%. FMR has determined that unrated debt securities that are lower quality account for 15.7% of the total value of investment in securities.
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
Industrial Development  23.0%
Electric Revenue  21.1
General Obligation  18.1
Health Care  14.3
Special Tax  6.7
Others (individually less than 5%)   16.8
TOTAL  100.0%
INCOME TAX INFORMATION
At August 31, 1996, the aggregate cost of investment securities for income tax purposes was $92,950,259. Net unrealized depreciation aggregated $269,815, of which $1,109,239 related to appreciated investment securities and $1,379,054 related to depreciated investment securities.
At August 31, 1996, the fund had a capital loss carryforward of approximately $1,845,000 of which $1,047,000 and $798,000 will expire on August 31, 2003 and 2004, respectively.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 AUGUST 31, 1996

ASSETS

Investment in securities, at value (cost $92,949,269) -                  $ 92,680,444
See accompanying schedule

Cash                                                                      142,514

Interest receivable                                                       1,419,778

Redemption fees receivable                                                107

 TOTAL ASSETS                                                             94,242,843

LIABILITIES

Payable for investments purchased                          $ 2,742,572
Delayed delivery

Distributions payable                                       134,853

Accrued management fee                                      46,103

 TOTAL LIABILITIES                                                        2,923,528

NET ASSETS                                                               $ 91,319,315

Net Assets consist of:

Paid in capital                                                          $ 93,486,449

Accumulated undistributed net realized gain (loss)                        (1,898,309)
on investments

Net unrealized appreciation (depreciation) on                             (268,825)
investments

NET ASSETS, for 9,222,650 shares outstanding                             $ 91,319,315

NET ASSET VALUE, offering price and redemption price                      $9.90
per share ($91,319,315 (divided by) 9,222,650 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED AUGUST 31, 1996

INTEREST INCOME                                                           $ 5,307,199

EXPENSES

Management fee                                             $ 508,913

Non-interested trustees' compensation                       344

 Total expenses before reductions                           509,257

 Expense reductions                                         (1,548)        507,709

NET INTEREST INCOME                                                        4,799,490

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                      499,617

 Futures contracts                                          (75,461)       424,156

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                      (1,155,623)

 Futures contracts                                          66,431         (1,089,192)

NET GAIN (LOSS)                                                            (665,036)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                           $ 4,134,454
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                          YEAR ENDED      YEAR ENDED
                                                          AUGUST 31,      AUGUST 31,
                                                          1996            1995

INCREASE (DECREASE) IN NET ASSETS

Operations                                                $ 4,799,490     $ 3,988,362
Net interest income

 Net realized gain (loss)                                  424,156         (1,540,072)

 Change in net unrealized appreciation (depreciation)      (1,089,192)     2,464,802

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           4,134,454       4,913,092
FROM OPERATIONS

Distributions to shareholders from net interest income     (4,799,490)     (3,988,362)

Share transactions                                         41,045,501      47,030,882
Net proceeds from sales of shares

 Reinvestment of distributions                             3,299,472       2,802,507

 Cost of shares redeemed                                   (26,961,145)    (37,965,544)

 Redemption fees                                           37,488          97,520

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           17,421,316      11,965,365
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  16,756,280      12,890,095

NET ASSETS

 Beginning of period                                       74,563,035      61,672,940

 End of period                                            $ 91,319,315    $ 74,563,035

OTHER INFORMATION
Shares

 Sold                                                      4,081,530       4,907,461

 Issued in reinvestment of distributions                   329,404         291,017

 Redeemed                                                  (2,699,136)     (3,987,462)

 Net increase (decrease)                                   1,711,798       1,211,016

FINANCIAL HIGHLIGHTS
                                      YEARS ENDED AUGUST 31,           APRIL 29, 1993
                                                                       (COMMENCEMENT
                                                                       OF OPERATIONS) TO

                                      1996       1995      1994 D      AUGUST 31, 1993

SELECTED PER-SHARE DATA

Net asset value, beginning           $ 9.930    $ 9.790    $ 10.350   $ 10.000
of period

Income from Investment Operations     .566       .602       .603       .209
Net interest income

 Net realized and unrealized          (.034)     .125       (.564)     .346
 gain (loss)

 Total from investment operations     .532       .727       .039       .555

Less Distributions

 From net interest income             (.566)     (.602)     (.603)     (.209)

 From net realized gain               -          -          (.010)     -

 In excess of net realized gain       -          -          (.010)     -

 Total distributions                  (.566)     (.602)     (.623)     (.209)

Redemption fees added to              .004       .015       .024       .004
paid in capital

Net asset value, end of period       $ 9.900    $ 9.930    $ 9.790    $ 10.350

TOTAL RETURN B, C                     5.48%      7.97%      0.61%      5.64%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period            $ 91,319   $ 74,563   $ 61,673   $ 17,267
(000 omitted)

Ratio of expenses to average          .60%       .60%       .60%       .60% A
net assets

Ratio of net interest income to       5.65%      6.24%      6.03%      6.24% A
average
net assets

Portfolio turnover rate               45%        51%        64%        53% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D EFFECTIVE SEPTEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
NOTES TO FINANCIAL STATEMENTS
For the period ended August 31, 1996




1. SIGNIFICANT ACCOUNTING POLICIES.
Spartan Aggressive Municipal Fund (the fund) is a fund of Fidelity Union Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Short-term securities maturing within sixty days of their purchase date are valued either at amortized cost or original cost plus accrued interest, both of which approximate current value. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net interest income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures and options transactions, market discount and losses deferred due to futures and options.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Accumulated undistributed net realized gain
(loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
REDEMPTION FEES. Shares held in the fund less than 180 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
DELAYED DELIVERY TRANSACTIONS. The fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of the securities purchased or sold on a when-issued or forward commitment basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery security. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
FUTURES CONTRACTS AND OPTIONS. The fund may use futures and options contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures, writing puts, and buying calls tend to increase the fund's exposure to the underlying instrument. Selling futures, buying puts, and writing calls tend to decrease the fund's exposure to the underlying instrument, or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $55,101,602 and $36,262,313, respectively.
The market value of futures contracts opened and closed during the period amounted to $3,734,765 and $6,014,666, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, Fidelity Management & Research Company (FMR) pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
expenses. FMR receives a fee that is computed daily at an annual rate of
 .60% of the fund's average net assets.
FMR also bears the cost of providing shareholder services to the fund. To offset the cost of providing these services, FMR or its affiliates collect certain transaction fees from the fund's shareholders which amounted to $885 for the period.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses). For the period, the reimbursement reduced the expenses by $461. In addition, FMR has entered into arrangements on behalf of the fund with the fund's custodian and transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses. During the period, the fund's expenses were reduced by $1,087 under these arrangements.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Union Street Trust and the Shareholders of Spartan Aggressive Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Union Street Trust: Spartan Aggressive Municipal Fund, including the schedule of portfolio investments, as of August 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period April 29, 1993 (commencement of operations) to August 31, 1993. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Union Street Trust: Spartan Aggressive Municipal Fund as of August 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period April 29, 1993 (commencement of operations) to August 31, 1993, in conformity with generally accepted accounting principles.
/s/COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
October 4, 1996
TO CALL FIDELITY


FOR FUND INFORMATION AND QUOTES
The Fidelity Telephone Connection offers you special automated telephone services for quotes and balances. The services are easy to use, confidential and quick. All you need is a Touch Tone telephone.
YOUR PERSONAL IDENTIFICATION NUMBER
(PIN)
The first time you call one of our automated telephone services, we'll ask you to set up your Personal Identification
Number (PIN). The PIN assures that
only you have automated telephone
access to your account information.
Please have your Customer Number
(T-account #) handy when you call -
you'll need it to establish your PIN. If you would ever like to change your PIN, just choose the "Change your Personal
Identification Number" option when
you call. If you forget your PIN, please call a Fidelity representative at 1-800-
544-6666 for assistance.




(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC
(PHONE_GRAPHIC)MUTUAL FUND QUOTES*
1-800-544-8544
Just make a selection from this record-ed menu:
PRESS
 For quotes on funds you own.
1.
 For an individual fund quote.
2.
 For the ten most frequently
requested Fidelity fund quotes.
3.
 For quotes on Fidelity Select
Portfolios(registered trademark).
4.
 To change your Personal
Identification Number (PIN).
5.
 To speak with a Fidelity
representative.
6.
(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC
(PHONE_GRAPHIC)MUTUAL FUND ACCOUNT
BALANCES 1-800-544-7544
Just make a selection from this record-
ed menu:
PRESS
 For balances on funds you own.
1.
 For your most recent fund activity
(purchases, redemptions, and
dividends).
2.
 To change your Personal
Identification Number (PIN).
3.
 To speak with a Fidelity
representative.
4.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL
VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT
YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO
ASSURANCE THAT
MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN
A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.
TOTAL
RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS
AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19100 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
811 Wilshire Boulevard
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
950 Northgate Drive
San Rafael, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
4001 Tamiami Trail, North
Naples, FL
1907 West State Road 434
Orlando, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
2000 66th Street, North
St. Petersburg, FL
GEORGIA
3525 Piedmont Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
215 East Erie Street
Chicago, IL
One North Franklin
Chicago, IL
540 Lake Cook Road
Deerfield, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
LOUISIANA
201 St. Charles Avenue
New Orleans, LA
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
21 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
505 Millburn Avenue
Short Hills, NJ
NEW YORK
1050 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the
 Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
10 Bank Street
White Plains, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
1903 East Ninth Street
Cleveland, OH
OREGON
121 S.W. Morrison Street
Portland, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
5100 Poplar Avenue
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
7001 Preston Road
Dallas, TX
1155 Dairy Ashford
Houston, TX
2701 Drexel Drive
Houston, TX
1010 Lamar Street
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
UTAH
215 South State Street
Salt Lake City, UT
VERMONT
199 Main Street
Burlington, VT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1775 K Street,  N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
Fred L. Henning, Jr., Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
William O. McCoy
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
Fidelity Service Co.
Boston, MA
 and
UMB Bank, n.a.
Kansas City, MO
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
FIDELITY'S TAX-FREE BOND FUNDS
Aggressive Municipal
California Insured Municipal Income
California Municipal Income
Insured Municipal Income
Limited Term Municipal Income
Massachusetts Municipal Income
Michigan Municipal Income
Minnesota Municipal Income
Municipal Income
New York Municipal Income
New York Insured Municipal Income
Ohio Municipal Income
Spartan Aggressive Municipal
(registered trademark)
Spartan Arizona Municipal Income
Spartan California Intermediate Municipal
Spartan California Municipal Income
Spartan Connecticut Municipal Income
Spartan Florida Municipal Income
Spartan Intermediate Municipal Income
Spartan Maryland Municipal Income
Spartan Municipal Income
Spartan New Jersey Municipal Income
Spartan New York Intermediate Municipal
Spartan New York Municipal Income
Spartan Pennsylvania Municipal Income
Spartan Short-Intermediate
Municipal Income
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Account Balances  1-800-544-7544
Exchanges/Redemption 1-800-544-7777
Mutual Fund Quotes   1-800-544-8544
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
* INDEPENDENT TRUSTEES
 AUTOMATED LINES FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)SPARTAN(registered trademark)

INTERMEDIATE MUNICIPAL INCOME
FUND
ANNUAL REPORT
AUGUST 31, 1996
CONTENTS


PRESIDENT'S MESSAGE      3    Ned Johnson on investing
                              strategies.

PERFORMANCE              4    How the fund has done over time.

FUND TALK                7    The manager's review of fund
                              performance, strategy and outlook.

INVESTMENT CHANGES       10   A summary of major shifts in the
                              fund's investments over the past six
                              months.

INVESTMENTS              11   A complete list of the fund's
                              investments with their market
                              values.

FINANCIAL STATEMENTS     20   Statements of assets and liabilities,
                              operations, and changes in net
                              assets,
                              as well as financial highlights.

NOTES                    24   Notes to the financial statements.

REPORT OF INDEPENDENT    27   The auditors' opinion.
ACCOUNTANTS


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.
PRESIDENT'S MESSAGE


DEAR SHAREHOLDER:
Although stocks have managed to post solid returns through the first eight months of 1996, signs of strength in the economy have led to inflation fears, causing some uncertainty in both the stock and bond markets so far this year. In 1995, both stock and bond markets posted strong results, while the year before, stocks posted below-average returns and bonds had one of the worst years in history.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
Keeping in mind that the effects of interest rate changes on your bond investments will only be "paper" gains or losses unless you sell your shares, staying in your bond fund may be appropriate if your investment horizon is at least a year or more. The longer your investing time frame, the more likely it is that you will retain your principal investment through both up and down markets. For example, a 10-year time frame, such as saving for a college education, enables you to weather these ups and downs in a long-term fund, which has higher potential returns. An intermediate-length fund could be appropriate if your investment horizon is two to four years, and a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government.
No matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
If you have any questions, please call us at 1-800-544-8888. We stand ready to provide the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in share price, reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells bonds that have grown in value), and the effect of the $5 account closeout fee on an average sized account. You can also look at the fund's income to measure performance. If Fidelity had not reimbursed certain fund expenses during the periods shown, the total returns and dividends would have been lower. CUMULATIVE TOTAL RETURNS
PERIODS ENDED AUGUST 31, 1996                          PAST 1   LIFE OF
                                                       YEAR     FUND

Spartan Intermediate Municipal Income                  4.79%    19.14%

Lehman Brothers 1-17 Year Municipal Bond Index         4.52%    n/a

Intermediate Municipal Debt Funds                      3.89%    n/a
Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on April 26, 1993. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers 1-17 Year Municipal Bond Index, which is a total return performance benchmark for investment-grade municipal bonds with maturities between one and 17 years. To measure how the fund's performance stacked up against its peers, you can compare it to the intermediate municipal debt funds average, which reflects the performance of 140 mutual funds with similar objectives tracked by Lipper Analytical Services over the past 12 months. Both benchmarks include reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED AUGUST 31, 1996                    PAST 1   LIFE OF
                                                 YEAR     FUND

Spartan Intermediate Municipal Income            4.79%    5.36%

Lehman Brothers 1-17 Year Municipal Bond Index   4.52%    n/a

Intermediate Municipal Debt Funds Average        3.89%    n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19960831 19960916 090330 S00000000000001
             Spartan Int Muni                Lehman Brothers Muni
             00443                           LB015
  1993/04/30       10000.00                        10000.00
  1993/05/31       10042.52                        10056.20
  1993/06/30       10223.32                        10224.04
  1993/07/31       10237.67                        10237.43
  1993/08/31       10494.62                        10450.57
  1993/09/30       10638.84                        10569.61
  1993/10/31       10653.55                        10590.01
  1993/11/30       10584.29                        10496.71
  1993/12/31       10814.44                        10718.29
  1994/01/31       10921.59                        10840.70
  1994/02/28       10650.20                        10559.92
  1994/03/31       10215.12                        10129.92
  1994/04/30       10249.15                        10215.82
  1994/05/31       10369.19                        10304.40
  1994/06/30       10349.96                        10241.44
  1994/07/31       10513.54                        10429.16
  1994/08/31       10549.03                        10465.25
  1994/09/30       10432.96                        10311.62
  1994/10/31       10296.33                        10128.48
  1994/11/30       10081.48                         9945.36
  1994/12/31       10270.03                        10164.26
  1995/01/31       10513.09                        10454.75
  1995/02/28       10751.29                        10758.77
  1995/03/31       10873.54                        10882.39
  1995/04/30       10894.99                        10895.23
  1995/05/31       11117.46                        11242.90
  1995/06/30       11094.08                        11145.09
  1995/07/31       11172.23                        11250.74
  1995/08/31       11340.58                        11393.40
  1995/09/30       11430.00                        11465.52
  1995/10/31       11556.48                        11632.23
  1995/11/30       11682.05                        11825.21
  1995/12/31       11752.74                        11938.85
  1996/01/31       11858.15                        12028.99
  1996/02/29       11820.65                        11947.79
  1996/03/31       11705.38                        11795.10
  1996/04/30       11682.09                        11761.72
  1996/05/31       11683.53                        11757.02
  1996/06/30       11788.46                        11885.05
  1996/07/31       11883.68                        11993.20
  1996/08/31       11884.48                        11990.33
IMATRL PRASUN   SHR__CHT 19960831 19960916 090336 R00000000000123

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Spartan Intermediate Municipal Income Fund on April 30, 1993, shortly after the fund started. As the chart shows, by August 31, 1996, the value of the investment with dividends reinvested would have grown to $11,884 - an 18.84% increase on the initial investment. This assumes the fund was still owned on August 31, 1996, and therefore does not include the effect of the $5 account closeout fee on an average sized account. For comparison, look at how the Lehman Brothers Municipal Bond Index, which reflects the performance of the investment-grade municipal bond market, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $11,990 - a 19.90% increase.

UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return, and yield
of a fund that invests in
bonds will vary. That means if
you sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)
TOTAL RETURN COMPONENTS
      YEARS ENDED AUGUST 31,                 APRIL 26, 1993
                                             (COMMENCEMEN
                                             T OF OPERATIONS)
                                             TO

      1996                     1995   1994   AUGUST 31, 1993

Dividend return               4.90%    5.26%   4.99%    1.82%

Capital appreciation return   -0.11%   2.23%   -4.48%   3.39%

Total return                  4.79%    7.49%   0.51%    5.21%

DIVIDEND returns and capital appreciation returns are both part of a bond fund's total return. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or gains are reinvested. Capital appreciation and total returns include the effect of the $5 account closeout fee on an average sized account.
DIVIDENDS AND YIELD

PERIODS ENDED AUGUST 31, 1996            PAST          PAST 6         PAST 1
                                         MONTH         MONTHS         YEAR

Dividends per share                      4.07(cents)   24.30(cents)   48.59(cents)

Annualized dividend rate                 4.72%         4.79%          4.80%

30-day annualized yield                  4.64%         -              -

30-day annualized tax-equivalent yield   7.25%         -              -


DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.15 over the past month, $10.06 over the past six months and $10.13 over the past year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 36% federal tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Increased demand for municipal
bonds in the face of continued low
supply allowed municipal bonds to
outperform taxable debt securities
during the 12 months ended
August 31, 1996. While the bond
market in general has been on a
slow slide throughout much of
1996, municipals have held their
ground better than most. For the
past 12 months, the Lehman
Brothers Municipal Bond Index -
a broad measure of the municipal
bond market - had a total return
of 5.24%. In comparison, the
Lehman Brothers Aggregate Bond
Index - a proxy for
investment-grade taxable bonds
- had a total return of 4.11%.
Factors that helped munis
outperform included a lack of
supply of new issues, strong
demand for municipal bonds from
insurance companies and the
diminishing likelihood of
significant tax reform in the near
future. Like most domestic bonds,
munis were hurt by
stronger-than-expected signs of
strength in the economy earlier in
1996. Nevertheless, the market
conditions that supported the
muni market prevailed to the point
that munis ended the period
trading at expensive levels
relative to their taxable
counterparts.
An interview with Norm Lind, Portfolio Manager of Spartan Intermediate Municipal Income Fund
Q. NORM, HOW DID THE FUND PERFORM?
A. It outpaced its peers. For the year ended August 31, 1996, the fund had a total return of 4.79%. That beat the intermediate municipal debt funds average, which returned 3.89% for the same period, as tracked by Lipper Analytical Services. The Lehman Brothers 1-17 Year Municipal Bond Index returned 4.52% for the same period.
Q. WHAT FACTORS HELPED THE FUND OVER THE PAST SIX MONTHS?
A. The fund's coupon and call structure played an important role. Throughout the past year or so, I've been a buyer of premium bonds. The premium - or above-par - price gives the bond DE MINIMIS protection, which in the municipal market means that the bond is protected from unfavorable tax treatment that can occur during particular market environments. The non-callable feature helps the bond perform when rates drop because the bond cannot be called away prior to maturity by its issuer.
Q. OVER THE PAST SIX MONTHS, YOU UPGRADED THE OVERALL CREDIT QUALITY OF THE FUND, PRIMARILY BY SELLING SOME LOWER-QUALITY BONDS AND REPLACING THEM WITH HIGHER-QUALITY BONDS. WHAT PRECIPITATED THAT ACTION?
A. Credit spreads - which measure the difference between yields on securities of the same maturity but with different credit qualities - were quite narrow. When spreads are narrow, investors aren't rewarded with much additional yield for buying lower-quality bonds. Additionally, because spreads were narrow, I was able to sell some of our lower-quality holdings at fairly attractive levels. The net result of selling some lower-quality bonds and replacing them with higher-quality securities was that I was able to upgrade the overall credit quality of the fund without sacrificing much yield.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. Yes, I'd have to say that the fund's underweighting in California bonds was one of my biggest disappointments during this period. California bonds performed well as the state's economy rebounded, Orange County emerged from bankruptcy and the state's debt received credit upgrades.
Q.  WE UNDERSTAND THERE WERE SOME INVESTMENT POLICY CHANGES . . .
A. As of June 24, 1996, the fund changed some of its debt quality policies as part of the standardization of quality policies for our fixed-income funds. The restriction limiting the fund's investments in BBB rated bonds - the lowest tier of investment-grade securities - to 40% has been eliminated. This change allows the fund increased flexibility to invest in the lowest tier of investment-grade bonds without significantly increasing the risk of the fund. Further, Fidelity now uses two additional agencies to determine the credit quality of the fund's bonds. Ratings from Duff & Phelps Rating Co. and Fitch Investors Service, L.P., may be used, along with those from Moody's Investor's Service and Standard & Poor's that had been used previously.
Q. LOOKING AHEAD, NORM, WHAT DO YOU SEE ON THE HORIZON FOR THE MUNICIPAL BOND MARKET?
A. I think some cautious optimism is in order right now. The level of municipal yields, as a percentage of Treasury yields, is at the lower end of its historical range. That suggests that municipals are at fair to slightly high levels. Another reason for a bit of caution is that we could see renewed talk of tax reform as we head into the heat of the campaign season. Given all of that, I believe that the fund's structure is on target for providing value over the long term, and I intend to maintain its emphasis on premium, non-callable bonds.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: provide high current
income exempt from federal
taxes by investing in
higher-grade and upper-grade
securities
START DATE: April 26, 1993
SIZE: as of August 31, 1996,
more than $216 million
MANAGER: Norm Lind, since
1995; manager, Fidelity New
York Insured Municipal
Income Fund, since 1994;
Fidelity Advisor
Short-Intermediate Municipal
Income, Spartan New York
Municipal Income, Spartan
Short-Intermediate Municipal
Income, Spartan New York
Intermediate Municipal
Income, since 1995; Fidelity
New York Municipal
Income, since 1993; joined
Fidelity in 1986
(checkmark)
NORM LIND ON THE FUND'S TEXAS
HOLDINGS:
"At the end of the period,
bonds issued in Texas
accounted for the fund's
largest state concentration. A
large majority of these are
issued by the Permanent
School Fund (PSF), which is
an agency established as a
financing mechanism for the
school districts in Texas. The
bonds issued by this entity are
backed by impressive
collateral. Collateral refers to
the assets pledged to a lender
until a loan is repaid. If the
borrower defaults, PSF will
step into the role of the issuing
school district and pay the
obligation. PSF's collateral
exceeds by many times its
outstanding debt. In our view,
that and other factors makes
the issuer very strong from a
credit perspective."
INVESTMENT CHANGES


TOP FIVE STATES AS OF AUGUST 31, 1996
             % OF FUND'S   % OF FUND'S
             INVESTMENTS   INVESTMENTS
                           6 MONTHS AGO

Texas        19.2          17.8

California   13.1          11.3

Colorado     10.1          9.3

Alaska       6.1           5.3

New York     5.5           5.2

TOP FIVE SECTORS AS OF AUGUST 31, 1996
                     % OF FUND'S   % OF FUND'S
                     INVESTMENTS   INVESTMENTS
                                   6 MONTHS AGO

General Obligation   30.0          31.4

Education            16.1          15.3

Transportation       11.0          10.2

Special Tax          9.7           8.1

Electric Revenue     7.7           5.5

AVERAGE YEARS TO MATURITY AS OF AUGUST 31, 1996
              6 MONTHS AGO

Years   7.8   7.7

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF AUGUST 31, 1996
              6 MONTHS AGO

Years   6.0   6.2

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE. EFFECTIVE JUNE, 1996, THE MODEL USED TO CALCULATE DURATIONS MAY HAVE BEEN SLIGHTLY MODIFIED IN ORDER TO FURTHER REFINE THIS INFORMATION. THESE CHANGES IN METHODOLOGY MAY PRODUCE ADJUSTMENTS IN HISTORICAL DURATION FIGURES. QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF AUGUST 31, 1996 AS OF FEBRUARY 29, 1996
Row: 1, Col: 1, Value: 4.9
Row: 1, Col: 2, Value: 1.5
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 20.6
Row: 1, Col: 5, Value: 36.0
Row: 1, Col: 6, Value: 37.0
Row: 1, Col: 1, Value: 10.1
Row: 1, Col: 2, Value: 1.0
Row: 1, Col: 3, Value: 2.0
Row: 1, Col: 4, Value: 19.1
Row: 1, Col: 5, Value: 34.5
Row: 1, Col: 6, Value: 33.3
Aaa, Aa, A 73.8%
Baa 20.6%
Caa 0.0%
Non-rated 0.7%
Short-term
investments 4.9%
Aaa, Aa, A 69.3%
Baa 19.1%
Caa 1.0%
Non-rated 0.5%
Short-term
investments 10.1%
SHOWN AS A PERCENTAGE OF THE FUND'S INVESTMENTS. WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS.
INVESTMENTS AUGUST 31, 1996

Showing Percentage of Total Value of Investment in Securities


MUNICIPAL BONDS - 95.1%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
ALASKA - 6.1%
North Slope Borough (Cap. Appreciation)
Series A:
 0% 6/30/01 (MBIA Insured)  Aaa $ 12,000,000 $ 9,450,000
  0% 6/30/02 (MBIA Insured)  Aaa  3,950,000  2,947,688
  0% 6/30/03 (MBIA Insured)  Aaa  1,500,000  1,057,500
  13,455,188
ARIZONA - 4.4%
Arizona Trans. Board Excise Tax Rev.:
(Maricopa County Reg'l Road-A Proj.)
 (Cap. Appreciation) Series A,
 0% 7/1/02 (FGIC Insured)  Aaa  1,700,000  1,266,500
 (Maricopa County Reg'l Area-A Proj.):
 6% 7/1/03 (AMBAC Insured)  Aaa  1,300,000  1,378,000
  6.50% 7/1/04 (AMBAC Insured)  Aaa  1,100,000  1,201,750
 (Maricopa County Reg'l Area-B Proj.):
 6.50% 7/1/04 (AMBAC Insured)  Aaa  1,220,000  1,332,850
Maricopa County Commty. College Dist.
Series A, 6% 7/1/09  Aa  2,000,000  2,067,500
Phoenix Civic Impt. Corp. Excise Tax Rev. Rfdg.
Arpt. Impts. Series A, 5.85% 7/1/01 (d)  Aa  2,420,000  2,519,825
  9,766,425
ARKANSAS - 0.6%
Arkansas College Savings:
0% 6/1/02  Aa  705,000  524,344
 0% 6/1/03  Aa  1,190,000  835,975
  1,360,319
CALIFORNIA - 13.1%
California Edl. Facs. Auth. Rev. (Stanford Univ.)
Series J, 6% 11/1/05  Aaa  2,000,000  2,105,000
California Statewide Commty. Dev. Auth. Rev.
Ctfs. of Prtn. Insured Hosp. Rfdg.
(Triad Healthcare) 5.90% 8/1/01  A  1,115,000  1,121,969
Carson Redev. Agcy. Rfdg. (Redev. Proj. Area 2)
(Tax Allocation):
 5.40% 10/1/01  Baa  1,350,000  1,331,438
  5.50% 10/1/02  Baa  1,320,000  1,298,550
  5.60% 10/1/03  Baa  1,500,000  1,471,875
  5.625% 10/1/04  Baa  1,085,000  1,057,875
Central Valley Fin. Auth. Cogeneration Proj. Rev.
(Carson Ice Gen. Proj.):
 5.50% 7/1/01  BBB-  1,875,000  1,889,063
  5.60% 7/1/02  BBB-  1,800,000  1,813,500
  5.80% 7/1/04  BBB-  1,300,000  1,311,375
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
CALIFORNIA - CONTINUED
Clovis Unified School Dist. (Cap. Appreciation)
Series B, 0% 8/1/02 (MBIA Insured)  Aaa $ 5,700,000 $ 4,246,500
Los Angeles Wastewtr. Sys. 6% 2/1/04
(FGIC Insured)  Aaa  3,130,000  3,309,975
Orange County Dev. Agcy. Tax Allocation
(Santa Ana Heights Proj.):
 5.70% 9/1/02  Baa  1,170,000  1,156,838
  6% 9/1/05  Baa  1,335,000  1,314,975
Sacramento Auth. Cogeneration Proj. Rev.
(Procter & Gamble Proj.) 5.80% 7/1/01  BBB-  1,400,000  1,428,000
Sacramento Pwr. Auth. Cogeneration Proj. Rev.
6.50% 7/1/05  BBB-  2,000,000  2,102,500
Tri-City Hosp. Dist. Rev. 5.50% 2/15/08
(MBIA Insured) (b)  Aaa  1,000,000  987,500
University of California Revs. Rfdg. (Hsg. Sys.)
Series A, 8% 11/1/00 (MBIA Insured)  Aaa  1,000,000  1,122,500
  29,069,433
COLORADO - 10.1%
Adams & Arapahoe County School Dist. No. 28J
5.75% 12/1/07 (FGIC Insured)  Aaa  2,330,000  2,431,928
Colorado Health Facs. Auth. Rev. Rfdg.
(Rocky Mountain Adventist) 6.25% 2/1/04  Baa  2,000,000  2,035,000
Denver City & County Arpt. Rev. (d):
 Series A:
  8.25% 11/15/02  Baa  730,000  817,600
  (Cap. Appreciation):
   0% 11/15/04  Baa  2,070,000  1,280,813
   0% 11/15/05 (MBIA Insured)  Aaa  2,250,000  1,350,000
  Series C:
  5.35% 11/15/96  Baa  1,035,000  1,035,331
   6.55% 11/15/16 (MBIA Insured)  Aaa  2,660,000  2,902,725
  Series D (Cap. Appreciation):
  0% 10/15/03 (MBIA Insured)  Aaa  5,320,000  3,617,600
   0% 11/15/05 (MBIA Insured)  Aaa  2,055,000  1,233,000
   0% 11/15/06  Baa  4,500,000  2,435,625
Denver Met. Baseball Stadium Rev. Rfdg.
6% 10/1/11 (FGIC Insured) (Pre-Refunded
to 10/1/01 @ 101) (e)  Aaa  2,000,000  2,125,000
El Paso County School Dist. #20 6.15%
12/15/08 (MBIA Insured)  Aaa  1,000,000  1,070,000
  22,334,622
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
CONNECTICUT - 1.1%
Connecticut Health & Edl. Facs. Auth. Rev. Rfdg.
(Quinnipiac College) Series D:
 4.90% 7/1/98  BBB- $ 1,450,000 $ 1,437,313
  5.625% 7/1/03  BBB-  1,100,000  1,078,000
  2,515,313
DISTRICT OF COLUMBIA - 2.6%
District of Columbia Hosp. Rev. Rfdg.
(Medlantic Healthcare Group):
 Series A, 5.50% 8/15/06 (MBIA Insured)  Aaa  1,100,000  1,100,000
  Series B, 6.125% 8/15/99  Baa1  4,520,000  4,616,050
  5,716,050
FLORIDA - 2.9%
Broward County Resource Recovery Rev.
(SES Broward Co. LP South Proj.)
7.95% 12/1/08  A  680,000  745,450
Dade County Aviation Rev. Rfdg. Series E,
6% 10/1/09 (AMBAC Insured)  Aaa  500,000  529,375
Florida Board Ed. Cap. Outlay Rfdg. (Pub. Ed.)
Series D, 5% 6/1/14  Aa  2,000,000  1,832,500
Hillsborough County Port. Dist. Spl. Rev. Rfdg.
(Tampa Port. Auth.) 6.50% 6/1/02
(FSA Insured) (d)  Aaa  2,000,000  2,147,500
Lakeland Elec. & Wtr. Rev. Rfdg. (Jr. Sub. Lien)
6.50% 10/1/06 (FGIC Insured)  Aaa  1,000,000  1,107,500
  6,362,325
GEORGIA - 0.9%
Georgia Gen. Oblig. 5.50% 8/1/04  Aaa  2,000,000  2,077,500
ILLINOIS - 1.9%
Chicago Gen. Oblig. Rfdg. Series A-2,
5.50% 1/1/04 (AMBAC Insured)  Aaa  4,000,000  4,095,000
INDIANA - 2.0%
Indianapolis Resource Recovery Rev. Rfdg.
(Ogden Martin Sys. Inc. Proj.) (b):
 6.75% 12/1/04 (AMBAC Insured)  Aaa  1,325,000  1,467,438
  6.75% 12/1/05 (AMBAC Insured)  Aaa  2,675,000  2,969,250
  4,436,688
IOWA - 2.0%
Iowa Student Loan Liquidity Corp. Student Loan
Rev. Rfdg. Sr. Series B, 5.75% 12/1/07 (d)  Aaa  4,500,000  4,505,625
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
MASSACHUSETTS - 1.0%
Massachusetts Wtr. Resources Auth.
Series A, 7.625% 4/1/14
(Pre-Refunded to 4/1/00 @ 102) (e)  Aaa $ 2,000,000 $ 2,230,000
MICHIGAN - 2.1%
Detroit Convention Facs. Rev. Rfdg. (Cobo Hall
Expansion Proj.) 5.25% 9/30/12  A  5,100,000  4,653,750
MINNESOTA - 0.8%
Minneapolis Gen. Oblig. Unltd. Tax
(Cap. Appreciation) Series B:
 0% 12/1/03  Aaa  300,000  207,750
  0% 12/1/04  Aaa  440,000  287,650
  0% 12/1/05  Aaa  495,000  304,425
Minnesota Gen. Oblig. Unltd. Tax
5.60% 10/1/02  Aaa  1,000,000  1,047,500
  1,847,325
NEW HAMPSHIRE - 1.8%
New Hampshire Higher Edl. & Health Facs. Auth.
Rev. (Frisbee Mem. Hosp.) 5.70% 10/1/04  Baa  4,145,000  3,968,838
NEW JERSEY - 1.6%
Passaic County Util. Auth. Swr. Dev. Rev.
0% 3/1/02 (MBIA Insured)  Aaa  3,380,000  2,585,700
Union County Impt. Auth. Rev. Rfdg. (Correctional
Fac.) (Cap. Appreciation) 0% 6/15/07  Aaa  1,900,000  1,049,750
  3,635,450
NEW MEXICO - 4.6%
Albuquerque Arpt. Rev. Rfdg. 6.50% 7/1/07
(AMBAC Insured) (b)(d)  Aaa  1,400,000  1,457,750
Farmington Pollution Cont. Rev. 6.10% 1/1/08
(MBIA Insured)  Aaa  1,300,000  1,302,093
New Mexico Edl. Assistance Foundation
Student Loan Rev. Sr. Series IV A-1
7.05% 3/1/10 (d)  A  5,375,000  5,670,625
Rio Rancho Wtr. & Wastewater Sys. Rev. Series A,
8% 5/15/04 (FSA Insured)  Aaa  1,420,000  1,664,950
  10,095,418
NEW YORK - 5.5%
Muni. Assistance Corp. for New York City
6% 7/1/05  Aa  3,500,000  3,723,125
New York State Ctfs. of Prtn. 6.70% 9/1/97  Baa1  1,800,000  1,834,020
New York State Dorm. Auth. Rev.
(City Univ. Sys.) Series B, 5.75% 7/1/06  Baa1  1,080,000  1,067,850
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York State Local Gov't. Assistance Corp.
Series B, 7.50% 4/1/20 (Pre-Refunded to
4/1/01 @ 102) (e)  Aaa $ 1,000,000 $ 1,128,750
New York State Urban Dev. Corp. Rev. Rfdg.
(Correctional Cap. Facs.) Series A,
6.40% 1/1/04  Baa1  1,785,000  1,867,556
Triborough Bridge & Tunnel Auth. Rev. Rfdg.
(Gen. Purp.) Series Y, 5.50% 1/1/03  Aa  2,500,000  2,575,000
  12,196,301
NORTH CAROLINA - 0.2%
North Carolina Eastern Muni Pwr. Agcy. Pwr.
Sys. Rev. Rfdg. Series C, 5.50% 1/1/07  A  500,000  487,500
OHIO - 2.3%
Franklin County Rev. (Online Computer
Library Ctr. Inc. Proj.):
 4.80% 4/15/97  -  500,000  500,600
  5% 4/15/98  -  560,000  562,800
  5.65% 4/15/01  -  340,000  346,375
Ohio Bldg. Auth. Facs. (Admin. Bldg. Fund Proj.)
Series A:
 6% 9/1/06 (AMBAC Insured)  Aaa  1,585,000  1,688,025
 6.30% 10/1/11  A1  2,000,000  2,102,500
  5,200,300
OKLAHOMA - 0.5%
Tulsa Arpt. Impt. Trust Gen. Rev. (Tulsa Intl. Arpt.)
7.70% 6/1/13 (MBIA Insured)
(Pre-Refunded to 6/1/02 @ 100) (d)(e)  Aaa  1,000,000  1,135,000
PENNSYLVANIA - 2.8%
Allegheny County Ind. Dev. Auth. Rev. Rfdg.
 (Environmental Impt. USX-Marathon Corp.)
 Series B, 5.30% 12/1/96  Baa3  4,010,000  4,012,566
Philadelphia Hosp. & Higher Edl. Facs. Auth.
Hosp. Rev. (Temple Univ. Hosp.) Series A,
5.60% 11/15/98  Baa1  2,100,000  2,123,625
  6,136,191
SOUTH CAROLINA - 0.9%
South Carolina Ed. Assistance Auth. Rev. Rfdg.
(Guaranteed Student Loan) (Sub. lien) Series B,
5.70% 9/1/05 (d)  A  2,000,000  2,022,500
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
SOUTH DAKOTA - 2.3%
South Dakota Student Loan Fin. Corp. Student
Loan Rev. Series A, 6.15% 8/1/03 (d)  A+ $ 5,000,000 $ 5,081,250
TENNESSEE - 2.1%
Memphis Gen. Oblig. 6% 11/1/06  Aa  2,585,000  2,723,944
Memphis-Shelby County Arpt. Auth.
Arpt. Rev. Rfdg. Series B,
6.50% 2/15/09 (MBIA Insured) (d)  Aaa  1,750,000  1,859,375
  4,583,319
TEXAS - 15.0%
Alief Independent School Dist. Unltd. Tax:
7% 2/15/03 (PSF Guaranteed)  Aaa  1,125,000  1,252,969
 7% 2/15/04 (PSF Guaranteed)  Aaa  1,125,000  1,262,813
Allen Independent School Dist.
0% 2/15/06 (PSF Guaranteed)  Aaa  1,370,000  823,713
Arlington Independent School Dist. Rfdg. & Impt.
Unltd. Tax:
 6.50% 2/15/02 (PSF Guaranteed)  Aaa  1,000,000  1,080,000
  6.50% 2/15/03 (PSF Guaranteed)  Aaa  1,500,000  1,629,375
Brazos Higher Ed. Auth. Student Loan Rev. Rfdg.
Series C-1 (d):
 5.60% 6/1/03  Aaa  6,750,000  6,893,438
  5.70% 6/1/04  Aaa  2,500,000  2,562,500
Brazosport Independent School Dist. Unltd. Tax
(School House):
 5.30% 2/15/12 (PSF Guaranteed)  Aaa  1,215,000  1,172,475
  5.40% 2/15/13 (PSF Guaranteed)  Aaa  1,290,000  1,249,688
Cedar Hill Independent School Dist.:
0% 8/15/05  Aaa  2,830,000  1,758,138
 0% 8/15/07  Aaa  1,465,000  789,269
Corpus Christi Util. Sys. Rev. 5.20% 7/15/14
(MBIA Insured)  Aaa  1,115,000  1,029,981
Dallas Independent School Dist. Unltd. Tax Rfdg.
(Cap. Appreciation) 0% 8/15/07
(PSF Guaranteed)  Aaa  500,000  276,250
Keller Independent School Dist. Unltd. Tax Rfdg.
(Cap. Appreciation) Series A, 0% 8/15/12
(PSF Guaranteed)  Aaa  1,590,000  630,038
Lower Colorado River Auth. Rev. Rfdg.
(Cap. Appreciation) 0% 1/1/09 (MBIA Insured)
(Escrowed to Maturity) (e)  Aaa  615,000  314,419
Midlothian Independent School Dist. Unltd. Tax
Rfdg. (Cap. Appreciation) 0% 2/15/06
(PSF Guaranteed)  Aaa  1,905,000  1,152,525
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
TEXAS - CONTINUED
Northside Independent School Dist. Rfdg.
Unltd. Tax (Cap. Appreciation):
   0% 2/15/02 (PSF Guaranteed)  Aaa $ 1,000,000 $ 763,750
   0% 2/15/03 (PSF Guaranteed)  Aaa  1,230,000  888,675
Round Rock Independent School Dist. Unltd. Tax
Series B, 7% 8/1/03 (PSF Guaranteed)  Aaa  1,325,000  1,485,656
Socorro Independent School Dist. Rfdg.
Unltd. Tax (Cap. Appreciation) 0% 9/1/04
(PSF Guaranteed)  Aaa  3,000,000  1,991,250
Texas A&M Univ. Permanent Univ. Fund
5.40% 7/1/03  Aaa  1,255,000  1,289,513
Texas Muni. Pwr. Agcy. Rev. Rfdg. 9% 9/1/97
(Escrowed to Maturity) (e)  A1  500,000  524,145
Texas Pub. Fin. Auth. Bldg. Rev. Series A,
6% 8/1/03 (AMBAC Insured)  Aaa  2,000,000  2,110,000
Ysleta Independent School Dist. Rfdg. Unltd. Tax
(Cap. Appreciation) 0% 8/15/11
(PSF Guaranteed)  Aaa  1,100,000  464,750
  33,395,330
UTAH - 0.4%
Intermountain Pwr. Agcy. Pwr. Supply Rev.
Rfdg. Unltd. Tax Series B, 5.75% 7/1/16
(MBIA Insured) (b)  Aaa  1,000,000  941,250
VIRGINIA - 0.6%
Virginia Hsg. Dev. Auth. Multi Family Hsg.
Series I, 5.85% 5/1/08 (d)  Aa  1,370,000  1,371,713
WASHINGTON - 2.9%
Port Longview Ind. Dev. Corp. Solid Waste
Disp. Rev. (Weyerhaeuser Co. Proj.)
6.875% 10/1/08 (d)  Aa  1,650,000  1,802,625
Washington Gen. Oblig. Series R 96-B,
5.50% 7/1/02  Aa  1,475,000  1,521,095
Washington State Pub. Pwr. Supply Sys.
Rev. Rfdg. (Nuclear #3) Series B:
 (Cap. Appreciation) 0% 7/1/07  Aa  4,000,000  2,095,000
  0% 7/1/10  Aa  2,250,000  947,813
  6,366,533
TOTAL MUNICIPAL BONDS
(Cost $210,461,184) $  211,042,456
MUNICIPAL NOTES (C)- 4.9%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
LOUISIANA - 0.6%
West Baton Rouge Parish Ind. Dist. #3 Rev.
(Dow Chemical Co.) Series 1993, 4%,
VRDN (d)  P-1 $ 1,200,000 $ 1,200,000
TEXAS - 4.2%
Brazos River Auth. Poll. Cont. Rev. Rfdg.
(Texas Util Elec. Co.) Series 1995 C, 4%,
LOC Swiss Bank, VRDN (d)  VMIG 1  600,000  600,000
Brazos River Hbr. Navigation Dist. of Brazoria
(Dow Chemical Co. Proj.) (d):
 Series 1993 4% VRDN  P-1  2,200,000  2,200,000
  Series 1996 4% VRDN  P-1  2,300,000  2,300,000
Gulf Coast Waste Disp. Auth.
(Citgo Petroleum) 4% VRDN (d)  VMIG 1  2,800,000  2,800,000
Texas Gen. Oblig. TRAN Series 1996,
4.75% 8/29/97  MIG 1  1,500,000  1,512,195
  9,412,195
WASHINGTON - 0.1%
Washington State Hsg. Fin. Comm. Multi Family
Mtg. Rev. (Canyon Lakes II Proj.) 3.70%
LOC U.S. Bank of Washington VRDN (d)  VMIG 1  300,000  300,000
TOTAL MUNICIPAL NOTES
(Cost $10,911,264) $  10,912,195
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $221,372,448)  $ 221,954,651
SECURITY TYPE ABBREVIATIONS
TRAN - Tax and Revenue Anticipation Notes
VRDN - Variable Rate Demand Notes
LEGEND
1. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
2. Security purchased on a delayed delivery basis (see Note 2 of Notes to Financial Statements).
3. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
4. Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
5. Security collateralized by an amount sufficient to pay interest and principal.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 68.0% AAA, AA, A 64.5%
Baa 15.7% BBB  16.3%
Ba 0.0% BB  1.8%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The percentage not rated by both S&P and Moody's amounted to 0.7%.
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligation  30.0%
Education  16.1
Transportation  11.0
Special Tax  9.7
Electric Revenue  7.7
Health Care  6.7
Industrial Development  6.4
Others (individually less than 5%)   12.4
TOTAL  100.0%
INCOME TAX INFORMATION
At August 31, 1996, the aggregate cost of investment securities for income tax purposes was $221,372,448. Net unrealized appre- ciation aggregated $582,203, of which $2,316,537 related to appreciated invest- ment securities and $1,734,334 related to depreciated investment securities.
At August 31, 1996, the fund had a capital loss carryforward of approximately $8,853,000 of which $3,556,000 and $5,297,000 will expire on August 31, 2003 and 2004, respectively.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 AUGUST 31, 1996

ASSETS

Investment in securities, at value (cost $221,372,448) -                 $ 221,954,651
See accompanying schedule

Receivable for investments sold                                           2,529,875

Interest receivable                                                       2,319,778

 TOTAL ASSETS                                                             226,804,304

LIABILITIES

Payable to custodian bank                                   $ 37,914

Payable for investments purchased                            2,564,764
Regular delivery

 Delayed delivery                                            7,634,590

Payable for fund shares redeemed                             123,533

Distributions payable                                        220,185

Accrued management fee                                       102,034

 TOTAL LIABILITIES                                                        10,683,020

NET ASSETS                                                               $ 216,121,284

Net Assets consist of:

Paid in capital                                                          $ 224,459,252

Accumulated undistributed net realized gain (loss) on                     (8,920,171)
investments

Net unrealized appreciation (depreciation) on                             582,203
investments

NET ASSETS, for 21,497,891 shares outstanding                            $ 216,121,284

NET ASSET VALUE, offering price and redemption price per                  $10.05
share ($216,121,284 (divided by) 21,497,891 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED AUGUST 31, 1996

INTEREST INCOME                                                          $ 11,808,344

EXPENSES

Management fee                                             $ 1,223,445

Non-interested trustees' compensation                       924

 Total expenses before reductions                           1,224,369

 Expense reductions                                         (114,660)     1,109,709

NET INTEREST INCOME                                                       10,698,635

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                      1,672,248

 Futures contracts                                          (6,950)       1,665,298

Change in net unrealized appreciation (depreciation) on                   (2,231,237)
investment securities

NET GAIN (LOSS)                                                           (565,939)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                          $ 10,132,696
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                          YEAR ENDED       YEAR ENDED
                                                          AUGUST 31,       AUGUST 31,
                                                          1996             1995

INCREASE (DECREASE) IN NET ASSETS

Operations                                                $ 10,698,635     $ 11,135,487
Net interest income

 Net realized gain (loss)                                  1,665,298        (7,868,059)

 Change in net unrealized appreciation (depreciation)      (2,231,237)      11,579,094

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           10,132,696       14,846,522
FROM OPERATIONS

Distributions to shareholders from net interest income     (10,698,635)     (11,135,487)

Share transactions                                         120,502,414      180,517,302
Net proceeds from sales of shares

 Reinvestment of distributions                             8,342,300        8,836,264

 Cost of shares redeemed                                   (131,868,903)    (229,621,967)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           (3,024,189)      (40,268,401)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  (3,590,128)      (36,557,366)

NET ASSETS

 Beginning of period                                       219,711,412      256,268,778

 End of period                                            $ 216,121,284    $ 219,711,412

OTHER INFORMATION
Shares

 Sold                                                      11,871,349       18,707,976

 Issued in reinvestment of distributions                   822,847          909,637

 Redeemed                                                  (13,034,511)     (23,828,782)

 Net increase (decrease)                                   (340,315)        (4,211,169)


FINANCIAL HIGHLIGHTS
      YEARS ENDED AUGUST 31,                   APRIL 26, 1993
                                               (COMMENCEMEN
                                               T OF OPERATIONS)
                                               TO

      1996                     1995   1994 D   AUGUST 31, 1993


SELECTED PER-SHARE DATA

Net asset value,                   $ 10.060    $ 9.840     $ 10.340    $ 10.000
beginning of period

Income from Investment              .486        .490        .514        .177
Operations
Net interest income

 Net realized and unrealized        (.010)      .220        (.460)      .340
 gain (loss)

 Total from investment              .476        .710        .054        .517
 operations

Less Distributions

 From net interest income           (.486)      (.490)      (.514)      (.177)

 From net realized gain             -           -           (.010)      -

 In excess of net realized gain     -           -           (.030)      -

 Total distributions                (.486)      (.490)      (.554)      (.177)

Net asset value, end of period     $ 10.050    $ 10.060    $ 9.840     $ 10.340

TOTAL RETURN B, C                   4.80%       7.50%       .52%        5.22%

RATIOS AND SUPPLEMENTAL
DATA

Net assets, end of period          $ 216,121   $ 219,711   $ 256,269   $ 219,400
(000 omitted)

Ratio of expenses to average        .50% E      .42% E      .20% E      - E
net assets

Ratio of net interest income to     4.81%       5.04%       5.09%       5.20% A
average net assets

Portfolio turnover rate             64%         44%         69%         95% A


A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 TO FINANCIAL STATEMENTS).
D EFFECTIVE SEPTEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
E FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
NOTES TO FINANCIAL STATEMENTS
For the period ended August 31, 1996




1. SIGNIFICANT ACCOUNTING POLICIES.
Spartan Intermediate Municipal Income Fund (formerly Spartan Intermediate Municipal Fund) (the fund) is a fund of Fidelity Union Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Short-term securities maturing within sixty days of their purchase date are valued either at amortized cost or original cost plus accrued interest, both of which approximate current value. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net interest income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures and options transactions, market discount, capital loss carryforwards and losses deferred due to futures and options.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Accumulated undistributed net realized
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS -
CONTINUED
gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
DELAYED DELIVERY TRANSACTIONS. The fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of the securities purchased or sold on a when-issued or forward commitment basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery security. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
FUTURES CONTRACTS AND OPTIONS. The fund may use futures and options contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures, writing puts, and buying calls tend to increase the fund's exposure to the underlying instrument. Selling futures, buying puts, and writing calls tend to decrease the fund's exposure to the underlying instrument, or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $139,513,691 and $139,553,367, respectively.
The market value of futures contracts opened and closed during the period amounted to $3,333,085 and $3,326,134, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, Fidelity Management & Research Company (FMR) pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of .55% of the fund's average net assets.
FMR also bears the cost of providing shareholder services to the fund. To offset the cost of providing these services, FMR or its affiliates collect certain transaction fees from the fund's shareholders which amounted to $3,481 for the period.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above a specified percentage of average net assets. During the period, this expense limitation ranged from .45% to .55% of average net assets and the reimbursement reduced expenses by $106,892. Effective February 1, 1996, the fund's expense limitation was eliminated. In addition, FMR has entered into arrangements on behalf of the fund with the fund's custodian and transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses. During the period, the fund's expenses were reduced by $7,768 under these arrangements.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Union Street Trust and the Shareholders of Spartan Intermediate Municipal Income Fund (formerly Spartan
Intermediate Municipal Fund):
We have audited the accompanying statements of assets and liabilities of Fidelity Union Street Trust: Spartan Intermediate Municipal Income Fund (formerly Spartan Intermediate Municipal Fund), including the schedule of portfolio investments, as of August 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period April 26, 1993 (commencement of operations) to August 31, 1993. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Union Street Trust: Spartan Intermediate Municipal Income Fund (formerly Spartan Intermediate Municipal Fund) as of August 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period April 26, 1993 (commencement of operations) to August 31, 1993, in conformity with generally accepted accounting principles. /s/COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
October 4, 1996
TO CALL FIDELITY


FOR FUND INFORMATION AND QUOTES
The Fidelity Telephone Connection offers you special automated telephone services for quotes and balances. The services are easy to use, confidential and quick. All you need is a Touch Tone telephone.
YOUR PERSONAL IDENTIFICATION NUMBER
(PIN)
The first time you call one of our automated telephone services, we'll ask you to set up your Personal Identification
Number (PIN). The PIN assures that
only you have automated telephone
access to your account information.
Please have your Customer Number
(T-account #) handy when you call -
you'll need it to establish your PIN. If you would ever like to change your PIN, just choose the "Change your Personal
Identification Number" option when
you call. If you forget your PIN, please call a Fidelity representative at 1-800-
544-6666 for assistance.




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INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
Fred L. Henning, Jr., Vice President
Norman Lind, Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
William O. McCoy
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
Fidelity Service Co.
Boston, MA
UMB Bank, n.a.
Kansas City, MO
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
FIDELITY'S TAX-FREE BOND FUNDS
Aggressive Municipal Income
California Insured Municipal Income
California Municipal Income
Insured Municipal Income
Limited Term Municipal Income
Massachusetts Municipal Income
Michigan Municipal Income
Minnesota Municipal Income
Municipal Income
New York Municipal Income
New York Insured Municipal Income
Ohio Municipal Income
Spartan Aggressive Municipal
(registered trademark)
Spartan Arizona Municipal Income
Spartan California Intermediate Municipal
Spartan California Municipal Income
Spartan Connecticut Municipal Income
Spartan Florida Municipal Income
Spartan Intermediate Municipal Income
Spartan Maryland Municipal Income
Spartan Municipal Income
Spartan New Jersey Municipal Income
Spartan New York Intermediate Municipal
Spartan New York Municipal Income
Spartan Pennsylvania Municipal Income
Spartan Short-Intermediate
Municipal Income
THE FIDELITY TELEPHONE CONNECTION
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(2_FIDELITY_LOGOS)SPARTAN(registered trademark)

MUNICIPAL INCOME
FUND

ANNUAL REPORT
AUGUST 31, 1996
CONTENTS


PRESIDENT'S MESSAGE      3    Ned Johnson on investing
                              strategies.

PERFORMANCE              4    How the fund has done over time.

FUND TALK                7    The manager's review of fund
                              performance, strategy and outlook.

INVESTMENT CHANGES       10   A summary of major shifts in the
                              fund's investments over the past six
                              months.

INVESTMENTS              11   A complete list of the fund's
                              investments with their market
                              values.

FINANCIAL STATEMENTS     25   Statements of assets and liabilities,
                              operations, and changes in net
                              assets,
                              as well as financial highlights.

NOTES                    29   Notes to the financial statements.

REPORT OF INDEPENDENT    32   The auditors' opinion.
ACCOUNTANTS

To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
PRESIDENT'S MESSAGE


DEAR SHAREHOLDER:
Although stocks have managed to post solid returns through the first eight months of 1996, signs of strength in the economy have led to inflation fears, causing some uncertainty in both the stock and bond markets so far this year. In 1995, both stock and bond markets posted strong results, while the year before, stocks posted below-average returns and bonds had one of the worst years in history.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
Keeping in mind that the effects of interest rate changes on your bond investments will only be "paper" gains or losses unless you sell your shares, staying in your bond fund may be appropriate if your investment horizon is at least a year or more. The longer your investing time frame, the more likely it is that you will retain your principal investment through both up and down markets. For example, a 10-year time frame, such as saving for a college education, enables you to weather these ups and downs in a long-term fund, which has higher potential returns. An intermediate-length fund could be appropriate if your investment horizon is two to four years, and a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government.
No matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
If you have any questions, please call us at 1-800-544-8888. We stand ready to provide the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in share price, reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells bonds that have grown in value), and the effect of the $5 account closeout fee on an average sized account. You can also look at the fund's income to measure performance. If Fidelity had not reimbursed certain fund expenses during the periods shown, the total returns and dividends would have been lower. CUMULATIVE TOTAL RETURNS
PERIODS ENDED AUGUST 31, 1996                PAST 1   PAST 5   LIFE OF
                                             YEAR     YEARS    FUND

Spartan Municipal Income                     5.73%    42.07%   61.25%

Lehman Brothers Municipal Bond               5.24%    43.10%   n/a
Index

General Municipal Debt Funds Average         4.68%    39.84%   n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on June 4, 1990. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Municipal Bond Index, which is a total return performance benchmark for investment-grade municipal bonds with maturities of at least one year. To measure how the fund's performance stacked up against its peers, you can compare it to the general municipal debt funds average, which reflects the performance of 228 mutual funds with similar objectives tracked by Lipper Analytical Services, Inc., over the past 12 months. Both benchmarks include reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED AUGUST 31, 1996          PAST 1   PAST 5   LIFE OF
                                       YEAR     YEARS    FUND

Spartan Municipal Income               5.73%    7.28%    7.95%

Lehman Brothers Municipal Bond         5.24%    7.43%    n/a
Index

General Municipal Debt Funds Average   4.68%    6.93%    n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19960831 19960920 135040 S00000000000001
             SPARTAN Muni Income          LB Muni Bond
             00424                       LB001
  1990/06/30      10000.00                    10000.00
  1990/07/31      10181.47                    10147.00
  1990/08/31       9974.13                     9999.67
  1990/09/30      10017.45                    10005.37
  1990/10/31      10121.86                    10186.86
  1990/11/30      10359.04                    10391.72
  1990/12/31      10425.75                    10436.92
  1991/01/31      10552.62                    10576.99
  1991/02/28      10615.55                    10669.01
  1991/03/31      10668.63                    10672.85
  1991/04/30      10826.11                    10814.80
  1991/05/31      10964.35                    10910.94
  1991/06/30      10953.33                    10900.14
  1991/07/31      11104.20                    11032.90
  1991/08/31      11235.65                    11178.21
  1991/09/30      11366.05                    11323.75
  1991/10/31      11464.38                    11425.66
  1991/11/30      11473.44                    11457.54
  1991/12/31      11749.13                    11703.42
  1992/01/31      11748.25                    11730.10
  1992/02/29      11767.00                    11733.85
  1992/03/31      11790.50                    11738.20
  1992/04/30      11901.94                    11842.67
  1992/05/31      12060.81                    11982.05
  1992/06/30      12251.66                    12183.11
  1992/07/31      12617.10                    12548.36
  1992/08/31      12463.72                    12426.02
  1992/09/30      12528.58                    12507.28
  1992/10/31      12314.68                    12384.34
  1992/11/30      12593.65                    12606.14
  1992/12/31      12733.75                    12734.85
  1993/01/31      12911.12                    12882.95
  1993/02/28      13428.86                    13348.93
  1993/03/31      13302.85                    13207.83
  1993/04/30      13405.29                    13341.10
  1993/05/31      13522.57                    13416.08
  1993/06/30      13771.87                    13639.99
  1993/07/31      13813.52                    13657.86
  1993/08/31      14152.89                    13942.22
  1993/09/30      14341.53                    14101.02
  1993/10/31      14355.75                    14128.23
  1993/11/30      14225.03                    14003.76
  1993/12/31      14556.48                    14299.38
  1994/01/31      14731.96                    14462.68
  1994/02/28      14312.81                    14088.10
  1994/03/31      13549.60                    13514.43
  1994/04/30      13630.73                    13629.03
  1994/05/31      13756.37                    13747.20
  1994/06/30      13646.90                    13663.20
  1994/07/31      13923.30                    13913.65
  1994/08/31      13952.58                    13961.79
  1994/09/30      13717.14                    13756.83
  1994/10/31      13384.65                    13512.51
  1994/11/30      13046.95                    13268.20
  1994/12/31      13377.33                    13560.23
  1995/01/31      13835.66                    13947.79
  1995/02/28      14273.14                    14353.39
  1995/03/31      14444.05                    14518.31
  1995/04/30      14453.93                    14535.44
  1995/05/31      14932.12                    14999.27
  1995/06/30      14780.26                    14868.77
  1995/07/31      14908.87                    15009.73
  1995/08/31      15096.82                    15200.05
  1995/09/30      15238.94                    15296.27
  1995/10/31      15441.75                    15518.68
  1995/11/30      15716.87                    15776.13
  1995/12/31      15863.39                    15927.74
  1996/01/31      16007.18                    16047.99
  1996/02/29      15918.95                    15939.67
  1996/03/31      15712.61                    15735.96
  1996/04/30      15656.47                    15691.43
  1996/05/31      15648.76                    15685.15
  1996/06/30      15792.96                    15855.96
  1996/07/31      15955.91                    16000.25
  1996/08/30      15963.31                    15996.41
IMATRL PRASUN   SHR__CHT 19960831 19960920 135045 R00000000000123

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Spartan Municipal Income Fund on June 30, 1990, shortly after the fund started. As the chart shows, by August 31, 1996, the value of the investment would have grown to $15,963 - a 59.63% increase on the initial investment. This assumes the fund was still owned on August 31, 1996, and therefore does not include the effect of the $5 account closeout fee on an average sized account. For comparison, look at how the Lehman Brothers Municipal Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $15,996 - a 59.96% increase.

UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return, and yield
of a fund that invests in
bonds will vary. That means if
you sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)
TOTAL RETURN COMPONENTS
            YEARS ENDED AUGUST 31,

            1996                     1995   1994   1993   1992

Dividend return                     5.32%   6.26%   5.54%    6.69%    7.15%

Capital appreciation return         0.41%   1.93%   -6.96%    6.86%    3.77%

Total return                        5.73%   8.19%   -1.42%   13.55%   10.92%

DIVIDEND returns and capital appreciation returns are both part of a bond fund's total return. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or gains are reinvested. Capital appreciation and total returns include the effect of the $5 account closeout fee on an average sized account.
DIVIDENDS AND YIELD

PERIODS ENDED AUGUST 31, 1996            PAST          PAST 6         PAST 1
                                         MONTH         MONTHS         YEAR

Dividends per share                      4.48(cents)   26.62(cents)   53.46(cents)

Annualized dividend rate                 5.10%         5.17%          5.19%

30-day annualized yield                  5.02%         -              -

30-day annualized tax-equivalent yield   7.84%         -              -


DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.34 over the past month, $10.22 over the past six months and $10.31 over the past year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 36% federal tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Increased demand for municipal
bonds in the face of continued low
supply allowed municipal bonds to
outperform taxable debt securities
during the 12 months ended
August 31, 1996. While the bond
market in general has been on a
slow slide throughout much of
1996, municipals have held their
ground better than most. For the
past 12 months, the Lehman
Brothers Municipal Bond Index -
a broad measure of the municipal
bond market - had a total return
of 5.24%. In comparison, the
Lehman Brothers Aggregate Bond
Index - a proxy for
investment-grade taxable bonds
- had a total return of 4.11%.
Factors that helped munis
outperform included a lack of
supply of new issues, strong
demand for municipal bonds from
insurance companies and the
diminishing likelihood of
significant tax reform in the near
future. Like most domestic bonds,
munis were hurt by
stronger-than-expected signs of
strength in the economy earlier in
1996. Nevertheless, the market
conditions that supported the
muni market prevailed to the point
that munis ended the period
trading at expensive levels
relative to their taxable
counterparts.
An interview with David Murphy, Portfolio Manager of Spartan
Municipal Income Fund
Q. DAVID, HOW HAS THE FUND PERFORMED?
A. It's done quite well. For the one-year period ended August 31, 1996, the fund compiled a return of 5.73%. This compared favorably to both the general municipal debt funds average, maintained by Lipper Analytical Services, which had a return of 4.68% over the same period and the Lehman Brothers Municipal Bond Index, which posted a one-year return of 5.24%.
Q. WHAT SPECIFIC METHODS OR STRATEGIES PROVED USEFUL IN GUIDING THE FUND TO ITS STRONG SHOWING?
A. There are a couple of factors I'd like to touch upon. First, as I mentioned six months ago, we've continued to reduce our non-investment-grade holdings to the point where those securities now account for less than 1% of the portfolio. Second, we chose to change our focus from longer-term issues - those with maturities of 20 years or longer
- to issues in the 10- to 15-year maturity ranges. The main reason behind this switch in strategy was that we identified bonds with 10- to 15-year maturities as providing fairly high yields relative to their longer-term counterparts. Finally, by not making rash decisions based on short-term market conditions, I was able to focus on other means of trying to boost performance.
Q. DID YOU MAKE ANY SECTOR SHIFTS DURING THE PERIOD?
A. Yes, and I think that's another strategy that panned out well. The most significant change is reflected in the health care sector, where we've gone from a 10.8% position a year ago to 2.9% at the end of the period. This reduction was partly due to my emphasis on reducing the fund's non-investment-grade holdings. Many of the non-investment-grade issues in the portfolio were hospital or health care facility bonds that weren't performing as well as I would have liked. The health care sector in general continued to undergo dramatic changes during the period. Hospitals have had trouble keeping their expenses in line with revenues, which have been falling. In terms of state issuance, I increased the fund's positions in both Texas and California as their respective economies began to improve.
Q. WERE THERE ANY INDIVIDUAL HOLDINGS THAT PLAYED A KEY ROLE IN THE PORTFOLIO'S PERFORMANCE?
A. We had a couple of instances of "addition by subtraction." By that I mean the sale of specific holdings resulted in significant contributions. A good example is the fund's position in a B-rated hospital bond that was issued by East Texas Health
Facilities for Palestine Memorial Hospital. This security detracted from performance in the early stages of the period, but the successful tender of these bonds during the second half of the period turned it into a positive situation for the fund. We were also able to sell two other positions - bonds issued by Great Lakes Pulp and Paper and Ford Heights, a waste-to-energy plant - before negative developments occurred. While these bonds didn't enhance performance, they would have been major underperformers if we had held onto them.
Q. WHAT SORTS OF THINGS DO YOU CONSIDER WHEN DETERMINING THE OVERALL STRUCTURE OF THE PORTFOLIO?
A. I place a lot of emphasis on the price breakdown of the bonds. I prefer to have a lighter position in what we call "par" bonds - bonds with prices between $97 and $102 - and a heavier weighting in discount, or premium, bonds - those with prices below $97 or above $102. There are a couple of reasons behind this strategy. First, I feel that par bonds are more susceptible to call risk, where the issuer can redeem an issue before its maturity. Second, individual investors - who account for much of the demand for municipal bonds - often prefer the par bonds. As discount bonds move towards par, this increase in value makes them a good sale for the fund.
Q. WHAT'S YOUR OUTLOOK FOR THE NEXT SIX MONTHS?
A. I think we'll see a continuation of the strong retail demand we've recently witnessed. As the market stabilizes, as it is attempting to do, I think more and more investors may consider bonds as an investment alternative.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: provide high current
income exempt from federal
taxes by investing in
higher-grade and upper-grade
securities
START DATE: April 26, 1993
SIZE: as of August 31, 1996,
more than $216 million
MANAGER: Norm Lind, since
1995; manager, Fidelity New
York Insured Municipal
Income Fund, since 1994;
Fidelity Advisor
Short-Intermediate Municipal
Income, Spartan New York
Municipal Income, Spartan
Short-Intermediate Municipal
Income, Spartan New York
Intermediate Municipal
Income, since 1995; Fidelity
New York Municipal
Income, since 1993; joined
Fidelity in 1986
(checkmark)
NORM LIND ON THE FUND'S TEXAS
HOLDINGS:
"At the end of the period,
bonds issued in Texas
accounted for the fund's
largest state concentration. A
large majority of these are
issued by the Permanent
School Fund (PSF), which is
an agency established as a
financing mechanism for the
school districts in Texas. The
bonds issued by this entity are
backed by impressive
collateral. Collateral refers to
the assets pledged to a lender
until a loan is repaid. If the
borrower defaults, PSF will
step into the role of the issuing
school district and pay the
obligation. PSF's collateral
exceeds by many times its
outstanding debt. In our view,
that and other factors makes
the issuer very strong from a
credit perspective."
INVESTMENT CHANGES


TOP FIVE STATES AS OF AUGUST 31, 1996
             % OF FUND'S   % OF FUND'S
             INVESTMENTS   INVESTMENTS
                           IN THESE STATES
                           6 MONTHS AGO

Texas        15.3          11.2

California   14.4          10.9

New York     12.2          12.4

Washington   5.8           5.3

Florida      5.5           6.1

TOP FIVE SECTORS AS OF AUGUST 31, 1996
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       IN THESE SECTORS
                                       6 MONTHS AGO

General Obligation       36.8          34.1

Electric Revenue         18.3          11.0

Industrial Development   8.4           8.3

Water & Sewer            7.1           7.8

Education                6.1           4.9

AVERAGE YEARS TO MATURITY AS OF AUGUST 31, 1996
               6 MONTHS AGO

Years   13.8   13.3

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF AUGUST 31, 1996
               6 MONTHS AGO

Years    7.5    7.6

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE. EFFECTIVE JUNE, 1996, THE MODEL USED TO CALCULATE DURATIONS MAY HAVE BEEN SLIGHTLY MODIFIED IN ORDER TO FURTHER REFINE THIS INFORMATION. THESE CHANGES IN METHODOLOGY MAY PRODUCE ADJUSTMENTS IN HISTORICAL DURATION FIGURES. QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF AUGUST 31, 1996 AS OF FEBRUARY 29, 1996
Row: 1, Col: 1, Value: 5.0
Row: 1, Col: 2, Value: 2.0
Row: 1, Col: 3, Value: 18.0
Row: 1, Col: 4, Value: 40.0
Row: 1, Col: 5, Value: 35.0
Row: 1, Col: 1, Value: 6.4
Row: 1, Col: 2, Value: 3.4
Row: 1, Col: 3, Value: 15.6
Row: 1, Col: 4, Value: 40.0
Row: 1, Col: 5, Value: 34.6
Aaa, Aa, A 75.7%
Baa 17.8%
Non-rated 1.9%
Short-term
investments 4.6%
Aaa, Aa, A 74.6%
Baa 15.6%
Non-rated 3.4%
Short-term
investments 6.4%
SHOWN AS A PERCENTAGE OF THE FUND'S INVESTMENTS. WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. UNRATED DEBT SECURITIES THAT ARE EQUIVALENT TO BA AND BELOW ACCOUNTED FOR 0.9% AND 1.9% OF THE FUND'S INVESTMENTS ON AUGUST 31, 1996, AND FEBRUARY 29, 1996, RESPECTIVELY. INVESTMENTS AUGUST 31, 1996

Showing Percentage of Total Value of Investment in Securities


MUNICIPAL BONDS - 95.4%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
ALASKA - 1.3%
Alaska Student Loan Corp. Student Loan Rev.
Series A (c):
 7.30% 7/1/00 (AMBAC Insured)  Aaa $ 1,100,000 $ 1,175,625
  5.90% 7/1/03 (AMBAC Insured)  Aaa  1,070,000  1,088,725
North Slope Borough Gen. Oblig.
(Cap. Appreciation):
 Series A, 0% 6/30/99 (MBIA Insured)  Aaa  3,500,000  3,066,875
  Series B, 0% 6/30/05
  (Cap. Guaranty Insured)  Aaa  2,500,000  1,581,250
  6,912,475
ARIZONA - 2.8%
Arizona State Univ. Rev. Rfdg. Sys.
6% 7/1/07 (f)  A1  1,250,000  1,318,750
Chandler:
7.375% 7/1/09 (FGIC Insured)  Aaa  1,000,000  1,173,750
 4.375% 7/1/12 (FGIC Insured)  Aaa  1,000,000  850,000
Maricopa County Series C, 8.90% 7/1/99  A  3,950,000  4,394,375
Pima County Unified School Dist. Tucson Proj.
of 1989 Series G, 8% 7/1/04 (MBIA Insured)  Aaa  2,000,000  2,385,000
Tucson Ltd. Tax Rfdg. 7.50% 7/1/01  Aa  2,525,000  2,818,531
Tucson Wtr. Rev. Series D:
9.75% 7/1/07  A1  500,000  678,750
 9.75% 7/1/08  A1  500,000  686,875
 9.75% 7/1/09  A1  750,000  1,042,500
  15,348,531
ARKANSAS - 0.3%
Arkansas State College Savings
(Cap. Appreciation) Series A:
 0% 6/1/03  Aa  1,280,000  899,200
  0% 6/1/04  Aa  1,110,000  733,976
  1,633,176
CALIFORNIA - 13.4%
California Gen. Oblig.:
6.50% 3/1/02 (AMBAC Insured)  Aaa  2,525,000  2,736,469
 6.75% 5/1/03  A1  1,000,000  1,100,000
 6.60% 2/1/10  A1  5,205,000  5,712,488
 5.25% 10/1/13  A1  3,000,000  2,805,000
 5.25% 10/1/16  A1  3,200,000  2,956,000
 5.25% 10/1/17  A1  3,500,000  3,228,750
 6.25% 10/1/19  A1  2,260,000  2,449,275
California Hsg. Fin. Agcy. Rev. (Home Mtg.):
Series 1983 A, 0% 2/1/15  Aa  187,000  30,438
 Series A, 5.30% 8/1/14 (MBIA Insured)  Aaa  1,000,000  980,000
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
CALIFORNIA - CONTINUED
California Pub. Wks. Board Lease Rev.:
(California State Univ. Proj.) Series A,
 5.50% 6/1/14  A1 $ 5,500,000 $ 5,225,000
 (Secretary of State) Series A, 6% 5/1/13  A1  3,500,000  3,456,250
 (Various California State Univ. Projs.):
 Series A, 6% 10/1/14  A  1,000,000  993,750
  Series B, 5.55% 6/6/10  A1  1,500,000  1,468,125
California Rural Home Mtg. Fin. Auth. Lease Rev.
Series A, 4.45% 8/1/01 (MBIA Insured)  Aaa  1,000,000  983,750
Central Valley Fing. Auth. Cogeneration Proj. Rev.
(Carson Ice Gen. Proj.) 6.20% 7/1/20  BBB-  4,075,000  3,978,219
Contra Costa Trans. Auth. Sales Tax Rev. Series A,
6% 3/1/07 (FGIC Insured)  Aaa  3,500,000  3,710,000
East Bay Mun. Util. Dist. Wtr. Sys. Rev. Rfdg.
6.10% 6/1/07  A1  1,250,000  1,318,750
Encintas Unified School Dist. (Cap. Appreciation)
0% 8/1/05 (MBIA Insured)  Aaa  1,500,000  937,500
Industry Urban Ind. Dev. Agcy. Rev. (Civic
Recreational Proj.#1-B) 7.375% 5/1/15  -  1,140,000  1,178,224
Long Beach Hbr. Rev. (c):
9% 5/15/02 (MBIA Insured)  Aaa  1,275,000  1,525,219
 8.50% 5/15/03 (MBIA Insured)  Aaa  1,235,000  1,471,194
San Francisco City & County Swr. Rev. Rfdg.
5.90% 10/1/08 (AMBAC Insured)  Aaa  5,000,000  5,143,750
San Joaquin County Ctfs. of Prtn. (Cap. Facs.
Proj.) 4.90% 11/15/08 (MBIA Insured)  Aaa  4,000,000  3,825,000
South Orange County Pub. Fing. Auth. Spl. Tax
Rev. (Foothill Area) Series C, 7.50% 8/15/07
(FGIC Insured)  Aaa  2,500,000  2,953,125
University of California Rev. Rfdg. (Multiple
Purp. Projs.) Series C, 5.125% 9/1/13
(AMBAC Insured)  Aaa  1,800,000  1,653,750
West & Central Basin Fin. Auth. Series C:
5.20% 8/1/07 (AMBAC Insured)   Aaa  5,800,000  5,727,500
 5.25% 8/1/08 (AMBAC Insured)   Aaa  6,100,000  5,993,250
  73,540,776
COLORADO - 3.0%
Colorado Health Facs. Auth. Rev. Rfdg.
(Rocky Mountain Adventist) 6.625% 2/1/13  Baa  6,500,000  6,565,000
Denver City & County Arpt. Rev.:
(Cap. Appreciation) (c):
 0% 11/15/02 (MBIA Insured)   Aaa  4,900,000  3,528,000
  0% 11/15/05 (MBIA Insured)   Aaa  3,000,000  1,800,000
 Series A (c):
 6.60% 11/15/97  Baa  1,000,000  1,022,500
  6.90% 11/15/98  Baa  1,000,000  1,042,500
 Series D, 7% 11/15/25  Baa  2,500,000  2,543,750
  16,501,750
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
CONNECTICUT - 1.1%
Connecticut Gen. Oblig. Series A, 7% 3/15/03  Aa $ 3,000,000 $ 3,345,000
Connecticut Health & Ed. Facs. Auth. Rev.
(St. Raphael Hosp.) 5.30% 7/1/10
(AMBAC Insured)  Aaa  2,990,000  2,900,300
  6,245,300
DISTRICT OF COLUMBIA - 2.0%
District of Columbia Hosp. Rev. (Hosp. for
Sick Children) Series A, 8.875% 1/1/21  -  3,395,000  3,598,700
District of Columbia Redev. Land Agcy. Spl.
Tax Rev. (Washington D.C. Sports Arena):
 4.50% 11/1/96  Baa  1,700,000  1,699,099
  5.40% 11/1/00  Baa  1,000,000  992,500
  5.625% 11/1/10  Baa  1,250,000  1,198,438
Metropolitan Washington Arpt. Auth. Gen. Arpt.
Rev. Series A, 7.25% 10/1/10
(FGIC Insured) (c)  Aaa  3,000,000  3,281,250
  10,769,987
FLORIDA - 5.1%
Broward County Resource Recovery Rev.
(SES Broward Co. LP South Proj.)
7.95% 12/1/08  A  4,335,000  4,752,244
Florida Muni. Pwr. Agcy. Rev. Rfdg. (Stanton II
Proj.) 4.50% 10/1/16 (AMBAC Insured)  Aaa  3,000,000  2,505,000
Jacksonville Elec. Auth. Rev. 6% 7/1/01
(Escrowed to Maturity) (d)  Aaa  845,000  866,125
Jacksonville Port Auth. Rev. 5.75% 11/1/09
 (MBIA Insured) (c)  Aaa  1,000,000  996,250
Lakeland Elec. & Wtr. Rev. Rfdg. Jr. Sub. Lien:
6.50% 10/1/04 (FGIC Insured)  Aaa  13,755,000  15,182,081
 6.50% 10/1/06 (FGIC Insured)  Aaa  1,000,000  1,107,500
 6.50% 10/1/09 (FGIC Insured)  Aaa  2,500,000  2,753,125
  28,162,325
GEORGIA - 1.2%
Fulton County School Dist. Rfdg. 6.375% 5/1/14  Aa  2,000,000  2,165,000
Fulton County Wtr. & Swr. Rev.
6.25% 1/1/08 (FGIC Insured)  Aaa  2,100,000  2,254,875
Georgia Residential Fin. Auth. Home Ownership
Mtg. Series 1984 B, 0% 12/1/15  Aa  17,645,000  2,161,513
  6,581,388
HAWAII - 0.3%
Hawaii Arpts. Sys. Rev. 2nd Series,
7.50% 7/1/20 (FGIC Insured) (c)  Aaa  1,500,000  1,646,250
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
IDAHO - 0.6%
Idaho Falls Elec. Rfdg. 0% 4/1/07
(FGIC Insured)  Aaa $ 2,500,000 $ 1,428,125
Idaho Hsg. Agcy. Single Family Mtg.
Series 1991 B, 7.50% 7/1/24 (c)  AA  2,100,000  2,176,125
  3,604,250
ILLINOIS - 3.6%
Chicago Gen. Oblig. Rfdg. Series B,
5.125% 1/1/15 (AMBAC Insured)  Aaa  2,250,000  2,058,750
Chicago O'Hare Int'l. Arpt.:
Spl. Facs. Rev.:
 (United Airlines, Inc.) 8.25% 5/1/99 (c)  Baa3  2,845,000  3,033,481
  Rfdg. Sr. Lien Series A, 5% 1/1/12  A1  4,500,000  4,134,375
 Rfdg. (2nd Lien) Series A, 6.375%
 1/1/15 (MBIA Insured)  Aaa  1,500,000  1,550,625
Chicago Park Dist. Rfdg. 6.25% 1/1/09,
(FGIC Insured)  Aaa  750,000  789,375
Chicago Residential Mtg. Rev. Rfdg.
(Cap. Appreciation) Series B, 0% 10/1/09,
(MBIA Insured)  Aaa  7,470,000  2,997,338
DeKalb Single Family Mtg. Rev. Series A,
7.45% 12/1/09 (GNMA Coll.) (c)  Aaa  1,695,000  1,777,631
Metropolitan Pier & Exposition Auth. Dedicated
Tax Rev.:
 (McCormick Place Expansion Proj.)
  Series A, 0% 6/15/09 (FGIC Insured)  Aaa  2,175,000  1,030,406
  0% 6/15/00 (AMBAC Insured)  Aaa  2,700,000  2,237,625
  19,609,606
INDIANA - 0.2%
Indianapolis Resource Recovery Rev. Rfdg.
(Ogden Martin Sys. Inc. Proj.) 6.75% 12/1/06
(AMBAC Insured) (b)  Aaa  1,000,000  1,110,000
KANSAS - 0.9%
Johnson County Unified School Dist. #512
(Shawnee Mission):
 8% 10/1/03  Aa1  1,015,000  1,202,775
  8% 10/1/04  Aa1  1,225,000  1,470,000
  8% 10/1/05  Aa1  1,250,000  1,514,063
Reno County Mtg. Rev. Rfdg. (Single Family)
Series B, 8.70% 9/1/11  Aa  710,000  758,813
  4,945,651
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
KENTUCKY - 1.0%
Kenton County Arpt. Board Arpt. Rev.
(Spl. Facs Delta Proj. A) 7.125% 2/1/21 (c)  Baa3 $ 3,500,000 $ 3,635,625
Owensboro Elec. Lt. & Pwr. Rev. Series B,
0% 1/1/10 (AMBAC Insured)  Aaa  4,000,000  1,845,000
  5,480,625
LOUISIANA - 1.6%
Louisiana Gen. Oblig. Series A,
6.75% 5/15/04 (MBIA Insured)  Aaa  7,865,000  8,671,163
MARYLAND - 1.0%
Baltimore Rfdg. Consolidated Pub. Impt.
7.25% 10/15/05 (FGIC Insured)  Aaa  3,100,000  3,572,750
Montgomery County Consolidated Pub. Impt.
Series B, 6.80% 11/1/06 (Pre-Refunded to
11/1/99 @ 102) (d)  Aaa  1,660,000  1,801,100
  5,373,850
MASSACHUSETTS - 4.5%
Massachusetts Bay Trans. Auth. Rfdg. (Gen.
Trans. Sys.) Series A, 5.50% 3/1/12  A1  5,000,000  4,918,750
Massachusetts Edl. Loan Auth. (Edl. Loan Rev.)
Issue E, Series B (c):
 5.75% 7/1/05 (AMBAC Insured)  Aaa  3,090,000  3,186,563
  5.85% 7/1/06 (AMBAC Insured)  Aaa  3,680,000  3,804,200
  5.95% 7/1/09 (AMBAC Insured)  Aaa  3,980,000  4,114,325
Massachusetts Gen. Oblig. Consolidated Loan
Series A, 6% 6/1/11  A1  1,400,000  1,435,000
Massachusetts Gen. Oblig. Rfdg. Series A,
6.25% 7/1/03  A1  1,600,000  1,724,000
New England Ed. Loan Marketing Corp. Rev.
Rfdg. (Student Loan):
 Series A, 5.70% 7/1/05 (c)  A1  4,375,000  4,385,938
  Series B, 5.40% 6/1/00  A1  1,000,000  1,012,500
  24,581,276
MINNESOTA - 0.8%
Minneapolis Rfdg. (Sports Arena Proj.)
(Cap. Appreciation) 0% 12/1/03  Aaa  1,175,000  813,688
Northern Minnesota Muni. Pwr. Agcy. Elec. Sys.
Rev. Rfdg. Series A, 7.25% 1/1/16  A  1,700,000  1,797,750
Western Muni. Pwr. Agcy. Pwr. Supply Rev. Rfdg.
Series A, 5.50% 1/1/12 (AMBAC Insured) (b)  Aaa  1,750,000  1,704,063
  4,315,501
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
MISSISSIPPI - 0.3%
Mississippi Hosp. Equip. & Facs. Auth. Rev.
(Rush Med. Foundation Proj.) Series A,
8.75% 1/1/16  Baa $ 1,500,000 $ 1,616,250
MONTANA - 1.8%
Montana Board of Investment Payroll Tax:
(Workers Compensation):
 6.875% 6/1/20 (MBIA Insured)
  (Escrowed to Maturity) (d)  Aaa  2,005,000  2,223,044
  6.875% 6/1/20 (MBIA Insured)
  (Escrowed to Maturity) (d)  Aaa  1,255,000  1,361,675
 6.875% 6/1/20 (MBIA Insured)  Aaa  3,870,000  4,184,438
Montana Coal Severance Tax Rfdg.
(Broadwater Pwr. Proj.) Series A,
6.875% 12/1/11 (c)  A1  2,000,000  2,072,500
  9,841,657
NEBRASKA - 1.0%
Omaha Pub. Pwr. Dist. Elec. Rev. Series C,
5.50% 2/1/14  Aa  5,650,000  5,480,500
NEVADA - 0.2%
Clark County Ind. Dev. Rev. (Southwest Gas
Corp.) Series A, 6.50% 12/1/33 (c)  Baa3  1,000,000  962,500
NEW JERSEY - 0.8%
New Jersey Health Care Facs. Fing. Auth.
Rev. (Atlantic City Med. Ctr.) Series B,
8.375% 8/1/20 (FHA Guaranteed)
(Pre-Refunded to 2/1/98 @ 102) (d)  Aaa  1,250,000  1,328,125
New Jersey Trans. Trust Fund Auth. (Trans. Sys.)
Series B, 6.50% 6/15/10 (MBIA Insured)  Aaa  3,000,000  3,300,000
  4,628,125
NEW MEXICO - 1.0%
Albuquerque Arpt. Rev. Series A, 6.60% 7/1/16
(AMBAC Insured) (c)  Aaa  2,375,000  2,520,469
Hobbs Single Family Mtg. Rev. Rfdg. 8.75% 7/1/11  A  1,485,000  1,590,806
New Mexico Edl. Assistance Foundation Student
Loan Rev. Series B, 5.25% 4/1/05
(AMBAC Insured) (c)  Aaa  1,455,000  1,436,813
  5,548,088
NEW YORK - 12.2%
Metropolitan Trans. Auth. Commuter Facs.
Rev. Series A, 6% 7/1/16 (FGIC Insured)  Aaa  2,000,000  2,020,000
Metropolitan Trans. Auth. Svc. Contract
(Trans. Facs.) Series O, 5.75% 7/1/08  Baa1  3,840,000  3,782,400
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York City Gen. Oblig.:
Rfdg. Series B, 5.70% 8/15/02  Baa1 $ 2,000,000 $ 2,017,500
 Rfdg. Series E, 5.40% 2/15/03  Baa1  2,285,000  2,245,013
 Series A, 7.75% 8/15/07  Baa1  4,000,000  4,440,000
 Series B, 7.50% 2/1/04  Baa1  1,500,000  1,623,750
 Series G, 5.40% 2/1/01  Baa1  3,000,000  3,015,000
 Series G, 5.60% 2/1/02  Baa1  1,875,000  1,882,031
 7.50% 2/1/03  Baa1  5,000,000  5,462,500
New York State Dorm. Auth. Rev. Rfdg.:
(State Univ. Edl. Facs.) Series A:
 5.50% 5/15/09  Baa1  4,000,000  3,860,000
  5.50% 5/15/13  Baa1  13,100,000  12,330,375
  5.875% 5/15/17  Baa1  3,565,000  3,458,050
 (Suffolk County Judicial Facs.) Series A,
 9.50% 4/15/14  Baa1  7,000,000  8,140,300
New York State Local Gov't. Assistance Corp.:
Rfdg. Series C, 5.50% 4/1/17  A  5,000,000  4,768,750
 Rfdg. Series E, 5.25% 4/1/16  A  4,075,000  3,794,844
 Series B, 6% 4/1/18  A  1,500,000  1,507,500
Triborough Bridge & Tunnel Auth. Rev.
(Convention Ctr. Proj.) Series E, 7.25% 1/1/10  Baa1  2,325,000  2,589,469
  66,937,482
NORTH CAROLINA - 1.2%
North Carolina Eastern Muni. Pwr. Agcy. Pwr.
Sys. Rev. Rfdg. Series C, 7% 1/1/07  A  2,000,000  2,172,500
North Carolina Muni. Pwr. Agcy. #1 Catawba
Elec. Rev. 5.25% 1/1/09 (MBIA Insured)  Aaa  4,655,000  4,556,081
  6,728,581
NORTH DAKOTA - 1.0%
Mercer County Poll. Cont. Rev. Rfdg. (Basin
Electric Pwr.) (Antelope Valley Station Proj.)
7.20% 6/30/13 (AMBAC Insured)  Aaa  5,000,000  5,775,000
OHIO - 2.6%
Bedford Hosp. Impt. Rev. Rfdg. (Bedford Commty.
Hosp.) Series 1990, 8.50% 5/15/09,
(Escrowed to Maturity) (d)  -  980,000  1,093,925
Euclid City School Dist. (Cap. Appreciation):
0% 12/1/02 (AMBAC Insured)  Aaa  1,265,000  934,519
 0% 12/1/03 (AMBAC Insured)  Aaa  1,265,000  883,919
Ohio Hsg. Fin. Agcy. Mtg. Rev. (Oakleaf-Toledo
Apts. Proj.) 10.25% 12/20/25 (GNMA Coll.)  AAA  1,580,000  1,801,200
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
OHIO - CONTINUED
Ohio State Bldg. Auth.:
(Adult Correctional Facs.) Series A,
 5.95% 10/1/14 (MBIA Insured)  Aaa $ 4,000,000 $ 4,035,000
 (Workers Compensation Bldg. A)
 4.75% 4/1/14  A  5,000,000  4,331,250
Ohio Wtr. Dev. Auth. Rev. Rfdg. (Impt. Pure Wtr.
5.75% 6/1/06 (MBIA Insured)  Aaa  1,000,000  1,042,500
  14,122,313
OREGON - 1.6%
Port Morrow Poll. Ctr. Rev. (Pacific Northwest)
Series A, 8% 7/15/11  AA-  3,295,000  3,727,469
Portland Series B:
7% 6/1/00  Aaa  1,385,000  1,502,725
 7% 6/1/01  Aaa  1,480,000  1,629,850
Portland Swr. Sys. Rev. Series A, 6.25% 6/1/15  A1  1,875,000  1,938,281
  8,798,325
PENNSYLVANIA - 2.8%
Philadelphia Hosp. & Higher Ed. Facs. Auth.
Hosp. Rev. Rfdg. 5.70% 7/1/01  Baa1  1,000,000  1,001,250
Philadelphia Wtr. & Wastewtr. Rev.
5.65% 6/15/12 (FGIC Insured)  Aaa  12,000,000  11,640,000
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev.
Rfdg. Series A, 0% 9/1/04 (FGIC Insured)
(Escrowed to Maturity) (d)  Aaa  3,900,000  2,574,000
  15,215,250
SOUTH CAROLINA - 0.4%
South Carolina Ed. Assistance Auth. Rev.
6.625% 9/1/06 (c)  AA  2,000,000  2,087,500
TEXAS - 13.6%
Alliance Arpt. Auth. Spl. Facs. Rev. (c):
(American Airlines, Inc. Proj.) 7.50% 12/1/29  Baa2  3,000,000  3,165,000
 (Federal Express Corp.) 6.375% 4/1/21  Baa2  3,000,000  2,902,500
Austin Independent School Dist. Rfdg. (Cap.
Appreciation) 0% 8/1/02 (PSF Guaranteed)  Aaa  2,100,000  1,569,750
Austin Util. Sys. Rev. Rfdg. (Cap. Appreciation):
Series A:
 0% 11/15/01 (MBIA Insured)  Aaa  1,000,000  771,250
  0% 11/15/08 (MBIA Insured)  Aaa  3,895,000  1,952,369
  0% 11/15/09 (AMBAC Insured)  Aaa  4,000,000  1,870,000
Clear Creek Independent School Dist. Rfdg.
(Cap. Appreciation) Series A,
0% 2/1/11 (PSF Guaranteed)  Aaa  4,000,000  1,745,000
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
TEXAS - CONTINUED
Corpus Christi Independent School Dist. Rfdg.
(Cap. Appreciation):
 0% 8/15/01 (PSF Guaranteed)  Aaa $ 1,535,000 $ 1,208,813
  0% 8/15/02 (PSF Guaranteed)  Aaa  2,165,000  1,615,631
Cypress-Fairbanks Independent School Dist.
Unltd. Tax Rfdg. (Cap. Appreciation)
0% 2/1/04 (PSF Guaranteed)  Aaa  1,250,000  854,688
Dallas-Fort Worth Int'l. Arpt. Facs. Impt. Corp.
Rev. (AMR Corp.) 7.50% 11/1/25 (c)  Baa2  7,000,000  7,402,500
Dallas-Fort Worth Reg. Arpt. Rev. Rfdg. Series A,
5.75% 11/1/02 (MBIA Insured)   Aaa  1,750,000  1,822,188
Dallas Gen. Oblig. 4.50% 2/15/14  Aa1  2,400,000  2,049,000
Dallas Independent School Dist. Rfdg.
(Cap. Appreciation) 0% 8/15/07
(PSF Guaranteed)  Aaa  1,000,000  552,500
El Paso Prop. Fin. Auth. Single Family Mtg. Rev.
Series A, 8.70% 12/1/18 (GNMA Coll.) (c)  Aaa  1,190,000  1,273,300
Grapevine-Colleyville Independent School Dist.
Rfdg. (Cap. Appreciation) 0% 8/15/06
(PSF Guaranteed)  Aaa  2,580,000  1,518,975
Harris County Cultural & Ed. Facs. Fin. Corp.
Rev. Rfdg. (Space Ctr. Houston Proj.):
 Series A, 9.25% 8/15/23  -  940,000  895,350
  Series B, 0% 8/15/23  -  2,375,000  599,688
Houston Independent School Dist. Rfdg. Series A,
0% 8/15/11 (PSF Guaranteed)  Aaa  6,400,000  2,704,000
Katy Independent School Dist. Rfdg.:
Ltd. Tax Series A, 0% 2/15/07
 (PSF Guaranteed)  Aaa  2,450,000  1,390,375
 0% 8/15/11 (PSF Guaranteed)  Aaa  4,170,000  1,761,825
Lower Colorado River Auth. Rev. Rfdg. (Cap.
Appreciation) 0% 1/1/09 (MBIA Insured)
(Escrowed to Maturity) (d)  Aaa  1,000,000  511,250
Lower Neches Valley Auth. Ind. Dev. Corp.
Swr. Facs. Rev. (Mobil Oil Refining Corp. Proj.)
6.40% 3/1/30 (c)  Aa2  13,815,000  13,970,419
Midlothian Independent School Dist. Rfdg.
(Cap. Appreciation):
 0% 2/15/07 (PSF Guaranteed)  Aaa  1,935,000  1,098,113
  0% 2/15/08 (PSF Guaranteed)  Aaa  1,520,000  809,400
  0% 2/15/10 (PSF Guaranteed)  Aaa  1,525,000  707,219
Round Rock Independent School Dist. Rfdg. &
School Bldg. (Cap. Appreciation)
0% 8/15/10 (MBIA Insured)  Aaa  5,000,000  2,256,250
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
TEXAS - CONTINUED
San Antonio Elec. & Gas Rev. Rfdg.:
(Cap. Appreciation):
 Series A, 0% 2/1/05 (AMBAC Insured)  Aaa $ 2,000,000 $ 1,272,500
  Series B, 0% 2/1/09 (FGIC Insured)  Aaa  2,000,000  980,000
 5.75% 2/1/11  Aa1  3,240,000  3,248,100
Spring Branch Independent School Dist. Rfdg.
0% 2/1/05 (PSF Guaranteed)  Aaa  5,725,000  3,692,625
Spring Independent School Dist. Unltd. Tax
4.875% 8/15/10 (PSF Guaranteed)  Aaa  2,500,000  2,328,125
Texas A&M Univ. Permanent Univ. Fund
5.50% 7/1/04  Aaa  1,275,000  1,314,844
Univ. of Texas Univ. Revs. Rfdg. (Fing. Sys.)
Series A:
 6% 8/15/04  Aa1  1,170,000  1,235,813
  6% 8/15/05  Aa1  1,000,000  1,055,000
Winters Wtrwks. & Swr. Sys. Rev. Rfdg. 8.50%
 8/1/17 (Pre-Refunded to 8/1/03 @ 100) (d)  -  500,000  598,750
  74,703,110
UTAH - 2.5%
Intermountain Pwr. Agcy. Pwr. Supply Rev. Rfdg.
Series A:
 6.50% 7/1/11 (AMBAC Insured) (b)  Aaa  1,000,000  1,052,500
  6% 7/1/16 (AMBAC Insured) (b)  Aaa  5,000,000  4,900,000
  6% 7/1/21 (AMBAC Insured) (b)  Aaa  5,000,000  4,862,500
 Series D, 5% 7/1/21  Aa  2,500,000  2,168,750
Utah Hsg. Fin. Agcy.:
(Residential Mtg.) (Cap. Appreciation)
 Series 1983 A, 0% 7/1/16  A+  2,190,042  284,705
 (Single Family Mtg.) Series G, 9.25% 7/1/19
 (FHA Guaranteed) (c)  AA  670,000  693,450
  13,961,905
VERMONT - 0.7%
Vermont Hsg. Fin. Agcy. Single Family Series 2,
7.30% 5/1/25 (c)  A1  1,500,000  1,543,125
Vermont Ind. Dev. Auth. Ind. Dev. Rev.
(Radisson Hotel) Series B-1, 7.75% 11/15/15  -  2,350,000  2,529,188
  4,072,313
VIRGINIA - 1.0%
Fairfax County Econ. Dev. Auth. Resource
Recovery Rev. (Ogden Martin Sys. Proj.)
Series A, 7.75% 2/1/11 (c)  A1  3,500,000  3,771,250
Upper Occoquan Swr. Auth. Rev. 4.75% 7/1/29
(MBIA Insured)  Aaa  2,000,000  1,665,000
Virginia Hsg. Dev. Auth. Residential Mtg.
(Single Family Mtg.) (Cap. Appreciation)
Series 1983 B, 0% 9/1/14  Aa  2,430,000  376,650
  5,812,900
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
WASHINGTON - 5.8%
Douglas County Pub. Util. Dist. #1 Wells
Hydroelec. Rev. Rfdg. (Pacific Pwr. & Lt. Co.)
8.75% 9/1/18  A $ 1,395,000 $ 1,726,313
Washington Gen. Oblig. Series 1996-A,
6.75% 7/1/02  Aa  3,560,000  3,893,750
Washington Motor Vehicle Fuel Tax Gen. Oblig.
Series B, 6.50% 9/1/03  Aa  5,000,000  5,450,000
Washington Pub. Pwr. Supply Sys. Rev.
Nuclear Proj. #2:
 Rfdg. Series C, 0% 7/1/05 (MBIA Insured)  Aaa  11,000,000  6,792,500
  5.40% 7/1/12   Aa  10,000,000  9,200,000
Washington Pub. Pwr. Supply Sys. Rev.
Nuclear Proj. #3 5.40% 7/1/12   Aa  5,000,000  4,550,000
  31,612,563
WYOMING - 0.2%
Sweetwater County Poll. Cont. Rev. Rfdg. (Idaho
Pwr. Co. Proj.) Series A, 6.05% 7/15/26  A3  1,000,000  981,250
TOTAL MUNICIPAL BONDS
(Cost $522,877,843)   523,919,492
MUNICIPAL NOTES (E) - 4.6%
ARIZONA - 0.6%
Coconino County Poll. Cont. Corp. Rev.
(Arizona Pub. Svc. Co. Navajo Proj.)
Series A, 4%, LOC Bank of America Nat'l.
Trust & Savings, VRDN (c)  P-1  200,000  200,000
Pima County Ind. Dev. Auth. Rev. (Tucson Elec.
Pwr. Co. Proj.) 3.60%, LOC Bankers
Trust Co., VRDN (c)  VMIG 1  300,000  300,000
Yavapi County Ind. Dev. Auth. Ind. Dev. Rev.
(Citizens Util. Co.) Series 1993, 3.65%,
VRDN (c)  A-1+  2,600,000  2,600,000
  3,100,000
CALIFORNIA - 1.0%
California Gen. Oblig. RAN 4.50% 6/30/97  MIG 1  1,500,000  1,508,340
Kern County Gen. Oblig. TRAN 4.50% 10/2/97  -  2,000,000  2,010,060
Los Angeles Unified School Dist. Tax & Rev.
Series B, TRAN 4.50% 9/30/97  MIG 1  2,000,000  2,008,940
  5,527,340
MUNICIPAL NOTES (E) - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
FLORIDA - 0.4%
Florida Hsg. Fin. Agency Multi-Family Hsg.
Rev. Rfdg. (Brandon-Oxford) Series 90C,
3.80%, VRDN  A-1 $ 2,200,000 $ 2,200,000
LOUISIANA - 0.1%
Plaquemines Parish Envir. Rev. (c):
(BP Expl. & Oil, Inc. Proj.) Series 1994,
 4%, VRDN   P-1  200,000  200,000
 Rfdg. Series 1997, 4%, VRDN  P-1  300,000  300,000
  500,000
MISSOURI - 0.7%
Missouri Higher Ed. Loan Auth. Student Loan
Rev. Series B, 3.55%, LOC Nat'l.
Westminster Bank, VRDN (c)  VMIG 1  4,000,000  4,000,000
NORTH CAROLINA - 0.1%
Halifax County Ind. Facs. Poll. Cont. Facs.
Auth. (Westmoreland Hadson Proj.)
(Roanoke Valley Proj.) Series 1991,
4.05%, LOC Cr. Suisse, VRDN (c)  -  300,000  300,000
PENNSYLVANIA - 0.0%
Nothumberland County Ind. Dev. Auth. Rev.
(Foster Wheeler Carmel Proj.) Series 87A,
3.65%, LOC Union Bank of Switzerland,
VRDN (c)  VMIG 1  285,000  285,000
SOUTH CAROLINA - 0.0%
South Carolina Jobs-Econ. Dev. Auth. Econ.
Dev. Rev. (Wellman, Inc. Proj.) Series 1991,
4.10%, LOC Wachovia Bank &
Trust N.A., VRDN (c)  -  100,000  100,000
TEXAS - 1.7%
Brazos River Auth. Poll. Cont. Rev. Rfdg.
(Texas Util Elec. Co.) (c):
 Series 1995 C, 4%, LOC Swiss Bank, VRDN  VMIG 1  400,000  400,000
  Series 1996-A, 3.95% (AMBAC Insured)
  BPA Bank of New York, VRDN  VMIG 1  160,000  160,000
Brazos River Hbr. Navigation Dist. of Brazoria
(Dow Chemical Co. Proj.) Series 1993, 4%,
VRDN (c)  P-1  200,000  200,000
Gulf Coast Waste Disp. Auth. Poll. Cont. Rev.
(Amoco Oil Co. Proj.) (c):
 Series 1993, 3.95%, VRDN  VMIG 1  1,900,000  1,900,000
  3.95%, VRDN  VMIG 1  500,000  500,000
MUNICIPAL NOTES (E) - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
TEXAS - CONTINUED
North Texas Higher Ed. Auth. Inc. Student Loan
Rev. Rfdg. Series A, 3.55%, LOC
Student Loan Marketing Assoc., VRDN (c)  VMIG 1 $ 700,000 $ 700,000
Port Corpus Christi Ind. Dev. Corp. Swr. & Solid
Waste Disp. Rev. (Citgo Petroleum Proj.)
4%, LOC Banque Nationale
de Paris, VRDN (c)  VMIG 1  1,300,000  1,300,000
Texas Gen. Oblig. TRAN Series 1996,
4.75% 8/29/97  MIG 1  2,300,000  2,318,699
Trinity River Auth. Poll. Cont. Rev. Coll. (Texas
Utils. Elec. Co. Proj.) Series 96-A, 3.95%
(AMBAC Insured) BPA Bank of New York N.A.,
VRDN (c)  VMIG 1  1,800,000  1,800,000
  9,278,699
TOTAL MUNICIPAL NOTES
(Cost $25,290,275)   25,291,039
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $548,168,118)  $ 549,210,531
FUTURES CONTRACTS
    EXPIRATION UNDERLYING FACE UNREALIZED
   DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
10  U.S. Treasury Bond Contracts  Sept. 96 $ 1,073,125 $ (46,653)
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 0.2%
SECURITY TYPE ABBREVIATIONS
RAN - Revenue Anticipation Notes
TRAN - Tax and Revenue Anticipation Notes
VRDN - Variable Rate Demand Notes
LEGEND
6. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
7. Security purchased on a delayed delivery basis (see Note 2 of Notes to Financial Statements).
8. Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
9. Security collateralized by an amount sufficient to pay interest and principal.
10. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
11. A portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $159,708.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 73.8% AAA, AA, A 73.8%
Baa 17.0% BBB  12.5%
Ba 0.0% BB  3.1%
B 0.0% B  0.7%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The percentage not rated by both S&P and Moody's amounted to 1.9%.
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligation  36.8%
Electric Revenue  18.3
Industrial Development   8.4
Water & Sewer  7.1
Education  6.1
Special Tax  5.8
Transportation  5.6
Others (individually less than 5%)   11.9
TOTAL  100.0%
INCOME TAX INFORMATION
At August 31, 1996, the aggregate cost of investment securities for income tax purposes was $548,209,703. Net unrealized appreciation aggregated $1,000,828, of which $8,702,195 related to appreciated investment securities and $7,701,367 related to depreciated investment securities.
At August 31, 1996, the fund had a capital loss carryforward of approximately $19,439,000 of which $2,188,000, and $17,251,000 will expire on August 31, 2003 and 2004, respectively.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 AUGUST 31, 1996

ASSETS

Investment in securities, at value (cost $548,168,118) -                   $ 549,210,531
See accompanying schedule

Cash                                                                        3,993

Interest receivable                                                         6,909,861

 TOTAL ASSETS                                                               556,124,385

LIABILITIES

Payable for investments purchased                           $ 13,722,026
Delayed delivery

Payable for fund shares redeemed                             515,064

Distributions payable                                        640,509

Accrued management fee                                       255,503

Payable for daily variation on futures contracts             8,125

 TOTAL LIABILITIES                                                          15,141,227

NET ASSETS                                                                 $ 540,983,158

Net Assets consist of:

Paid in capital                                                            $ 559,670,542

Accumulated undistributed net realized gain (loss) on                       (19,683,144)
investments

Net unrealized appreciation (depreciation) on                               995,760
investments

NET ASSETS, for 52,955,902 shares outstanding                              $ 540,983,158

NET ASSET VALUE, offering price and redemption price                        $10.22
per share ($540,983,158 (divided by) 52,955,902 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED AUGUST 31, 1996

INTEREST INCOME                                                           $ 32,279,931

EXPENSES

Management fee                                             $ 3,102,894

Non-interested Trustees' compensation                       2,369

 Total expenses before reductions                           3,105,263

 Expense reductions                                         (81,389)       3,023,874

NET INTEREST INCOME                                                        29,256,057

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                      4,140,324

 Futures contracts                                          232,339        4,372,663

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                      (2,156,372)

 Futures contracts                                          (154,831)      (2,311,203)

NET GAIN (LOSS)                                                            2,061,460

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                           $ 31,317,517
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED       YEAR ENDED
                                                         AUGUST 31,       AUGUST 31,
                                                         1996             1995

INCREASE (DECREASE) IN NET ASSETS

Operations                                               $ 29,256,057     $ 35,085,345
Net interest income

 Net realized gain (loss)                                 4,372,663        (23,234,406)

 Change in net unrealized appreciation (depreciation)     (2,311,203)      27,681,497

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          31,317,517       39,532,436
FROM OPERATIONS

Distributions to shareholders                             (29,368,194)     (35,181,331)
From net interest income

 From net realized gain                                   -                (5,213,637)

 TOTAL DISTRIBUTIONS                                      (29,368,194)     (40,394,968)

Share transactions                                        56,085,174       82,506,178
Net proceeds from sales of shares

 Reinvestment of distributions                            21,458,201       29,999,336

 Cost of shares redeemed                                  (112,605,741)    (217,831,944)

 Redemption fees                                          40,083           69,284

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          (35,022,283)     (105,257,146)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 (33,072,960)     (106,119,678)

NET ASSETS

 Beginning of period                                      574,056,118      680,175,796

 End of period                                           $ 540,983,158    $ 574,056,118

OTHER INFORMATION
Shares

 Sold                                                     5,425,396        8,465,664

 Issued in reinvestment of distributions                  2,078,975        3,070,143

 Redeemed                                                 (10,923,817)     (22,701,405)

 Net increase (decrease)                                  (3,419,446)      (11,165,598)


FINANCIAL HIGHLIGHTS

                               YEARS ENDED AUGUST 31,

                               1996                     1995        1994 C      1993        1992

SELECTED PER-SHARE
DATA

Net asset value,               $ 10.180                 $ 10.070    $ 11.370    $ 10.710    $ 10.360
beginning of period

Income from Investment          .537                     .587        .611        .663        .704
Operations
Net interest income

 Net realized and               .039                     .189        (.752)      .727        .387
 unrealized gain
(loss)

 Total from investment          .576                     .776        (.141)      1.390       1.091
 operations

Less Distributions

 From net interest              (.537) E                 (.587)      (.611)      (.663)      (.704)
 income

 From net                       -                        (.080)      (.550)      (.070)      (.040)
 realized gain

 Total distributions            (.537)                   (.667)      (1.161)     (.733)      (.744)

Redemption fees added           .001                     .001        .002        .003        .003
to paid in capital

Net asset value, end           $ 10.220                 $ 10.180    $ 10.070    $ 11.370    $ 10.710
of period

TOTAL RETURN A, B               5.74%                    8.20        (1.42)      13.55%      10.93%
                                                        %           %

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period      $ 540,983                $ 574,056   $ 680,176   $ 912,710   $ 870,664

(000 omitted)

Ratio of expenses to            .54% D                   .55         .55%        .47%        .36%
average net assets                                      %                       D           D

Ratio of net interest           5.18%                    5.99        5.76%       6.09%       6.68%
income to average                                       %
net assets

Portfolio turnover rate         49%                      69          48%         50%         62%
                                                        %


F THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).
G TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE.
H EFFECTIVE SEPTEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
I FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
J THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES (SEE NOTE 1 OF NOTES TO FINANCIAL STATEMENTS).
NOTES TO FINANCIAL STATEMENTS
For the period ended August 31, 1996




1. SIGNIFICANT ACCOUNTING POLICIES.
Spartan Municipal Income Fund (the fund) (formerly Spartan Municipal Income Portfolio) is a fund of Fidelity Union Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Short-term securities maturing within sixty days of their purchase date are valued either at amortized cost or original cost plus accrued interest, both of which approximate current value. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net interest income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Accumulated undistributed net realized gain
(loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
REDEMPTION FEES. Shares held in the fund less than 180 days are subject to a redemption fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
DELAYED DELIVERY TRANSACTIONS. The fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of the securities purchased or sold on a when-issued or forward commitment basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery security. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
FUTURES CONTRACTS AND OPTIONS. The fund may use futures and options contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures, writing puts, and buying calls tend to increase the fund's exposure to the underlying instrument. Selling futures, buying puts, and writing calls tend to decrease the fund's exposure to the underlying instrument, or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end, is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $275,084,242 and $314,211,933, respectively.
The market value of futures contracts opened and closed during the period amounted to $43,717,135 and $51,218,884, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, Fidelity Management & Research Company (FMR) pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of .55% of the fund's average net assets.
FMR also bears the cost of providing shareholder services to the fund. To offset the cost of providing these services, FMR or its affiliates collect certain transaction fees from the fund's shareholders which amounted to $6,045 for the period.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses). For the period, the reimbursement reduced the expenses by $59,880.
In addition, FMR has entered into arrangements on behalf of the fund with the fund's custodian and transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses. During the period, the fund's expenses were reduced by $21,509 under these arrangements.
6. PROPOSED REORGANIZATION.
The Board of Trustees of the Spartan Municipal Income Fund has approved an Agreement and Plan of Reorganization and Liquidation ("Agreement") between the Fund and Spartan Bond Strategist ("Reorganization"). The Agreement provides for the transfer of substantially all of the assets and the assumption of substantially all of the liabilities of Spartan Bond Strategist in exchange solely for the number of shares of the Fund having the same aggregate net asset value as the outstanding shares of Spartan Bond Strategist at the close of business on the day that the Reorganization is effective. The Reorganization can be consummated only if, among other things, it is approved by the vote of a majority (as defined by the Investment Company Act of 1940) of outstanding voting securities of Spartan Bond Strategist. A Special Meeting of Shareholders (Meeting) of Spartan Bond Strategist will be held on December 18, 1996 to vote on the Agreement. A detailed description of the proposed transaction and voting information will be sent to shareholders of the fund in October 1996. If the Agreement is approved at the Meeting, the Reorganization is expected to become effective on or about December 30, 1996.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Union Street Trust and the Shareholders of Spartan Municipal Income Fund (formerly Spartan Municipal Income Portfolio):
We have audited the accompanying statement of assets and liabilities of Fidelity Union Street Trust: Spartan Municipal Income Fund (formerly Spartan Municipal Income Portfolio), including the schedule of portfolio investments, as of August 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Union Street Trust: Spartan Municipal Income Fund (formerly Spartan Municipal Income Portfolio) as of August 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
/s/COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
October 4, 1996
TO CALL FIDELITY


FOR FUND INFORMATION AND QUOTES
The Fidelity Telephone Connection offers you special automated telephone services for quotes and balances. The services are easy to use, confidential and quick. All you need is a Touch Tone telephone.
YOUR PERSONAL IDENTIFICATION NUMBER
(PIN)
The first time you call one of our automated telephone services, we'll ask you to set up your Personal Identification
Number (PIN). The PIN assures that
only you have automated telephone
access to your account information.
Please have your Customer Number
(T-account #) handy when you call -
you'll need it to establish your PIN. If you would ever like to change your PIN, just choose the "Change your Personal
Identification Number" option when
you call. If you forget your PIN, please call a Fidelity representative at 1-800-
544-6666 for assistance.




(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC
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PRESS
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1.
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2.
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requested Fidelity fund quotes.
3.
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4.
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Identification Number (PIN).
5.
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representative.
6.
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1.
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(purchases, redemptions, and
dividends).
2.
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3.
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representative.
4.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL
VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT
YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO
ASSURANCE THAT
MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN
A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.
TOTAL
RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS
AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19100 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
811 Wilshire Boulevard
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
950 Northgate Drive
San Rafael, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
4001 Tamiami Trail, North
Naples, FL
1907 West State Road 434
Orlando, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
2000 66th Street, North
St. Petersburg, FL
GEORGIA
3525 Piedmont Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
215 East Erie Street
Chicago, IL
One North Franklin
Chicago, IL
540 Lake Cook Road
Deerfield, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
LOUISIANA
201 St. Charles Avenue
New Orleans, LA
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
21 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
505 Millburn Avenue
Short Hills, NJ
NEW YORK
1050 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the
 Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
10 Bank Street
White Plains, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
1903 East Ninth Street
Cleveland, OH
OREGON
121 S.W. Morrison Street
Portland, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
5100 Poplar Avenue
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
7001 Preston Road
Dallas, TX
1155 Dairy Ashford
Houston, TX
2701 Drexel Drive
Houston, TX
1010 Lamar Street
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
UTAH
215 South State Street
Salt Lake City, UT
VERMONT
199 Main Street
Burlington, VT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1775 K Street,  N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
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BUYING SHARES
Fidelity Investments
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OVERNIGHT EXPRESS
Fidelity Investments
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Covington, KY 41015-4399
SELLING SHARES
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P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
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P.O. Box 193
Boston, MA 02210-0193
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ACCOUNTS
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SELLING SHARES
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OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602



INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
Fred L. Henning, Jr., Vice President
David Murphy, Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
William O. McCoy
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Co.
Boston, MA
 and
UMB Bank, n.a.
Kansas City, MO
(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
FIDELITY'S TAX-FREE BOND FUNDS
Aggressive Municipal
California Insured Municipal Income
California Municipal Income
Insured Municipal Income
Limited Term Municipal Income
Massachusetts Municipal Income
Michigan Municipal Income
Minnesota Municipal Income
Municipal Income
New York Insured Municipal Income
New York Municipal Income
Ohio Municipal Income
Spartan Aggressive Municipal
(registered trademark)
Spartan Arizona Municipal Income
Spartan California Intermediate Municipal
Spartan California Municipal Income
Spartan Connecticut Municipal Income
Spartan Florida Municipal Income
Spartan Intermediate Municipal Income
Spartan Maryland Municipal Income
Spartan Municipal Income
Spartan New Jersey Municipal Income
Spartan New York Intermediate Municipal
Spartan New York Municipal Income
Spartan Pennsylvania Municipal Income
Spartan Short-Intermediate
Municipal Income
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Account Balances  1-800-544-7544
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Mutual Fund Quotes   1-800-544-8544
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Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
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* INDEPENDENT TRUSTEES
 AUTOMATED LINES FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)SPARTAN(registered trademark)

SHORT-INTERMEDIATE
MUNICIPAL INCOME
FUND

ANNUAL REPORT
AUGUST 31, 1996
CONTENTS


PRESIDENT'S MESSAGE      3    Ned Johnson on investing
                              strategies.

PERFORMANCE              4    How the fund has done over time.

FUND TALK                7    The manager's review of fund
                              performance, strategy and outlook.

INVESTMENT CHANGES       10   A summary of major shifts in the
                              fund's investments over the past six
                              months.

INVESTMENTS              11   A complete list of the fund's
                              investments with their market
                              values.

FINANCIAL STATEMENTS     24   Statements of assets and liabilities,
                              operations, and changes in net
                              assets,
                              as well as financial highlights.

NOTES                    28   Notes to the financial statements.

REPORT OF INDEPENDENT    30   The auditors' opinion.
ACCOUNTANTS


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.
PRESIDENT'S MESSAGE


DEAR SHAREHOLDER:
Although stocks have managed to post solid returns through the first eight months of 1996, signs of strength in the economy have led to inflation fears, causing some uncertainty in both the stock and bond markets so far this year. In 1995, both stock and bond markets posted strong results, while the year before, stocks posted below-average returns and bonds had one of the worst years in history.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
Keeping in mind that the effects of interest rate changes on your bond investments will only be "paper" gains or losses unless you sell your shares, staying in your bond fund may be appropriate if your investment horizon is at least a year or more. The longer your investing time frame, the more likely it is that you will retain your principal investment through both up and down markets. For example, a 10-year time frame, such as saving for a college education, enables you to weather these ups and downs in a long-term fund, which has higher potential returns. An intermediate-length fund could be appropriate if your investment horizon is two to four years, and a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government.
No matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
If you have any questions, please call us at 1-800-544-8888. We stand ready to provide the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in share price, reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells bonds that have grown in value), and the effect of the $5 account closeout fee on an average sized account. You can also look at the fund's income to measure performance. If Fidelity had not reimbursed certain fund expenses during the periods shown, the total returns and dividends would have been lower. CUMULATIVE TOTAL RETURNS
PERIODS ENDED AUGUST 31, 1996                 PAST 1   PAST 5   LIFE OF
                                              YEAR     YEARS    FUND

Spartan Short-Intermediate Municipal Income   3.74%    29.52%   61.18%

Lehman Brothers 1-5 Year Municipal            3.90%    n/a      n/a
 Bond Index

Short-Intermediate Municipal Debt             3.33%    30.93%   n/a
 Funds Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on December 24, 1986. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers 1-5 Year Municipal Bond Index, which includes investment-grade municipal bonds with maturities between one and five years. To measure how the fund's performance stacked up against its peers, you can compare it to the short-intermediate municipal debt funds average, which reflects the performance of 25 mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. over the past 12 months. Both benchmarks include reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED AUGUST 31, 1996           PAST 1   PAST 5   LIFE OF
                                        YEAR     YEARS    FUND

Spartan Short-Intermediate Municipal    3.74%    5.31%    5.05%
Income

Lehman Brothers 1-5 Year Municipal      3.90%    n/a      n/a
 Bond Index

Short-Intermediate Municipal Debt       3.33%    5.54%    n/a
 Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19960831 19960920 135040 S00000000000001
             SPARTAN Short-Int.          LB Muni Bond
             00404                       SP001
  1986/12/31      10000.00                    10000.00
  1987/01/31      10054.18                    10301.10
  1987/02/28      10117.67                    10351.78
  1987/03/31      10080.92                    10242.05
  1987/04/30       9812.58                     9728.11
  1987/05/31       9797.32                     9679.85
  1987/06/30       9956.02                     9964.06
  1987/07/31      10032.43                    10065.69
  1987/08/31      10016.89                    10088.34
  1987/09/30       9828.70                     9716.38
  1987/10/31       9745.54                     9750.78
  1987/11/30       9964.63                    10005.37
  1987/12/31      10026.48                    10150.55
  1988/01/31      10214.93                    10512.11
  1988/02/29      10245.98                    10623.22
  1988/03/31      10180.98                    10499.99
  1988/04/30      10232.39                    10579.79
  1988/05/31      10264.91                    10549.22
  1988/06/30      10288.74                    10703.55
  1988/07/31      10334.15                    10773.34
  1988/08/31      10328.97                    10782.82
  1988/09/30      10402.50                    10977.99
  1988/10/31      10466.28                    11171.20
  1988/11/30      10452.77                    11068.87
  1988/12/31      10517.06                    11182.11
  1989/01/31      10579.26                    11413.35
  1989/02/28      10541.78                    11283.13
  1989/03/31      10524.01                    11256.16
  1989/04/30      10585.62                    11523.38
  1989/05/31      10703.40                    11762.72
  1989/06/30      10787.87                    11922.46
  1989/07/31      10895.37                    12084.72
  1989/08/31      10922.27                    11966.42
  1989/09/30      10939.93                    11930.76
  1989/10/31      11024.75                    12076.67
  1989/11/30      11100.65                    12288.01
  1989/12/31      11179.77                    12388.53
  1990/01/31      11185.46                    12329.93
  1990/02/28      11275.65                    12439.66
  1990/03/31      11319.96                    12443.40
  1990/04/30      11301.88                    12353.31
  1990/05/31      11405.65                    12622.98
  1990/06/30      11462.04                    12733.94
  1990/07/31      11553.81                    12921.12
  1990/08/31      11572.98                    12733.51
  1990/09/30      11641.85                    12740.77
  1990/10/31      11728.44                    12971.88
  1990/11/30      11837.30                    13232.75
  1990/12/31      11897.05                    13290.31
  1991/01/31      12006.70                    13468.67
  1991/02/28      12080.42                    13585.85
  1991/03/31      12128.98                    13590.74
  1991/04/30      12243.38                    13771.49
  1991/05/31      12317.11                    13893.92
  1991/06/30      12351.10                    13880.17
  1991/07/31      12435.84                    14049.23
  1991/08/31      12534.72                    14234.26
  1991/09/30      12633.99                    14419.59
  1991/10/31      12717.78                    14549.36
  1991/11/30      12774.12                    14589.95
  1991/12/31      12950.15                    14903.05
  1992/01/31      13005.03                    14937.03
  1992/02/29      13057.07                    14941.81
  1992/03/31      13063.47                    14947.34
  1992/04/30      13148.54                    15080.37
  1992/05/31      13221.13                    15257.87
  1992/06/30      13330.35                    15513.90
  1992/07/31      13535.00                    15979.00
  1992/08/31      13480.28                    15823.21
  1992/09/30      13547.52                    15926.69
  1992/10/31      13546.27                    15770.13
  1992/11/30      13668.04                    16052.58
  1992/12/31      13750.95                    16216.47
  1993/01/31      13889.27                    16405.07
  1993/02/28      14133.72                    16998.44
  1993/03/31      14090.28                    16818.77
  1993/04/30      14157.47                    16988.47
  1993/05/31      14212.36                    17083.94
  1993/06/30      14307.62                    17369.08
  1993/07/31      14319.07                    17391.83
  1993/08/31      14473.15                    17753.93
  1993/09/30      14568.99                    17956.14
  1993/10/31      14595.28                    17990.80
  1993/11/30      14575.46                    17832.30
  1993/12/31      14730.26                    18208.74
  1994/01/31      14828.44                    18416.68
  1994/02/28      14674.56                    17939.69
  1994/03/31      14422.22                    17209.19
  1994/04/30      14476.68                    17355.12
  1994/05/31      14562.83                    17505.59
  1994/06/30      14586.33                    17398.63
  1994/07/31      14715.86                    17717.55
  1994/08/31      14770.41                    17778.85
  1994/09/30      14732.85                    17517.86
  1994/10/31      14681.26                    17206.74
  1994/11/30      14599.71                    16895.64
  1994/12/31      14717.74                    17267.52
  1995/01/31      14881.03                    17761.02
  1995/02/28      15053.88                    18277.51
  1995/03/31      15154.82                    18487.52
  1995/04/30      15209.30                    18509.34
  1995/05/31      15388.97                    19099.97
  1995/06/30      15412.09                    18933.80
  1995/07/31      15499.08                    19113.29
  1995/08/31      15649.11                    19355.65
  1995/09/30      15703.71                    19478.17
  1995/10/31      15791.10                    19761.38
  1995/11/30      15892.24                    20089.22
  1995/12/31      15964.36                    20282.28
  1996/01/31      16068.37                    20435.41
  1996/02/29      16072.92                    20297.47
  1996/03/31      16016.54                    20038.07
  1996/04/30      16023.44                    19981.36
  1996/05/31      16048.52                    19973.37
  1996/06/30      16119.84                    20190.88
  1996/07/31      16210.43                    20374.62
  1996/08/31      16235.99                    20369.73
IMATRL PRASUN   SHR__CHT 19960831 19960920 135045 R00000000000123

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Spartan Short-Intermediate Municipal Income Fund on December 31, 1986, shortly after the fund started. As the chart shows, by August 31, 1996, the value of the investment would have grown to $16,236 - a 62.36% increase on the initial investment. This assumes the fund was still owned on August 31, 1996, and therefore does not include the effect of the $5 account closeout fee on an average sized account. For comparison, look at how the Lehman Brothers Municipal Bond Index, which reflects the performance of the investment-grade municipal bond market, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $20,370 - a 103.70% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return, and yield
of a fund that invests in
bonds will vary. That means if
you sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)
TOTAL RETURN COMPONENTS
            YEARS ENDED AUGUST 31,

            1996                     1995   1994   1993   1992

Dividend return                     4.25%    4.53%   4.43%    4.82%   5.47%

Capital appreciation return         -0.51%   1.41%   -2.38%   2.53%   2.06%

Total return                        3.74%    5.94%   2.05%    7.35%   7.53%

DIVIDEND returns and capital appreciation returns are both part of a bond fund's total return. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or gains are reinvested. Capital appreciation and total returns include the effect of the $5 account closeout fee on an average sized account.
DIVIDENDS AND YIELD
PERIODS ENDED AUGUST 31, 1996       PAST          PAST 6         PAST 1
                                    MONTH         MONTHS         YEAR

Dividends per share                 3.57(cents)   21.02(cents)   41.84(cents)

Annualized dividend rate            4.21%         4.19%          4.19%

30-day annualized yield             4.03%         -              -

30-day annualized tax-equivalent    6.30%         -              -
yield

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.98 over the past month, $9.95 over the past six months and $9.98 over the past year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 36% federal tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Increased demand for municipal
bonds in the face of continued low
supply allowed municipal bonds to
outperform taxable debt securities
during the 12 months ended
August 31, 1996. While the bond
market in general has been on a
slow slide throughout much of
1996, municipals have held their
ground better than most. For the
past 12 months, the Lehman
Brothers Municipal Bond Index -
a broad measure of the municipal
bond market - had a total return
of 5.24%. In comparison, the
Lehman Brothers Aggregate Bond
Index - a proxy for
investment-grade taxable bonds
- had a total return of 4.11%.
Factors that helped munis
outperform included a lack of
supply of new issues, strong
demand for municipal bonds from
insurance companies and the
diminishing likelihood of
significant tax reform in the near
future. Like most domestic bonds,
munis were hurt by
stronger-than-expected signs of
strength in the economy earlier in
1996. Nevertheless, the market
conditions that supported the
muni market prevailed to the point
that munis ended the period
trading at expensive levels
relative to their taxable
counterparts.
An interview with Norm Lind, Portfolio Manager of Spartan Short-Intermediate Municipal Income Fund
Q. NORM, HOW DID THE FUND PERFORM?
A. It outpaced its peers. For the year ended August 31, 1996, the fund had a total return of 3.74%. That beat the short-intermediate municipal debt funds average which returned 3.33% for the same period, as tracked by Lipper Analytical Services. The Lehman Brothers 1-5 Year Municipal Bond Index returned 3.90% for the same period.
Q. WHAT FACTORS HELPED THE FUND OVER THE PAST SIX MONTHS?
A. The fund's coupon and call structure played an important role. Throughout the past year or so, I've been a buyer of premium bonds. The premium - or above-par - price gives the bond DE MINIMIS protection, which in the municipal market means that the bonds are protected from unfavorable tax treatment that can occur during particular market environments. While that structure hurt the fund somewhat when interest rates fell, the structure overall has been a benefit for performance.
Q. DID YOU CHANGE THE WAY YOU ALLOCATED THE FUND'S INVESTMENT AMONG SECURITIES WITH VARIOUS MATURITIES?
A. During the spring, I sold bonds in the shorter part of the fund's maturity range, those in the one- to three-year range, and bought somewhat longer-term bonds, in the four- to six-year range. The reason for that was the fund's holdings in very short-term securities had performed well and were at levels that, in my view, prohibited much additional appreciation. By purchasing slightly longer-term bonds, I was able to pick up what I believed to be a fairly significant amount of additional yield, without incurring much additional interest rate risk, or the possibility that a security will decline in value as a result of a rise in interest rates.
Q. DID YOU STICK WITH THAT STRATEGY THROUGHOUT THE SUMMER?
A. I shifted the strategy in the summer. The yield curve - a graphical representation of the yields bonds of various maturities pay - flattened during the summer. When the yield curve flattened, the four- to six-year bonds didn't reward investors with as much additional yield over shorter-term bonds as they did in the spring. As a result, I sold the four- to six-year maturity bonds after they had performed well, and replaced them with shorter-term securities.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. Yes, I'd have to say that the fund's underweighting in California bonds was one of my biggest disappointments during this period. California bonds performed well as the state's economy rebounded, Orange County emerged from bankruptcy and the state's debt received credit upgrades.
Q. NORM, WE UNDERSTAND THERE WERE SOME INVESTMENT POLICY CHANGES . . .
A. The fund will change some of its debt quality policies as part of the standardization of quality policies for our fixed-income funds. Effective June 24, 1996, the restriction limiting the fund's investments in BBB-rated bonds - the lowest tier of investment-grade securities - has been eliminated. This change allows the fund increased flexibility to invest in the lowest tier of investment-grade bonds without significantly increasing the risk of the fund. In addition, the fund reserves the right to invest up to 5% of its holdings in below-investment-grade securities. This change gives the fund additional flexibility under unusual circumstances. Further, FMR now uses four agencies to determine the credit quality of the fund's bonds. Moody's Investor's Service, Standard & Poor's, Duff & Phelps Rating Co. and Fitch Investors Service, L.P. are used. In addition to the four rating agencies, the fund relies on FMR's quality determinations when purchasing securities.
Q. WHAT'S YOUR OUTLOOK FOR THE MUNICIPAL MARKET?
A. I think some cautious optimism is in order right now. The level of municipal yields, as a percentage of Treasury yields, is at the lower end of its historical range. That suggests that municipals are at fair to slightly high levels. Another reason for a bit of caution is that we could see renewed talk of tax reform as we head into the heat of the campaign season. Given all of that, I believe that the fund's structure is on target for providing value over the long term, and I intend to maintain its emphasis on premium, non-callable bonds.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: provide high current
income exempt from federal
taxes by investing in
higher-grade and upper-grade
securities
START DATE: April 26, 1993
SIZE: as of August 31, 1996,
more than $216 million
MANAGER: Norm Lind, since
1995; manager, Fidelity New
York Insured Municipal
Income Fund, since 1994;
Fidelity Advisor
Short-Intermediate Municipal
Income, Spartan New York
Municipal Income, Spartan
Short-Intermediate Municipal
Income, Spartan New York
Intermediate Municipal
Income, since 1995; Fidelity
New York Municipal
Income, since 1993; joined
Fidelity in 1986
(checkmark)
NORM LIND ON THE FUND'S TEXAS
HOLDINGS:
"At the end of the period,
bonds issued in Texas
accounted for the fund's
largest state concentration. A
large majority of these are
issued by the Permanent
School Fund (PSF), which is
an agency established as a
financing mechanism for the
school districts in Texas. The
bonds issued by this entity are
backed by impressive
collateral. Collateral refers to
the assets pledged to a lender
until a loan is repaid. If the
borrower defaults, PSF will
step into the role of the issuing
school district and pay the
obligation. PSF's collateral
exceeds by many times its
outstanding debt. In our view,
that and other factors makes
the issuer very strong from a
credit perspective."
INVESTMENT CHANGES


TOP FIVE STATES AS OF AUGUST 31, 1996
                % OF FUND'S   % OF FUND'S
                INVESTMENTS   INVESTMENTS
                              6 MONTHS AGO

New York        14.8          8.5

Massachusetts   12.1          10.7

Texas           8.7           10.0

California      6.0           9.0

Florida         5.4           5.0

TOP FIVE SECTORS AS OF AUGUST 31, 1996
                        % OF FUND'S   % OF FUND'S
                        INVESTMENTS   INVESTMENTS
                                      6 MONTHS AGO

Escrowed/Pre-Refunded   23.6          19.9

Education               22.4          23.0

General Obligation      20.3          26.0

Electric Revenue        12.2          6.3

Special Tax             4.9           3.3

AVERAGE YEARS TO MATURITY AS OF AUGUST 31, 1996
              6 MONTHS AGO

Years   3.3   3.3

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF AUGUST 31, 1996
               6 MONTHS AGO

Years    2.9    3.1

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE. EFFECTIVE JUNE, 1996, THE MODEL USED TO CALCULATE DURATIONS MAY HAVE BEEN SLIGHTLY MODIFIED IN ORDER TO FURTHER REFINE THIS INFORMATION. THESE CHANGES IN METHODOLOGY MAY PRODUCE ADJUSTMENTS IN HISTORICAL DURATION FIGURES. QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF AUGUST 31, 1996 AS OF FEBRUARY 29, 1996
Aaa, Aa, A 92.2%
Baa 0.8%
Non-rated 0.0%
Short-term
investments 7.0%
Aaa, Aa, A 91.2%
Baa 1.0%
Non-rated 1.6%
Short-term
investments 6.2%
Row: 1, Col: 1, Value: 7.0
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 1.6
Row: 1, Col: 4, Value: 43.0
Row: 1, Col: 5, Value: 48.0
Row: 1, Col: 1, Value: 6.2
Row: 1, Col: 2, Value: 2.6
Row: 1, Col: 3, Value: 2.0
Row: 1, Col: 4, Value: 45.0
Row: 1, Col: 5, Value: 46.0
SHOWN AS A PERCENTAGE OF THE FUND'S INVESTMENTS. WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS.
INVESTMENTS AUGUST 31, 1996

Showing Percentage of Total Value of Investment in Securities


MUNICIPAL BONDS - 93.0%
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
ALASKA - 1.5%
Alaska Student Loan Corp. Student Loan Rev. (b):
 7.20% 7/1/99 (AMBAC Insured)   $ 2,975 $ 3,142
 5.55% 7/1/03 (AMBAC Insured)    1,000  1,006
North Slope Borough:
 Series A, 0% 6/30/99 (MBIA Insured)    1,500  1,314
 Series B, 0% 1/1/99 (MBIA Insured)    7,000  6,275
  11,737
ARIZONA - 1.9%
Arizona Univ. Rev. (Board of Regents) Series B,
6.90% 6/1/16 (Pre-Refunded to 6/1/00 @ 102) (c)   1,000  1,094
Maricopa County Series C, 8.90% 7/1/99    4,000  4,450
Maricopa County School Dist. (Cap. Appreciation):
#4 Rfdg. (Mesa Unified)
0% 7/1/98 (FGIC Insured)    2,600  2,395
 #28 Rfdg. (Kyrene Elementary)
0% 7/1/98 (FGIC Insured)    3,340  3,077
Phoenix Civic Impt. Corp. Excise Tax Rev. Rfdg.
(Arpt. Impts.) Series A (b):
  5.60% 7/1/99     3,240  3,321
  5.85% 7/1/01     1,000  1,041
  15,378
ARKANSAS - 1.2%
Arkansas Student Loan Auth. Rev. Sr. Series A-1 (b):
6.05% 6/1/02     4,700  4,912
 6.05% 12/1/02     4,455  4,672
  9,584
CALIFORNIA - 4.0%
California Higher Ed. Loan Auth. Rev. Rfdg. (Student Loan)
Series E-2, 5.70% 12/1/98 (b)    4,000  4,060
California Rural Home Mtg. Fin. Auth. Lease Rev. Series A,
4.45% 8/1/01 (MBIA Insured)    3,500  3,443
Clovis Unified School Dist. Spl. Tax (Cap Appreciation)
Series B, 0% 8/1/00 (MBIA Insured)    5,725  4,745
Contra Costa School Fing. Auth. Rev. (Vista Unified
School Dist.) (Cap. Appreciation) 0% 9/1/00 (FSA Insured)
(Escrowed to Maturity) (c)    1,325  1,100
Los Angeles Dept. of Wtr. & Pwr. Rev. (Electric Plant)
Second Issue:
 9% 10/15/00    1,300  1,508
  9% 10/15/01    2,000  2,375
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
CALIFORNIA - CONTINUED
Rosemead Redev. Agcy. (Sub. Lien Tax Allocation Proj.
Area 1) (c):
0% 10/1/96 (Escrowed to Maturity)   $ 2,235 $ 2,229
 0% 10/1/97 (Escrowed to Maturity)    1,875  1,796
 0% 10/1/98 (Escrowed to Maturity)    1,000  916
 0% 10/1/99 (Escrowed to Maturity)    2,205  1,924
San Bernardino County Ctfs. of Prtn. (Med. Ctr. Fing. Proj.)
4.75% 8/1/00    4,000  3,940
Santa Ana Commty Redev. Agcy. Tax Allocation (Santa Ana
Redev. PJ Area) Series B, 6.50% 12/15/14    1,225  1,305
Univ. of California Rev. Rfdg. (Multiple Purp. Projs.) Series C,
10% 9/1/99 (AMBAC Insured)    2,605  2,982
  32,323
COLORADO - 0.3%
Aurora Ctfs. of Prtn. Rfdg. 4.75% 12/1/96    500  501
Pueblo Wtr. Rfdg. Series 1984 B, 9.50% 11/1/98
(MBIA Insured)    2,015  2,176
  2,677
CONNECTICUT - 1.5%
Connecticut Gen. Oblig. Series C, 7% 9/15/02
(Pre-Refunded to 9/15/00 @ 102) (c)    2,235  2,456
Connecticut Resources Recovery Auth. Rev. (Bridgeport
Resco Co. LP Proj.) Series B, 8.20% 1/1/97    1,490  1,504
Connecticut Spl. Assessment Unemployment Compensation
Advanced Fund Rev. Rfdg. 5.50% 5/15/00 (AMBAC Insured)  8,000  8,230
  12,190
DELAWARE - 0.5%
Delaware Trans. Auth. Trans. Sys. Rev. 7.50% 7/1/02
(MBIA Insured)    3,500  3,697
DISTRICT OF COLUMBIA - 0.1%
District of Columbia Gen. Oblig. Series A, 7.50% 6/1/10
(AMBAC Insured) (Pre-Refunded to 6/1/00 @ 102) (c)  1,000  1,105
FLORIDA - 5.4%
Dade County School Dist. 6.875% 8/1/00 (MBIA Insured)  5,910  6,368
Florida Dept. of Trans. Gen. Oblig. 6.50% 7/1/02    1,975  2,150
Florida Div. Bldg. Finance Dept. General Services Rev.
(Dept. Natural Resources-Preservation 2000) Series A,
5.75% 7/1/99 (MBIA Insured)    7,250  7,495
Hillsborough County Aviation Auth. Rev. (Tampa Int'l Airport)
Series B, 7.10% 10/1/09 (AMBAC Insured)
(Pre-Refunded to 10/1/99 @ 102) (c)    2,000  2,185
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
FLORIDA - CONTINUED
Jacksonville Elec. Auth. Rev.:
 7.10% 10/1/99   $ 1,500 $ 1,567
 5.20% 7/1/01 (Escrowed to Maturity) (c)    2,145  2,156
Lakeland Elec. & Wtr. Rev. Rfdg. (Jr. Sub. Lien):
6.25% 10/1/00 (FGIC Insured)    9,175  9,703
 6.25% 10/1/01 (FGIC Insured)    9,255  9,891
Sarasota Wtr. & Swr. Util. Rev. Rfdg.:
5.25% 10/1/98 (FGIC Insured)    500  510
 6.25% 10/1/01 (FGIC Insured)    1,210  1,293
  43,318
GEORGIA - 1.5%
Atlanta Arpt. Facs. Rev. Rfdg. 5% 1/1/01 (AMBAC Insured)  1,500  1,513
Fulton County Unltd. Tax 6.50% 1/1/01    1,000  1,022
Georgia Gen. Oblig.:
Series B, 6.25% 4/1/00    4,500  4,753
 Series C, 6.25% 8/1/99    1,620  1,703
 Series F, 6.50% 12/1/01    2,800  3,045
  12,036
HAWAII - 0.6%
Hawaii Arpts. Sys. Rev. 2nd Series, 7.40% 7/1/02
(FGIC Insured) (b)    1,000  1,101
Hawaii Gen. Oblig. Unltd. Tax Series BS, 7.25% 9/1/08
(Pre-Refunded to 9/1/00 @ 101) (c)    3,000  3,315
  4,416
ILLINOIS - 0.1%
Rock Island County Ctfs. of Prtn. 10% 12/1/96 (FGIC Insured) 840 851 INDIANA - 3.6%
Indianapolis Arpt. Auth. Rev. Rfdg. Series A, 5% 7/1/98
(FGIC Insured)    1,250  1,263
Indianapolis Local Pub. Impt. Series D, 0% 2/1/18
(Pre-Refunded to 2/1/98 @ 19.12) (c)    59,000  10,620
Indianapolis Resource Recovery Rev. Rfdg.
(Ogdenmartin Sys. Inc. Proj.) (a):
 6% 12/1/00 (AMBAC Insured)    3,315  3,472
  6.50% 12/1/01 (AMBAC Insured)    5,785  6,219
  6% 12/1/02 (AMBAC Insured)    6,780  7,339
  28,913
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
KENTUCKY - 2.7%
Kentucky Property & Bldgs. Commission 6% 11/1/00  $ 8,000 $ 8,350
Owensboro Elec. Lt. & Pwr. Rev. Rfdg. Series B:
0% 1/1/97 (AMBAC Insured)    3,025  2,983
 0% 7/1/97 (AMBAC Insured)    1,000  965
 0% 1/1/98 (AMBAC Insured)    2,000  1,883
 0% 1/1/99 (AMBAC Insured)    3,300  2,958
 0% 1/1/01 (AMBAC Insured)    5,450  4,394
  21,533
LOUISIANA - 4.0%
Louisiana Gen. Oblig. 6% 8/1/01 (FGIC Insured)    4,500  4,726
Louisiana Pub. Facs. Auth. Rev.:
(Browning-Ferris Ind., Inc.) 3.85% 11/1/96 (b)    5,000  4,994
 (Student Loan) Sr. Series A-1:
 5.90% 3/1/99    2,140  2,180
  6.20% 3/1/01    2,290  2,387
 (Supplemental Student Loan):
 Series B, 8.125% 12/1/99 (AMBAC Insured)    8,035  8,628
  Series C, 8.125% 12/1/99 (AMBAC Insured)    3,815  4,096
Louisiana Recovery Dist. Sales Tax Rev. Series 1988, 4.25%
7/11/98 (MBIA Insured) BPA Swiss Bank    5,000  5,000
  32,011
MAINE - 0.0%
Maine Edl. Loan Auth. Edl. Loan Rev. (Supplemental Ed.
Loan Prog.) Series A-1, 5.60% 12/1/96 (b)    255  255
MARYLAND - 1.7%
Maryland Gen. Oblig.:
5.30% 10/15/99    2,000  2,056
 1st. Series 6.60% 3/1/00    2,000  2,135
Montgomery County Consolidated Pub. Impt. Series A:
5.50% 10/1/99    5,000  5,156
 7% 4/1/07 (Pre-Refunded to 4/1/00 @ 102) (c)   2,000  2,190
Prince Georges County 6.20% 3/15/99 (MBIA Insured)   1,985  2,069
  13,606
MASSACHUSETTS - 12.1%
Massachusetts Bay Trans. Auth. Series B, 7.60% 3/1/01 3,500 3,881 Massachusetts Gen. Oblig.:
 (Cap. Appreciation) Series A, 0% 6/1/97    1,930  1,870
 Consolidated Loan Series B, 9.25% 7/1/00    4,500  5,198
 Consolidated Loan Series C, 6.90% 6/1/97
 (AMBAC Insured)    1,000  1,022
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
MASSACHUSETTS - CONTINUED
Massachusetts Gen. Oblig.: - continued
 Consolidated Loan Series C, 6.75% 8/1/06
 (Pre-Refunded to 8/1/01 @ 102) (c)   $ 1,000 $ 1,104
Massachusetts Ind. Fin. Agcy. Rev.:
 Rfdg. (Morton Hosp. & Med. Ctr.) Series A, 8.75% 7/1/11
 (Pre-Refunded to 7/1/99 @ 102) (c)    3,835  4,252
 (Cap. Appreciation) (Massachusetts Biomedical Research)
 Series A-1, 0% 8/1/00    4,510  3,693
 (Massachusetts Biomedical Research) Series A-1,
 7.10% 8/1/99    3,650  3,805
Massachusetts Tpk. Auth. (Guaranteed Bond Anticipation Notes)
Series A, 5% 6/1/99    14,025  14,218
Massachusetts Wtr. Reservoir Auth. Series A,
7.125% 4/1/00    1,500  1,614
Massachusetts Wtr. Resources Auth. Series A (c):
7.625% 4/1/14 (Pre-Refunded to 4/1/00 @ 102)    6,000  6,690
 7% 4/1/18 (Pre-Refunded to 4/1/00 @ 102)    10,985  12,029
New England Ed. Loan Marketing Corp. Rfdg.
(Massachusetts Student Loan):
  Sr. Issue D:
  6% 9/1/99    7,000  7,236
   6.20% 9/1/00    1,100  1,150
  Series B, 5.40% 6/1/00    8,500  8,606
  Series E, 5% 7/1/99    20,400  20,476
  96,844
MICHIGAN - 0.8%
Detroit Convention Facs. Rev. Rfdg. (Cobo Hall Expansion Proj.):
4.75% 9/30/00    5,220  5,174
 4.80% 9/30/01    1,000  988
  6,162
MINNESOTA - 1.1%
Minneapolis Gen. Oblig. Unltd. Tax (Cap. Appreciation) Series B:
0% 12/1/02    1,300  949
 0% 12/1/03    500  346
Minneapolis Unltd. Tax (Cap. Appreciation) (Sports Arena Proj.)
Series B:
0% 12/1/04    1,500  981
 0% 12/1/05    1,500  923
Minnesota Gen. Oblig. 6.80% 8/1/02
(Pre-Refunded to 8/1/00 @ 100) (c)    2,500  2,694
Minnesota Gen. Oblig. Unltd. Tax 5.60% 10/1/02    1,500  1,571
Northern Muni Pwr. Agcy. Elec. Sys. Rev. Rfdg. Series A,
7.10% 1/1/98    1,300  1,343
  8,807
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
MONTANA - 3.1%
Montana Higher Ed. Student Loan Assistance Corp.:
 Student Loan Rev. (b):
 Series B:
  6.20% 12/1/97   $ 3,960 $ 4,029
   6.40% 6/1/98    3,560  3,645
   6.40% 12/1/98    4,095  4,218
   6.60% 12/1/99    480  500
  Sr. Series A, 4.75% 12/1/98    500  502
  Sr. Series B:
  4.70% 12/1/98    5,250  5,270
   4.90% 12/1/99    7,000  7,043
  25,207
NEBRASKA - 0.4%
Nebraska Pub. Pwr. Dist. Rev. 5.40% 7/1/01    3,085  3,154
NEW JERSEY - 1.5%
New Jersey Gen. Oblig. Rfdg.:
Series B, 6.25% 1/15/01    1,500  1,594
 Unltd. Tax Series E, 5.50% 7/15/01    2,500  2,591
New Jersey Health Care Facs. Fing. Auth. Rev.
(Atlantic City Med. Ctr.) Series C:
 5.80% 7/1/97    4,005  4,042
  6.45% 7/1/02    3,500  3,648
  11,875
NEW MEXICO - 2.4%
Albuquerque Arpt. Rev. Rfdg. 7.35% 7/1/01 (AMBAC Insured) 1,015 1,054 Albuquerque New Mexico Arpt. Rev. Rfdg. (a):
6.25% 7/1/98 (AMBAC Insured)    510  520
 6.25% 7/1/99 (AMBAC Insured)    540  553
 6.25% 7/1/00 (AMBAC Insured)    660  677
 6.25% 7/1/01 (AMBAC Insured)    980  1,009
New Mexico Edl. Assistance Foundation Student Loan Rev. (b):
 Sr. Series IV-A1:
 6.40% 3/1/03     5,375  5,738
  6.50% 3/1/04     3,370  3,627
 Series A:
 6.25% 4/1/98 (AMBAC Insured)     3,810  3,910
  6.55% 4/1/00 (AMBAC Insured)     2,155  2,236
  19,324
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
NEW YORK - 14.8%
Metro Transportation Auth. Svc. Contract (c):
Series 3, (Commuter Facs) 7.50% 7/1/16
 (Pre-Refunded to 7/1/00 @ 102)   $ 2,750 $ 3,070
 Series 4:
 (Commuter Facs.) 8% 7/1/08
  (Pre-Refunded to 7/1/00 @ 101.50)    2,790  3,146
  (Transit Facs.) 8% 7/1/08
  (Pre-Refunded to 7/1/00 @ 101.50)    2,050  2,311
New York City Muni. Assistance Corp. 5.50% 7/1/00   1,000  1,033
New York State Dorm. Auth. Rev.:
 (City Univ. Sys.) Series F, 7.875% 7/1/17
 (Pre-Refunded to 7/1/00 @ 102) (c)    4,650  5,255
 (City Univ. Sys. Consolidated) Series A,
 7.625% 7/1/20 (Pre-Refunded to 7/1/00 @ 102) (c)   9,100  10,203
 Lease Rev. Rfdg. (State University of New York)
 5% 7/1/99 (AMBAC Insured)    8,885  8,985
 (State Univ. Edl. Facs.) Series A, 7.70% 5/15/12
 (Pre-Refunded to 5/15/00 @ 102) (c)    10,000  11,200
New York State Gen. Oblig. Crossover Rfdg.:
 7.80% 11/15/98    12,820  13,749
 7.80% 11/15/99    3,780  4,134
New York State Local Gov't. Assistance Corp.:
Series B:
 7.50% 4/1/20 (Escrowed to Maturity) (c)    20,000  22,575
  7% 4/1/21    5,150  5,626
 Series D, 7% 4/1/18 (Pre-Refunded to 4/1/02 @ 102) (c)  10,700  11,998
New York State Med. Care Facs. Fin. Agcy. Rev.
(Mental Health Svc. Facs.) Series C, 7.30% 2/15/21
 (Pre-Refunded to 8/15/01 @ 102) (c)    1,785  2,015
New York State Urban Dev. Corp. Rev. (c):
(Attica Proj.) 7.50% 4/1/20
 (Pre-Refunded to 4/1/01 @ 102)    8,000  9,030
 (Correctional Cap. Facs.), Series 1, 7.75% 1/1/14
 (Pre-Refunded to 1/1/01 @ 102)    4,000  4,450
  118,780
NEW YORK & NEW JERSEY - 0.4%
New York & New Jersey Port Auth. Series SS,
4.90% 9/1/97 (b)    3,000  3,000
NORTH CAROLINA - 1.2%
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys.
Rev. Rfdg. Series A, 7.875% 1/1/02    8,000  8,850
North Carolina Muni. Pwr. Agcy. Rev. Rfdg. (Proj. #1
Catawba Elec.) 5.75% 1/1/02    1,000  1,021
  9,871
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
NORTH DAKOTA - 0.5%
North Dakota Hsg. Fin. Agcy. Rev. (Fing. Prog. Home Mtg.
Fing. Proj.) Series C, 3.85% 4/3/97 (FGIC Insured) (b) $ 1,300 $ 1,300
North Dakota Student Loan Rev. Rfdg. Series A, 5.70% 7/1/97  2,315  2,338
  3,638
OHIO - 2.8%
Cleveland Arpt. Sys. Rev. Series B, 6.90% 1/1/99
(MBIA Insured)    2,080  2,187
Cleveland Wtrwks. Rev. Rfdg. & Impt. (1st. Mtg.)
6% 1/1/01 (MBIA Insured)    4,000  4,200
Cuyahoga County Hosp. Rev. Rfdg. & Impt.
6.50% 1/15/99 (MBIA Insured)    2,065  2,163
Franklin County Ltd. Tax (Courthouse) 6.375% 12/1/17
(Pre-Refunded to 12/1/01 @ 102) (c)    3,800  4,147
Franklin County Hosp. Rev. Rfdg. & Impt. (Riverside
United Hosp.) Series B, 7.60% 5/15/20    6,550  7,328
Ohio State Gen. Oblig. (Infrastructure Impt.) 3.85% 8/1/98  2,615  2,598
  22,623
OKLAHOMA - 0.2%
Oklahoma Student Loan Auth. Rev. Rfdg. (Student Loan)
Series A, 5.35% 9/1/96 (b)    1,930  1,930
PENNSYLVANIA - 1.6%
Erie County School Dist. (Cap. Appreciation) (c):
 0% 12/1/96 (Escrowed to Maturity)    1,125  1,115
 0% 6/1/97 (Escrowed to Maturity)    1,435  1,394
 0% 12/1/97 (Escrowed to Maturity)    1,405  1,338
 0% 6/1/98 (Escrowed to Maturity)    905  845
 0% 12/1/98 (Escrowed to Maturity)    1,770  1,617
Pennsylvania Gen. Oblig. 6.50% 10/15/01 (FSA Insured) 1000 1,017 Pennsylvania Higher Ed. (Presbyterian Med. Ctr. Proj.)
5.125% 1/1/01    4,000  4,040
Pittsburgh Gen. Oblig. Rfdg. Series B,
6.75% 3/1/97 (FGIC Insured)    1,700  1,723
  13,089
PUERTO RICO - 0.3%
Puerto Rico Elec. Pwr. Auth. Pwr. Resources Auth. Rev.
7.125% 7/1/14 (Escrowed to Maturity) (c)    2,500  2,719
RHODE ISLAND - 1.8%
Rhode Island Student Loan Auth. Student Loan Rev. Rfdg.
Series A, 6% 12/1/97    14,000  14,175
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
SOUTH CAROLINA - 3.6%
South Carolina Ed. Assistance Auth. Rev. (b):
 Rfdg. (Guaranteed Student Loan) Sub. Lien B, 5% 9/1/99 $ 7,045 $ 7,115 (Insured Student Loan):
  6.50% 9/1/98    5,000  5,213
  6.90% 9/1/98    2,950  3,075
  6.60% 9/1/99    2,845  3,001
  6.30% 9/1/01    1,400  1,454
South Carolina Pub. Svc. Auth. Rfdg.:
(Santee Cooper) Series B, 6.50% 7/1/26    3,145  3,432
 Series A:
 6% 1/1/97 (MBIA Insured)    3,500  3,522
  6.25% 1/1/01 (AMBAC Insured)    2,005  2,116
  28,928
SOUTH DAKOTA - 0.5%
South Dakota Student Loan Fin. Corp. Student Loan Rev.
Series A, 5.70% 8/1/99 (b)    3,575  3,602
TENNESSEE - 0.3%
Tennessee Gen. Oblig. Series B, 6.10% 6/1/00    2,025  2,126
TEXAS - 6.2%
Alamo Commty. Dist. Rfdg.:
0% 2/15/99 (AMBAC Insured)    2,530  2,258
 0% 2/15/00 (AMBAC Insured)    3,350  2,843
Alief Independent School Dist. Rfdg. 0% 2/15/02
(PSF Guaranteed)    1,000  769
Arlington Independent School Dist. School Bldg. Rfdg.
(Cap. Appreciation) 0% 8/15/97 (MBIA Insured)   1,250  1,201
Austin Util. Sys. Rev. Rfdg.:
 (Prior Lien) Series B, 7% 11/15/98 (FGIC Insured)   3,175  3,346
 Series A, 0% 11/15/98 (MBIA Insured)    3,000  2,715
Austin Wtr. Swr. & Elec. Rev. Rfdg.:
11% 11/15/96 (Escrowed to Maturity) (c)    130  132
 Sub. Lien 11% 11/15/96 (Escrowed to Maturity) (c)   510  517
 Sub. Lien 11% 11/15/96    3,175  3,195
Beaumont Gen. Oblig. Rfdg. 7.10% 3/1/98 (FGIC Insured)  1,000  1,015
Brazos Higher Ed. Auth. Student Loan Rev. Rfdg. Series C-1,
5.15% 6/1/99 (b)    9,875  9,961
Colorado River Wtr. Resources Auth. Rev. 8.50% 1/1/01  2,200  2,503
Conroe Independent School Dist. Rfdg. 0% 2/1/00
(MBIA Insured) (Escrowed to Maturity) (c)    1,190  985
Corpus Christi Independent School Dist. 0% 8/15/01
(PSF Guaranteed)    1,600  1,260
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
TEXAS - CONTINUED
Dallas County Gen. Oblig. 7% 8/15/01   $ 1,750 $ 1,923
Harris County Toll Road Sub. Lien. Rev. Unltd. Tax Rfdg.
(Cap. Appreciation) 0% 8/1/01    3,490  2,748
San Antonio Elec. & Gas Rev. 6.40% 2/1/98    3,000  3,037
Texas Gen. Oblig. Superconducting (Cap Appreciation)
Series C, 0% 4/1/02 (FGIC Insured)    2,750  2,090
Texas Pub. Fin. Auth. Rfdg. Series A, 0% 10/1/01
(AMBAC Insured)    9,000  7,042
  49,540
UTAH - 4.5%
Intermountain Pwr. Agcy. Pwr. Supply Rev. Rfdg.:
Series B:
  0% 7/1/01 (AMBAC Insured)    5,000  3,919
  5.50% 7/1/01 (MBIA Insured)    13,825  14,240
  0% 7/1/15 (AMBAC Insured)
  (Pre-Refunded to 7/1/00 @ 101) (c)    7,500  6,300
 Series C:
 6% 7/1/01 (MBIA Insured)    2,000  2,098
Provo City Energy Sys. Rev. Series A, 7.625% 11/1/12
(FGIC Insured) (Pre-Refunded to 11/1/99 @ 100) (c)   5,000  5,450
Salt Lake Wtr. & Swr. Rev. Rfdg. 6% 2/1/01 (AMBAC Insured) 1,650 1,722 Utah Associated Muni. Pwr. Sys. Rev. Rfdg. (Cap. Appreciation)
(Hunter Proj.) 0% 7/1/98 (AMBAC Insured)    2,765  2,553
  36,282
VERMONT - 0.3%
Vermont Student Assistance Corp. Edl. Loan Rev. Rfdg. Fing.
Prog. Series A, 6.35% 6/15/99 (AMBAC Insured)   2,500  2,597
VIRGINIA - 0.2%
Richmond Pub. Impt. Series A, 6.50% 1/15/06
(Pre-Refunded to 1/15/01 @ 102) (c)    1,500  1,629
WASHINGTON - 1.8%
Washington Gen. Oblig.:
Series 96-A, 6.75% 7/1/01    3,780  4,097
 Series R 96-B, 5.50% 7/1/02    1,000  1,031
Washington Health Care Facs. Auth. Rev. Rfdg.
(Group Health Coop. Puget Sound Seattle) Series 1988 A,
7.40% 12/1/98 (MBIA Insured)    2,750  2,929
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #1 Rev. Rfdg.:
Series A:
 7.25% 7/1/99    2,760  2,922
  6.50% 7/1/02    1,000  1,061
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
WASHINGTON - CONTINUED
Washington Pub. Pwr. Supply Sys. Nuclear Proj #2 Rev. Rfdg.
Series A, 6.50% 7/1/02   $ 2,220 $ 2,356
  14,396
TOTAL MUNICIPAL BONDS
(Cost $743,010)   745,928
MUNICIPAL NOTES - 7.0%
CALIFORNIA - 2.0%
Fresno County Unltd. Tax TRAN 4.75% 9/29/97    5,500  5,539
Los Angeles Unified School Dist. TRAN
Series B, 4.50% 9/30/97    10,000  10,045
  15,584
DELAWARE - 0.0%
Delaware Economic Dev. Auth. Rev. Board (Delmarva Pwr. &
Light Co. Proj.) (b)(d):
 Series 87, 3.80%, VRDN     200  200
  Series 88, 3.80%, VRDN     100  100
  300
ILLINOIS - 1.3%
Illinois Dev. Fin. Auth. Rev. Residential Rental (F.C. Harris
Pavilion Proj.) Series 150% (FNMA Insured), VRDN (b)(d) 7,810 7,810 Illinois Health Fac. Auth. (Gottleib Health Resources, Inc.) 4%,
LOC Harris Trust & Savings Bank of Chicago, VRDN (d) 2,500 2,500 Southwestern Illinios Dev. Auth. Solid Waste Disp. Rev.
(Shell Oil Co. Wood River Proj.) Series 1992, 3.95%
VRDN (b)(d)    400  400
  10,710
LOUISIANA - 0.5%
Calcasieu Parish, Inc. Ind. Dev. Board Envir. Rev. Rfdg.
(Citgo Petroleum Corp.) 4%, LOC Banque Nat'l. De Paris,
VRDN (b)(d)    1,600  1,600
St. Charles Parish Poll. Cont. Resources Recovery
(Shell Oil Co. Norco Proj.) Series 1991, 3.95%, VRDN (b)(d)  900  900
West Baton Rouge Parish Ind. Dist. #3 Rev. (Dow Chemical Co.)
Series 1993, 4%, VRDN (b)(d)    1,200  1,200
  3,700
MICHIGAN - 0.2%
Michigan Strategic Fund Rev. (Dow Chemical Co. Proj.)
Series 1992 3.95% VRDN (b)(d)    1,600  1,600
MUNICIPAL NOTES - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
TEXAS - 2.5%
Brazos River Auth. Poll. Cont. Rev. Rfdg. (Util. Co. Proj.)
Series 1996-A, 3.95% (AMBAC Insured)
BPA Bank of New York, VRDN (b)(d)   $ 800 $ 800
Brazos River Hbr. Navigation Dist. of Brazoria County Rev.
(Dow Chemical Proj.) (b)(d):
  Series1992 A, 4%, VRDN    2,500  2,500
  Series 1993, 4%, VRDN    5,100  5,100
  Series 1996, 4%, VRDN    4,300  4,300
Gulf Coast Ind. Dev. Auth. Solid Waste Disposal Rev.
(Citgo Petroleum) 4%, LOC Wachovia Bank, VRDN (b)(d)  2,900  2,900
Texas Gen. Oblig. TRAN Series 1996, 4.75% 8/29/97   3,900  3,932
Trinity River Auth. Poll. Cont. Rev. Coll. (Texas Utils. Elec. Co. Proj.) Series 96-A, 3.95% BPA Bank of New York (AMBAC Insured)
VRDN (b)(d)    400  400
  19,932
VERMONT - 0.1%
Vermont Ind. Dev. Auth. Ind. Dev. Rev. Resources Recovery
(Ryegate Proj.) Series 1990, 3.55%, LOC ABN-AMRO Bank
VRDN (b)(d)    1,000  1,000
VIRGINIA - 0.4%
Hopewell Ind. Dev. Auth. Rev. (Hadson Pwr. 13-Hopewell Proj.)
Series 1990 A, 4.10%, LOC Cr. Suisse Bank, VRDN (b)(d) 1,000 1,000 Virginia Hsg. Dev. Auth. Commonwealth Mtg. (b):
Series 1996-B, 3.70% 10/24/96 MT     1,000  1,000
 Series 1996-B, 3.75% 12/5/96 MT     1,000  1,000
  3,000
TOTAL MUNICIPAL NOTES
(Cost $55,829)   55,826
TOTAL INVESTMENTS - 100%
(Cost $798,839)  $ 801,754
SECURITY TYPE ABBREVIATIONS
TRAN - Tax and Revenue Anticipation
  Notes
VRDN - Variable Rate Demand Notes
LEGEND
1. Security purchased on a delayed delivery basis (see Note 2 of Notes to Financial Statements).
2. Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
3. Security collateralized by an amount sufficient to pay interest and principal.
4. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 83.8% AAA, AA, A 72.6%
Baa 0.8% BBB  5.6%
Ba 0.0% BB  0.0%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The percentage not rated by either S&P or Moody's amounted to 0.0%
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
Escrowed/Prerefunded  23.6%
Education   22.4
General Obligation  20.3
Electric Revenue  12.2
Others (individually less than 5%)   21.5
TOTAL  100.0%
INCOME TAX INFORMATION
At August 31, 1996, the aggregate cost of investment securities for income tax purposes was $798,882,000,. Net unrealized appreciation aggregated $2,872,000, of which $6,124,000 related to appreciated investment securities and $3,252,000 related to depreciated investment securities.
At August 31, 1996, the fund had a capital loss carryforward of approximately $6,706,000 of which $5,803,000 and $903,000 will expire on August 31, 2003 and 2004, respectively.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
(EXCEPT PER-SHARE AMOUNT) AUGUST 31, 1996

ASSETS

Investment in securities, at value (cost $798,839) -               $ 801,754
See accompanying schedule

Receivable for investments sold                                     4,800

Interest receivable                                                 10,611

 TOTAL ASSETS                                                       817,165

LIABILITIES

Payable to custodian bank                                $ 12

Payable for investments purchased                         5,000
Regular delivery

 Delayed delivery                                         19,237

Payable for fund shares redeemed                          1,236

Distributions payable                                     413

Accrued management fee                                    371

 TOTAL LIABILITIES                                                  26,269

NET ASSETS                                                         $ 790,896

Net Assets consist of:

Paid in capital                                                    $ 795,274

Accumulated undistributed net realized gain (loss) on               (7,293)
investments

Net unrealized appreciation (depreciation) on                       2,915
investments

NET ASSETS, for 79,646 shares outstanding                          $ 790,896

NET ASSET VALUE, offering price and redemption price                $9.93
per share ($790,896 (divided by) 79,646 shares)

STATEMENT OF OPERATIONS
 YEAR ENDED AUGUST 31, 1996

INTEREST INCOME                                                      $ 40,661

EXPENSES

Management fee                                             $ 4,739

Non-interested trustees' compensation                       4

 Total expenses before reductions                           4,743

 Expense reductions                                         (80)      4,663

NET INTEREST INCOME                                                   35,998

REALIZED AND UNREALIZED GAIN (LOSS)                                   4,480
Net realized gain (loss) on investment securities

Change in net unrealized appreciation (depreciation) on               (8,617)
investment securities

NET GAIN (LOSS)                                                       (4,137)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                      $ 31,861
FROM OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                                          YEAR ENDED   YEAR ENDED
                                                          AUGUST 31,   AUGUST 31,
                                                          1996         1995

INCREASE (DECREASE) IN NET ASSETS

Operations                                                $ 35,998     $ 41,879
Net interest income

 Net realized gain (loss)                                  4,480        (6,557)

 Change in net unrealized appreciation (depreciation)      (8,617)      15,567

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           31,861       50,889
FROM OPERATIONS

Distributions to shareholders from net interest income     (35,998)     (41,879)

Share transactions                                         245,045      358,751
Net proceeds from sales of shares

 Reinvestment of distributions                             30,960       36,316

 Cost of shares redeemed                                   (389,809)    (577,976)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           (113,804)    (182,909)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  (117,941)    (173,899)

NET ASSETS

 Beginning of period                                       908,837      1,082,736

 End of period                                            $ 790,896    $ 908,837

OTHER INFORMATION
Shares

 Sold                                                      24,534       36,591

 Issued in reinvestment of distributions                   3,101        3,705

 Redeemed                                                  (39,055)     (59,215)

 Net increase (decrease)                                   (11,420)     (18,919)






 FINANCIAL HIGHLIGHTS         YEARS ENDED AUGUST 31,                        EIGHT MONTHS       YEARS ENDED DECEMBER 31,
                                                                           ENDED AUGUST 31,

                              1996                     1995      1994 D     1993               1992                       1991

SELECTED PER-SHARE DATA

Net asset value, beginning of
period                        $ 9.980                  $ 9.840   $ 10.090   $ 9.880            $ 9.780                    $ 9.520

Income from Investment
Operations                     .418                     .429      .443       .303               .490                       .559
Net interest income

 Net realized and unrealized
gain (loss)                    (.050)                   .140      (.240)     .210               .100                       .260

 Total from investment
operations                     .368                     .569      .203       .513               .590                       .819

Less Distributions

 From net interest income      (.418)                   (.429)    (.443)     (.303)             (.490)                     (.559)

 In excess of net realized gain -                       -         (.010)     -                  -                          -

 Total distributions           (.418)                   (.429)    (.453)     (.303)             (.490)                     (.559)

Net asset value, end of period $ 9.930                 $ 9.980   $ 9.840    $ 10.090           $ 9.880                    $ 9.780

TOTAL RETURN B, C              3.75%                    5.95%     2.05%      5.25%              6.18%                      8.85%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in millions)                 $ 791                    $ 909     $ 1,083    $ 967              $ 659                      $ 244

Ratio of expenses to average
net assets                     .54% E                   .55%      .47% E     .55% A             .55%                       .55% E

Ratio of net interest income
to average                     4.17%                    4.38%     4.45%      4.55% A            4.95%                      5.68%
net assets

Portfolio turnover rate       78%                      51%       44%        56% A              28%                        59%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D EFFECTIVE SEPTEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
NOTES TO FINANCIAL STATEMENTS
For the period ended August 31, 1996




1. SIGNIFICANT ACCOUNTING POLICIES.
Spartan Short-Intermediate Municipal Income Fund (the fund) (formerly Spartan Short-Intermediate Municipal Fund) is a fund of Fidelity Union Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Short-term securities maturing within sixty days of their purchase date are valued either at amortized cost or original cost plus accrued interest, both of which approximate current value. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net interest income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures and options transactions, and losses deferred due to wash sales and excise tax regulations.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Accumulated undistributed net realized gain
(loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
DELAYED DELIVERY TRANSACTIONS. The fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of the securities purchased or sold on a when-issued or forward commitment basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery security. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $673,844,000 and $824,141,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, Fidelity Management & Research Company (FMR) pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of .55% of the fund's average net assets.
FMR also bears the cost of providing shareholder services to the fund. To offset the cost of providing these services, FMR or its affiliates collect certain transaction fees from the fund's shareholders which amounted to $12,000 for the period.
5. EXPENSE REDUCTIONS.
FMR agreed to reimburse a portion of the fund's expenses. For the period, the reimbursement reduced the expenses by $56,000.
In addition, FMR has entered into arrangements on behalf of the fund with the fund's custodian and transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses. During the period, the fund's expenses were reduced by $24,000 under these arrangements.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Union Street Trust and the Shareholders of Spartan Short-Intermediate Municipal Income Fund (formerly Spartan Short-Intermediate Municipal Fund):
We have audited the accompanying statement of assets and liabilities of Fidelity Union Street Trust: Spartan Short-Intermediate Municipal Income Fund (formerly Spartan Short-Intermediate Municipal Fund), including the schedule of portfolio investments, as of August 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, the eight month period ended August 31, 1993, and for each of the two years in the period ended December 31, 1992. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Union Street Trust: Spartan Short-Intermediate Municipal Income Fund (formerly Spartan Short-Intermediate Municipal Fund) as of August 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, the eight month period ended August 31, 1993, and for each of the two years in the period ended December 31, 1992, in conformity with generally accepted accounting principles.
/s/COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
October 4, 1996
TO CALL FIDELITY


FOR FUND INFORMATION AND QUOTES
The Fidelity Telephone Connection offers you special automated telephone services for quotes and balances. The services are easy to use, confidential and quick. All you need is a Touch Tone telephone.
YOUR PERSONAL IDENTIFICATION NUMBER
(PIN)
The first time you call one of our automated telephone services, we'll ask you to set up your Personal Identification
Number (PIN). The PIN assures that
only you have automated telephone
access to your account information.
Please have your Customer Number
(T-account #) handy when you call -
you'll need it to establish your PIN. If you would ever like to change your PIN, just choose the "Change your Personal
Identification Number" option when
you call. If you forget your PIN, please call a Fidelity representative at 1-800-
544-6666 for assistance.




(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC
(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)MUTUAL FUND QUOTES*
1-800-544-8544
Just make a selection from this record-ed menu:
PRESS
 For quotes on funds you own.
1.
 For an individual fund quote.
2.
 For the ten most frequently
requested Fidelity fund quotes.
3.
 For quotes on Fidelity Select
Portfolios(registered trademark).
4.
 To change your Personal
Identification Number (PIN).
5.
 To speak with a Fidelity
representative.
6.
(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC
(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)MUTUAL FUND ACCOUNT
BALANCES 1-800-544-7544
Just make a selection from this record-
ed menu:
PRESS
 For balances on funds you own.
1.
 For your most recent fund activity
(purchases, redemptions, and
dividends).
2.
 To change your Personal
Identification Number (PIN).
3.
 To speak with a Fidelity
representative.
4.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL
VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT
YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO
ASSURANCE THAT
MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN
A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.
TOTAL
RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS
AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
Fred L. Henning, Jr., Vice President
Norman Lind, Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
William O. McCoy
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
UMB Bank, n.a.
Kansas City, MO
and
Fidelity Service Co.
Boston, MA
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
FIDELITY'S TAX-FREE BOND FUNDS
Aggressive Municipal
California Municipal Income
California Insured Municipal Income
Insured Municipal Income
Limited Term Municipal Income
Massachusetts Municipal Income
Michigan Municipal Income
Minnesota Municipal Income
Municipal Income
New York Municipal Income
New York Insured Municipal Income
Ohio Municipal Income
Spartan Aggressive Municipal
(registered trademark)
Spartan Arizona Municipal Income
Spartan California Intermediate Municipal
Spartan California Municipal Income
Spartan Connecticut Municipal Income
Spartan Florida Municipal Income
Spartan Intermediate Municipal Income
Spartan Maryland Municipal Income
Spartan Municipal Income
Spartan New Jersey Municipal Income
Spartan New York Intermediate Municipal
Spartan New York Municipal Income
Spartan Pennsylvania Municipal Income
Spartan Short-Intermediate
Municipal Income
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Account Balances  1-800-544-7544
Exchanges/Redemptions  1-800-544-7777
Mutual Fund Quotes   1-800-544-8544
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
* INDEPENDENT TRUSTEES
 AUTOMATED LINES FOR QUICKEST SERVICE

SPARTAN


(registered trademark)
(registered trademark)
MARYLAND
MUNICIPAL INCOME
FUND
ANNUAL REPORT
AUGUST 31, 1996
CONTENTS


PRESIDENT'S MESSAGE      3    Ned Johnson on investing
                              strategies.

PERFORMANCE              4    How the fund has done over time.

FUND TALK                7    The manager's review of fund
                              performance, strategy and outlook.

INVESTMENT CHANGES       10   A summary of major shifts in the
                              fund's investments over the past six
                              months.

INVESTMENTS              11   A complete list of the fund's
                              investments with their market
                              values.

FINANCIAL STATEMENTS     15   Statements of assets and liabilities,
                              operations, and changes in net
                              assets,
                              as well as financial highlights.

NOTES                    19   Notes to the financial statements.

REPORT OF INDEPENDENT    22   The auditor's opinion.
ACCOUNTANTS


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED
FOR
DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY
AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST
OR SEND
MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.
PRESIDENT'S MESSAGE


DEAR SHAREHOLDER:
Although stocks have managed to post solid returns through the first eight months of 1996, signs of strength in the economy have led to inflation fears, causing some uncertainty in both the stock and bond markets so far this year. In 1995, both stock and bond markets posted strong results, while the year before, stocks posted below-average returns and bonds had one of the worst years in history.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
Keeping in mind that the effects of interest rate changes on your bond investments will only be "paper" gains or losses unless you sell your shares, staying in your bond fund may be appropriate if your investment horizon is at least a year or more. The longer your investing time frame, the more likely it is that you will retain your principal investment through both up and down markets. For example, a 10-year time frame, such as saving for a college education, enables you to weather these ups and downs in a long-term fund, which has higher potential returns. An intermediate-length fund could be appropriate if your investment horizon is two to four years, and a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government.
No matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
If you have any questions, please call us at 1-800-544-8888. We stand ready to provide the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in share price, reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells securities that have grown in value), and the effect of the $5 account closeout fee on an average size account. You can also look at the fund's income to measure performance. If Fidelity had not reimbursed certain fund expenses during the periods shown, the total returns, dividends, and yields would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED AUGUST 31, 1996                        PAST 1   LIFE OF
                                                     YEAR     FUND

Spartan Maryland Municipal Income Fund               5.11%    18.07%

Lehman Brothers Maryland 4 Plus Year                 4.56%    n/a
Municipal Bond Index

Maryland Municipal Debt Funds Average                4.69%    n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, or since the fund started on April 22, 1993. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Maryland 4 Plus Year Municipal Bond Index, which is a total return performance benchmark for Maryland investment-grade municipal bonds with maturities of at least four years. To measure how the fund's performance stacked up against its peers, you can compare it to the Maryland municipal debt funds average, which reflects the performance of 32 mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. over the past 12 months. Both benchmarks include reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED AUGUST 31, 1996                        PAST 1   LIFE OF
                                                     YEAR     FUND

Spartan Maryland Municipal Income Fund               5.11%    5.06%

Lehman Brothers Maryland 4 Plus Year                 4.56%    n/a
Municipal Bond Index

Maryland Municipal Debt Funds Average                4.69%    n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19960831 19960918 164556 S00000000000001
             Spart. MD Muni Inc.         LB Municipal Bond
             00429                       LB015
  1993/04/30      10000.00                    10000.00
  1993/05/31      10085.91                    10056.20
  1993/06/30      10290.79                    10224.04
  1993/07/31      10265.32                    10237.43
  1993/08/31      10557.40                    10450.57
  1993/09/30      10704.98                    10569.61
  1993/10/31      10689.74                    10590.01
  1993/11/30      10529.07                    10496.71
  1993/12/31      10803.25                    10718.29
  1994/01/31      10954.65                    10840.70
  1994/02/28      10622.40                    10559.92
  1994/03/31      10073.68                    10129.92
  1994/04/30      10162.95                    10215.82
  1994/05/31      10243.70                    10304.40
  1994/06/30      10206.48                    10241.44
  1994/07/31      10384.83                    10429.16
  1994/08/31      10403.21                    10465.22
  1994/09/30      10214.51                    10311.62
  1994/10/31       9973.88                    10128.48
  1994/11/30       9719.70                     9945.36
  1994/12/31       9992.19                    10164.26
  1995/01/31      10309.68                    10454.75
  1995/02/28      10621.51                    10758.77
  1995/03/31      10738.62                    10882.39
  1995/04/30      10731.40                    10895.23
  1995/05/31      11084.16                    11242.90
  1995/06/30      10985.06                    11145.09
  1995/07/31      11091.31                    11250.74
  1995/08/31      11242.66                    11393.40
  1995/09/30      11347.30                    11465.52
  1995/10/31      11476.69                    11632.23
  1995/11/30      11651.39                    11825.21
  1995/12/31      11770.51                    11938.85
  1996/01/31      11877.96                    12028.99
  1996/02/29      11794.29                    11947.79
  1996/03/31      11643.74                    11795.10
  1996/04/30      11619.17                    11761.72
  1996/05/31      11607.45                    11757.02
  1996/06/30      11712.40                    11885.05
  1996/07/31      11818.90                    11993.20
  1996/08/31      11818.37                    11990.33
IMATRL PRASUN   SHR__CHT 19960831 19960918 164600 R00000000000123

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Spartan Maryland Municipal Income Fund on April 30, 1993, shortly after the fund started. As the chart shows, by August 31, 1996, the value of the investment would have grown to $11,818 - an 18.18% increase on the initial investment. This assumes the fund was still owned on August 31, 1996 and therefore does not include the effect of the $5 account closeout fee. For comparison, look at how the Lehman Brothers Municipal Bond Index, which reflects the performance of the investment-grade municipal bond market, did over the same period. With dividends reinvested, the same $10,000 would have grown to $11,990 - a 19.90% increase.

UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return, and yield of
a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)
TOTAL RETURN COMPONENTS
      YEARS ENDED AUGUST 31,                 APRIL 22, 1993
                                             (COMMENCEMENT
                                             OF OPERATIONS) TO
                                             AUGUST 31,

      1996                     1995   1994   1993

Dividend return 5.02% 5.99% 5.22% 1.99%

Capital appreciation return 0.09% 2.06% -6.70% 3.48%

Total return 5.11% 8.05% -1.48% 5.47%
DIVIDEND returns and capital appreciation returns are both part of a bond fund's total return. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or gains are reinvested. Capital appreciation and total returns include the effect of the $5 account closeout fee on an average size account.
DIVIDENDS AND YIELD

PERIODS ENDED AUGUST 31, 1996            PAST          PAST 6         PAST 1
                                         MONTH         MONTHS         YEAR

Dividends per share                      3.96(cents)   23.82(cents)   48.79(cents)

Annualized dividend rate                 4.68%         4.80%          4.91%

30-day annualized yield                  4.70%         -              -

30-day annualized tax-equivalent yield   7.98%         -              -


DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.97 over the past month, $9.85 over the past six months and $9.94 over the past year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield if you're in the 41.12% combined effective 1996 federal and state income tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Increased demand for municipal
bonds in the face of continued low
supply allowed municipal bonds to
outperform taxable debt securities
during the 12 months ended
August 31, 1996. While the bond
market in general has been on a
slow slide throughout much of
1996, municipals have held their
ground better than most. For the
past 12 months, the Lehman
Brothers Municipal Bond Index -
a broad measure of the municipal
bond market - had a total return
of 5.24%. In comparison, the
Lehman Brothers Aggregate Bond
Index - a proxy for
investment-grade taxable bonds
- had a total return of 4.11%.
Factors that helped munis
outperform included a lack of
supply of new issues, strong
demand for municipal bonds from
insurance companies and the
diminishing likelihood of
significant tax reform in the near
future. Like most domestic bonds,
munis were hurt by
stronger-than-expected signs of
strength in the economy earlier in
1996. Nevertheless, the market
conditions that supported the
muni market prevailed to the point
that munis ended the period
trading at expensive levels
relative to their taxable
counterparts.
An interview with Steven Harvey, Portfolio Manager of Spartan Maryland Municipal Income Fund
Q. HOW DID THE FUND PERFORM, STEVE?
A. Quite well. For the one-year period ended August 31, 1996, the fund compiled a total return of 5.11%. For comparison, the Maryland municipal debt funds average, as monitored by Lipper Analytical Services, posted a return of 4.69% for the period, while the Lehman Brothers Maryland 4 Plus Year Municipal Bond Index produced a return of 4.56%.
Q. FIXED-INCOME MARKETS AS A WHOLE WERE SKITTISH DURING THE PERIOD. WHAT FACTORS CONTRIBUTED TO THE UNCERTAINTY IN THE MUNICIPAL MARKET?
A. I think potential tax reform issues played a big role. At the beginning of the period, there was much talk, particularly in the political arena, about the possibility of implementing a flat tax. This brought the tax-exempt status of municipals into question, and I think investors were hesitant to make long-term commitments to the municipal market. As spring and summer approached, a few things happened to right the ship. Flat tax discussion faded, record redemptions and maturities in the market made for stronger demand, and investors who had been favoring other asset classes made the switch to municipals.
Q. WHICH INDIVIDUAL HOLDINGS HAD AN IMPACT ON THE FUND DURING THE PERIOD?
A. Two hospital-related holdings - Howard County General Hospital and Greater Southeast Health System - affected the fund on opposite ends of the spectrum. On the positive side, the bonds issued by Howard County General Hospital are Baa1-rated, and the hospital itself is a major health care provider in Howard county, one of the fastest-growing economic regions in Maryland. Greater Southeast Health System, on the other hand, detracted from performance. Greater Southeast has its primary location in the District of Columbia area, and when financial problems plagued D.C., the hospital felt the ramifications, particularly in terms of receiving Medicaid payments. Aside from individual positions, I was also able to take advantage of opportunities in "insured" bonds.
Q. COULD YOU EXPLAIN THE CONCEPT OF INSURED BONDS AND THE ROLE THEY PLAYED IN THE PORTFOLIO?
A. Sure. When a bond carries insurance, it doesn't mean that the value of the bond is guaranteed. The value can change - and it surely will. Rather, insurance refers to the fact that a municipal bond insurer has issued a policy that states if the original issuer of the bond becomes unable to pay principal and interest on the bond, the insurer will step in and make good on those payments. Insured bonds have become quite popular in recent years, so popular in fact that today nearly half of all new municipal bond issuance carries this feature. I'll buy insured bonds if I like the structure of the bond and if our credit research on the bond insurer checks out. Insured bonds have generally had a positive impact on the fund.
Q. WE UNDERSTAND THERE WERE SOME INVESTMENT POLICY CHANGES . . .
A. Yes. As of June 24, 1996, the fund reserves the right to invest up to 5% of its assets - down from 35% - in below-investment-grade securities. The fund does not intend to seek out the lower-quality, below-investment-grade bonds. Instead, this change helps the fund maintain a degree of flexibility under unusual circumstances. Further, the fund now uses two additional agencies to determine the credit quality of its bonds. Ratings from Duff & Phelps Rating Co. and Fitch Investors Service, L.P., may be used, along with those from Moody's and Standard & Poor's that the fund had been using previously.
Q. MARYLAND HAS HISTORICALLY BEEN A HIGH-QUALITY STATE IN WHICH TO INVEST. WHAT DO YOU LOOK FOR WHEN SIFTING THROUGH THE STATE'S BOND SUPPLY?
A. In managing this fund, one of the challenges is finding opportunities in lower-quality, investment-grade issues. However, because the state is teeming with higher quality issues, this can be a tough chore. Maryland's AAA rating, which it has held every year since the Great Depression, is a source of pride for the state. In fact, there have been instances where the high rating has had a degree of influence on governmental decision-making. I wouldn't want to be governor of the state if that rating should ever slip.
Q. WHAT'S YOUR OUTLOOK FOR THE NEXT SIX MONTHS?
A. One thing that will continue to be a factor for municipal bond returns will be that bond insurance will remain a dominant feature of new issuance. As more and more bonds are issued with insurance, this will make the selection of uninsured bonds much narrower. I also think credit spreads - yields of higher-quality bonds relative to lower-quality issues - will tighten as investors look harder to find good, stable, investment-grade securities.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: provide high current
income exempt from federal
taxes by investing in
higher-grade and upper-grade
securities
START DATE: April 26, 1993
SIZE: as of August 31, 1996,
more than $216 million
MANAGER: Norm Lind, since
1995; manager, Fidelity New
York Insured Municipal
Income Fund, since 1994;
Fidelity Advisor
Short-Intermediate Municipal
Income, Spartan New York
Municipal Income, Spartan
Short-Intermediate Municipal
Income, Spartan New York
Intermediate Municipal
Income, since 1995; Fidelity
New York Municipal
Income, since 1993; joined
Fidelity in 1986
(checkmark)
NORM LIND ON THE FUND'S TEXAS
HOLDINGS:
"At the end of the period,
bonds issued in Texas
accounted for the fund's
largest state concentration. A
large majority of these are
issued by the Permanent
School Fund (PSF), which is
an agency established as a
financing mechanism for the
school districts in Texas. The
bonds issued by this entity are
backed by impressive
collateral. Collateral refers to
the assets pledged to a lender
until a loan is repaid. If the
borrower defaults, PSF will
step into the role of the issuing
school district and pay the
obligation. PSF's collateral
exceeds by many times its
outstanding debt. In our view,
that and other factors makes
the issuer very strong from a
credit perspective."
INVESTMENT CHANGES


TOP FIVE SECTORS AS OF AUGUST 31, 1996
                         % OF FUND'S    % OF FUND'S INVESTMENT
                         INVESTMENTS    S
                                        IN THESE SECTORS
                                        6 MONTHS AGO

General Obligation       41.5           49.4

Health Care              13.7           9.8

Housing                  9.0            14.0

Transportation           7.2            1.6

Industrial Development   6.9            5.4

AVERAGE YEARS TO MATURITY AS OF AUGUST 31, 1996
               6 MONTHS AGO

Years   12.5   13.0

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF AUGUST 31, 1996
              6 MONTHS AGO

Years   7.3   7.3

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE. BEGINNING WITH THE REPORTING CYCLE OF JUNE,1996, THE MODEL USED TO CALCULATE DURATIONS MAY BE SLIGHTLY MODIFIED IN ORDER TO FURTHER REFINE THIS INFORMATION. THESE CHANGES IN METHODOLOGY MAY PRODUCE ADJUSTMENTS IN HISTORICAL DURATION FIGURES.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF AUGUST 31, 1996 AS OF FEBRUARY 29, 1996
Aaa 58.8%
Aa, A 30.7%
Baa 4.4%
Ba, B 0.0%
Non-rated 0.0%
Short-term
investments 6.1%
Aaa 48.4%
Aa, A 38.1%
Baa 8.1%
Ba, B 0.0%
Non-rated 0.0%
Short-term
investments 5.4%
Row: 1, Col: 1, Value: 58.8
Row: 1, Col: 2, Value: 30.7
Row: 1, Col: 3, Value: 4.4
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 6.1
Row: 1, Col: 1, Value: 48.4
Row: 1, Col: 2, Value: 38.1
Row: 1, Col: 3, Value: 8.1
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 5.4
SHOWN AS A PERCENTAGE OF THE FUND'S INVESTMENTS. WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS.
INVESTMENTS AUGUST 31, 1996
Showing Percentage of Total Value of Investments


MUNICIPAL BONDS - 93.9%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
MARYLAND - 91.5%
Anne Arundel County 7% 8/1/04  Aa $ 550,000 $ 618,062
Baltimore Consolidated Pub. Impt.:
Rfdg. Series A, 0% 10/15/06 (FGIC Insured)  Aaa  2,000,000  1,150,000
 Rfdg. Series D, 6% 10/15/04 (AMBAC Insured)  Aaa  500,000  531,875
 Series A, 7% 10/15/09 (MBIA Insured)  Aaa  500,000  570,625
 Series B, 7.05% 10/15/07 (MBIA Insured)  Aaa  1,000,000  1,147,500
Baltimore County Consolidated Pub. Impt.
5.70% 7/1/02  Aaa  1,000,000  1,048,750
Baltimore County Metropolitan Dist.:
 Series 63, 6.125% 7/1/07  Aaa  850,000  899,937
 Series 65, 6% 6/1/05  Aaa  1,400,000  1,492,750
Baltimore County. Mtg. Rev. Rfdg.
(Northbrooke Apts. Proj.) Series A,
6.35% 1/20/21 (GNMA Insured)  Aaa  1,000,000  1,007,500
Baltimore Port. Facs. Rev. (Cons. Coal Sales Co.)
6.50% 12/1/10  Aa2  2,000,000  2,135,000
Baltimore Rev. Rfdg. (Wtr. Proj.) Series A,
5.50% 7/1/26 (FGIC Insured)  Aaa  1,100,000  1,043,625
Calvert County Gen. Oblig. 5.20% 1/1/04  Aa  1,200,000  1,210,500
Frederick County Pub. Facs. 5.60% 7/1/11  Aa  750,000  746,250
Howard County Metropolitan Dist. Rfdg. Series B,
6% 8/15/03  Aaa  1,000,000  1,065,000
Maryland Commty. Dev. Admin. Dept. of Hsg. &
Commty. Dev. Rev. (Single Family Prog.)
7th Series, 7.25% 4/1/19 (b)  Aa  500,000  525,625
Maryland Gen. Oblig. (Maryland State & Local
Facs. Loan) 1st Series:
  5.30% 3/15/05  Aaa  2,000,000  2,052,500
  5.50% 2/1/06  Aaa  1,620,000  1,666,575
  4.50% 2/15/08  Aaa  1,000,000  926,250
Maryland Health & Higher Edl. Facs. Auth. Rev. Rfdg.:
 (Good Samaritan Hosp.):
  5.70% 7/1/09  A1  1,000,000  1,001,250
  5.75% 7/1/13  A1  385,000  381,150
 (Greater Baltimore Med. Ctr.) 5% 7/1/19
 (FGIC Insured)  Aaa  3,000,000  2,643,750
 (Howard County Gen. Hosp.)
 5.50% 7/1/13  Baa1  1,000,000  905,000
 (Johns Hopkins Univ.) Series 1988,
 7.50% 7/1/20  Aa1  1,000,000  1,063,750
Maryland Ind. Dev. Fing. Auth. Rev. Rfdg.
(Holy Cross Health Sys. Corp.)
5.70% 12/1/10  Aa  1,000,000  1,003,750
Maryland Trans. Auth. Trans. Facs. Rev.:
 Rfdg. 5.50% 7/1/03  A1  725,000  748,563
 Rfdg. 5.80% 7/1/06  A1  500,000  521,250
 6.80% 7/1/16 (Escrowed to maturity) (d)  Aaa  975,000  1,057,875
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
MARYLAND - CONTINUED
Montgomery County Consolidated Pub. Impt.:
 Rfdg. Series A, 5.40% 7/1/02  Aaa $ 1,000,000 $ 1,031,250
 Series A, 5.625% 10/1/06  Aaa  1,500,000  1,567,500
Montgomery County Hsg. Opportunities Commission
Single Family Mtg. Series A, 6.60% 7/1/14  Aa  1,000,000  1,022,500
Northeast Waste Disp. Auth. Solid Waste Rev.
(Montgomery County Resource Recovery Proj.)
 Series A (b):
   5.90% 7/1/05  A  600,000  606,750
   6% 7/1/07  A  500,000  503,125
   6.30% 7/1/16 (MBIA Insured)  Aaa  1,000,000  1,033,750
Prince Georges County Hsg. Auth. Rev.:
 Rfdg. (Riverview Terrace) 6.70% 6/20/20  Aaa  1,000,000  1,042,500
 Single Family Rev. Series A, 6.50% 12/1/15 (b)  Aaa  465,000  477,206
Washington Metropolitan Area Trans. Auth. Rev. Rfdg.:
 6% 7/1/09 (FGIC Insured)  Aaa  600,000  624,750
 6% 7/1/10 (FGIC Insured) (f)  Aaa  2,570,000  2,669,588
Washington Suburban Sanitation Dist. 2nd Series:
 Rfdg. 8% 1/1/02  Aa1  1,000,000  1,152,500
 6.75% 6/1/01  Aa1  590,000  639,413
Worcester County Sanitation Dist. Rfdg.
Series J, 6% 8/15/02  Aa  100,000  105,500
   41,640,994
PUERTO RICO - 2.4%
Puerto Rico Aqueduct & Swr. Auth. Rev.
Series A, 7.90% 7/1/07
(Pre-Refunded to 7/1/98 @ 102) (d)  Baa1  1,000,000  1,086,250
TOTAL MUNICIPAL BONDS
(Cost $42,764,909)   42,727,244
MUNICIPAL NOTES  (A) - 6.1.%
MARYLAND - 6.1%
Baltimore County Econ. Dev. Rev. Rfdg.
(Blue Circle, Inc. Proj.) Series 1992,
3.45%, LOC Den Danske Bank, VRDN  VMIG 1  700,000  700,000
Baltimore Econ. Dev. Rev. (Rock-Tenn
Converting Co.) Series 87, 3.65%
LOC SunTrust Bank, VRDN (b)  -  300,000  300,000
Maryland Commty. Dev. Admin. Dept.
of Hsg. & Commty. Dev. Participating VRDN,
Series PT-36, 3.70% (Liquidity Facility Banque
Nationale de Paris) (b) (e)  Aa  980,000  980,000
MUNICIPAL NOTES  (A) - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
MARYLAND - CONTINUED
Maryland Health & Higher Edl. Facs. Auth. Rev. Rfdg.
(Kaiser Permanente Health Sys.) Series A,
3.40%, VRDN  VMIG 1 $ 300,000 $ 300,000
Montgomery County Hsg. Opportunities Commission
Single Family Mtg. Participating VRDN,
Series PA-40, 3.60%
(Liquidity Facility Merrill Lynch & Co., Inc.) (e) Aa 500,000 500,000 TOTAL MUNICIPAL NOTES
(Cost $2,780,000)   2,780,000
TOTAL INVESTMENTS - 100%
(Cost $45,544,909)  $ 45,507,244
FUTURES CONTRACTS
    EXPIRATION UNDERLYING FACE UNREALIZED
   DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
6  Treasury Bond Contracts   Sep. 1996 $ 643,875 $ (25,742)
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 1.4%
SECURITY TYPE ABBREVIATIONS
VRDN - Variable Rate Demand Notes
LEGEND
6. The coupon rate shown on floating or adjustable rate securities represents the
rate at period end.
7. Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
8. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
9. Security collateralized by an amount sufficient to pay interest and principal.
10. Provides evidence of ownership in one or more underlying municipal bonds.
11. Security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $2,669,588.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 84.0% AAA, AA, A 85.8%
Baa 4.4% BBB  2.0%
Ba 0.0% BB  0.0%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The percentage not rated by either S&P or Moody's amounted to 0.0%
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligation  41.5%
Health Care  13.7
Housing  9.0
Transportation   7.2
Industrial Development  6.9
Others (individually less than 5%)  21.7
TOTAL  100.0%
INCOME TAX INFORMATION
At August 31, 1996, the aggregate cost of investment securities for income tax purposes was $45,544,909. Net unrealized depreciation aggregated $37,665, of which $357,778 related to appreciated investment securities and $395,443 related to depreciated investment securities.
The fund intends to elect to defer to its fiscal year ending August 31, 1997 approximately $15,880 of losses recognized during the period November 1, 1995 to August 31, 1996.
At August 31, 1996, the fund had a capital loss carryforward of approximately $1,785,000 of which $424,300 and $1,360,700 will expire on August 31, 2003 and 2004, respectively.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 AUGUST 31, 1996

ASSETS

Investment in securities, at value (cost $45,544,909) -                $ 45,507,244
See accompanying schedule

Interest receivable                                                     526,336

 TOTAL ASSETS                                                           46,033,580

LIABILITIES

Payable to custodian bank                                   $ 43,781

Payable for investments purchased                            502,964

Payable for fund shares redeemed                             61,076

Distributions payable                                        40,024

Accrued management fee                                       21,413

Payable for daily variation on futures contracts             4,875

 TOTAL LIABILITIES                                                      674,133

NET ASSETS                                                             $ 45,359,447

Net Assets consist of:

Paid in capital                                                        $ 47,197,993

Accumulated undistributed net realized gain (loss) on                   (1,775,139)
investments

Net unrealized appreciation (depreciation)                              (63,407)
on investments

NET ASSETS, for 4,607,161 shares outstanding                           $ 45,359,447

NET ASSET VALUE, offering price and redemption price per                $9.85
share ($45,359,447 (divided by) 4,607,161 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED AUGUST 31, 1996

INTEREST INCOME                                                        $ 2,427,087

EXPENSES

Management fee                                             $ 251,668

 Non-interested trustees' compensation                      190

 Total expenses before reductions                           251,858

 Expense reductions                                         (71,259)    180,599

NET INTEREST INCOME                                                     2,246,488

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                      (88,838)

 Futures contracts                                          23,206      (65,632)

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                      53,706

 Futures contracts                                          (33,151)    20,555

NET GAIN (LOSS)                                                         (45,077)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                        $ 2,201,411
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                          YEAR ENDED     YEAR ENDED
                                                          AUGUST 31,     AUGUST 31,
                                                          1996           1995

INCREASE (DECREASE) IN NET ASSETS

Operations                                                $ 2,246,488    $ 2,294,083
Net interest income

 Net realized gain (loss)                                  (65,632)       (1,623,650)

 Change in net unrealized appreciation (depreciation)      20,555         2,356,483

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           2,201,411      3,026,916
FROM OPERATIONS

Distributions to shareholders from net interest income     (2,246,488)    (2,294,083)

Share transactions                                         8,560,569      11,716,389
Net proceeds from sales of shares

 Reinvestment of distributions                             1,705,334      1,737,058

 Cost of shares redeemed                                   (8,353,136)    (12,168,591)

 Redemption fees                                           3,130          6,959

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           1,915,897      1,291,815
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  1,870,820      2,024,648

NET ASSETS

 Beginning of period                                       43,488,627     41,463,979

 End of period                                            $ 45,359,447   $ 43,488,627

OTHER INFORMATION
Shares

 Sold                                                      859,582        1,239,543

 Issued in reinvestment of distributions                   171,384        183,665

 Redeemed                                                  (842,420)      (1,306,266)

 Net increase (decrease)                                   188,546        116,942


FINANCIAL HIGHLIGHTS
      YEARS ENDED AUGUST 31,                   APRIL 22, 1993
                                               (COMMENCEME
                                               NT OF
                                               OPERATIONS)

      1996                     1995   1994 D   AUGUST 31,
                                               1993


SELECTED PER-SHARE DATA

Net asset value, beginning of period    $ 9.840    $ 9.640    $ 10.350   $ 10.000

Income from Investment Operations        .488       .541       .543       .194
Net interest income

 Net realized and unrealized             .009 F     .198       (.697)     .348
 gain (loss)

 Total from investment operations        .497       .739       (.154)     .542

Less Distributions                       (.488)     (.541)     (.543)     (.194)
From net interest income

 In excess of net realized gain          -          -          (.020)     -

 Total distributions                     (.488)     (.541)     (.563)     (.194)

Redemption fees added to paid            .001       .002       .007       .002
in capital

Net asset value, end of period          $ 9.850    $ 9.840    $ 9.640    $ 10.350

TOTAL RETURN B                           5.12%      8.07%      (1.46)%    5.49%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period               $ 45,359   $ 43,489   $ 41,464   $ 28,941
(000 omitted)

Ratio of expenses to average             .40% C     .15% C     .03% C     .00% C
net assets

Ratio of expenses to average net         .39% E     .15%       .03%       .00%
assets after expense reductions

Ratio of net interest income to          4.91%      5.71%      5.45%      5.46% A
average net assets

Portfolio turnover rate                  74%        72%        64%        29% A


A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D EFFECTIVE SEPTEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION
OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
E FMR HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES
TO FINANCIAL STATEMENTS).
F THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF FUND SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
NOTES TO FINANCIAL STATEMENTS
For the period ended August 31, 1996




1. SIGNIFICANT ACCOUNTING POLICIES.
Spartan Maryland Municipal Income Fund (the fund) is a fund of Fidelity Union Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION.Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Short-term securities maturing within sixty days of their purchase date are valued either at amortized cost or original cost plus accrued interest, both of which approximate current value. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for gains/losses on certain futures and options transactions, capital loss carryforwards and excise tax regulations.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED realized and unrealized gain (loss). Any taxable gain remaining at fiscal year end is distributed in the following year.
REDEMPTION FEES. Shares held in the fund less than 180 days are subject to a redemption fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FUTURES CONTRACTS AND OPTIONS. The fund may use futures and options contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures, writing puts, and buying calls tend to increase the fund's exposure to the underlying instrument. Selling futures, buying puts, and writing calls tend to decrease the fund's exposure to the underlying instrument, or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $35,240,052 and $31,961,230, respectively.
The market value of futures contracts opened and closed during the period amounted to $6,418,704 and $6,892,384, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, Fidelity Management & Research Company (FMR) pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of .55% of the fund's average net assets .
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES -
CONTINUED
MANAGEMENT FEE - CONTINUED
FMR also bears the cost of providing shareholder services to the fund. To offset the cost of providing these services, FMR or its affiliates collect certain transaction fees from the fund's shareholders which amounted to $705 for the period.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above a specified percentage of average net assets. During the period, this expense limitation ranged from .25% to .40% of the fund's average net assets, and the reimbursement reduced expenses by $68,241. Effective April 1, 1996, the fund's expense limitation was eliminated.
In addition, FMR has entered into arrangements on behalf of the fund with the fund's custodian and transfer agent whereby certain interest earned on uninvested cash balances was used to offset a portion of the fund's expenses. During the period, the fund's expenses were reduced by $3,018 under these arrangements.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Union Street Trust and the Shareholders of Spartan Maryland Municipal Income Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Union Street Trust: Spartan Maryland Municipal Income Fund, including the schedule of portfolio investments, as of August 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period April 22, 1993 (commencement of operations) to August 31, 1993. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Union Street Trust: Spartan Maryland Municipal Income Fund as of August 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period April 22, 1993 (commencement of operations) to August 31, 1993, in conformity with generally accepted accounting principles.
/s/COOPERS & LYBRAND L.L.P.
Boston, MA
October 1, 1996
TO CALL FIDELITY


FOR FUND INFORMATION AND QUOTES
The Fidelity Telephone Connection offers you special automated telephone services for quotes and balances. The services are easy to use, confidential and quick. All you need is a Touch Tone telephone.
YOUR PERSONAL IDENTIFICATION NUMBER
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only you have automated telephone
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Please have your Customer Number
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you'll need it to establish your PIN. If
you would ever like to change your PIN, just choose the "Change your Personal
Identification Number" option when
you call. If you forget your PIN, please call a Fidelity representative at 1-800-
544-6666 for assistance.




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YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO
ASSURANCE THAT
MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN
A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.
TOTAL
RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS
AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.
INVESTMENT ADVISER
(registered trademark)
Fidelity Management & Research
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Boston, MA
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
Fred L. Henning, Jr., Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox*
Phyllis Burke Davis*
Richard J. Flynn*
Edward C. Johnson 3d
E. Bradley Jones*
Donald J. Kirk*
Peter S. Lynch
Edward H. Malone*
Marvin L. Mann*
Gerald C. McDonough*
Thomas R. Williams*
ADVISORY BOARD
William O. McCoy
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Co.
Boston, MA
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
FIDELITY'S MUNICIPAL BOND FUNDS
Aggressive Municipal
California Municipal Income
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Insured Municipal Income
Limited Term Municipal Income
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Michigan Municipal Income
Minnesota Municipal Income
Municipal Income
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Ohio Municipal Income
SpartanAggressive Municipal
(registered trademark)
Spartan Arizona Municipal Income
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 Municipal Income
Spartan California Municipal Income
Spartan Connecticut Municipal Income
Spartan Florida Municipal Income
Spartan Intermediate Municipal Income
Spartan Maryland Municipal Income
Spartan Municipal Income
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Spartan New York Intermediate
 Municipal Income
Spartan New York Municipal Income
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Spartan Short-Intermediate
 Municipal Income
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